UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.  )

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Chord Energy Corporation
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Chord Energy

2026

Notice of Annual Meeting of Shareholders and Proxy Statement

April 29, 2026
09:00 a.m. (Central Time)

Our Mission

Our Vision

Lead the oil and gas industry to meet the ever-growing demand for energy. Create opportunities and value for our employees, communities, and shareholders.

Values

Chord's success in fulfilling our mission and vision as leaders in the oil and gas industry relies on every team member living our values in harmony. These values have been established by Chord employees for the benefit of themselves, the company, and our communities. When we live our values, we are a safer, more sustainable, and more profitable organization.

OWNERSHIP

To deliver on our mission, every team member must think like a business owner, recognizing that we all play a role in strengthening the company's efficiency and profitability. Each individual's performance impacts the organization and our ability to reach our goals. We remain committed to excellence by taking pride in our work every day and taking responsibility when we fall short.

CARE

The way we operate every day as a company and as individuals demonstrates who we are to the world. From the biggest decisions to the smallest actions, we choose to do what's right for each other, the company, and our communities. We are motivated and passionate about what we do, and we embrace the choices that make the world better for our stakeholders.

COURAGE

Challenging the status quo, facing our shortcomings, and engaging in honest, open debate promotes safety and enables continuous improvement, which forges the path to innovation and value creation. We are courageous in facing challenges and embracing opportunities, without being reckless or cavalier.

UNITY

We are one company, moving forward toward our common vision by the powerful cohesion of team member strengths and contributions. We embrace the diversity of perspectives, expertise, and experience that each of us has to offer, without endlessly striving to achieve consensus on every decision. Our team interactions are rooted in trust and conducted with transparency.

RESILIENCE

As we strive to meet the demand for energy safely and responsibly, we will face challenges. While challenges may be unavoidable, we'll be prepared with a plan and will meet them head on with the benefit of our proven experience and willingness to learn and adapt. Our ability to adapt and our commitment to continuous improvement will position the company for continued success.

Dear Shareholders,
Energy underpins human progress and flourishing. It fuels transportation, powers homes and businesses, and serves as a critical input for countless products essential to everyday life. As a leading operator in the Williston Basin, Chord plays an important role in delivering that energy safely, efficiently, and responsibly. Our vision is to responsibly develop oil and natural gas resources that provide affordable, reliable energy to power modern life, while generating sustainable, long-term value for our shareholders.
2025 was an exceptional year for Chord. We exceeded initial 2025 expectations by driving higher production with lower capital, while improving the cost structure. The Chord team delivered meaningful, structural improvements across the business including stronger margins, enhanced capital efficiency, and higher free cash flow. Chord achieved its goal of converting approximately 80% of our inventory to long laterals ahead of schedule, lowering our cost of supply and improving returns. These improvements position us for continued success in 2026 and beyond.
The company believes positive financial performance is built on strong relationships with our stakeholders, robust risk management, and active opportunity identification. Safety remains foundational to our culture. We improved key safety metrics in 2025 while continuing to reduce emissions intensity through operational excellence and technology enhancements.
We are also excited about the opportunities created by new technologies. Artificial intelligence and machine learning tools are being deployed across our operations. Chord has identified opportunities in areas such as production optimization, forecasting, and reservoir analysis. While still early, these initiatives are already enhancing uptime, reducing costs, and improving decision making across our asset base.
None of this progress would be possible without the dedication of our employees, whose commitment to continuous improvement, innovation, safety, and accountability drives our success.
We enter 2026 as a stronger, more efficient, and more resilient company. Our large, oil-weighted, low-decline production base is supported by deep, low-breakeven inventory, providing durability across commodity cycles. We appreciate your continued trust and support and respectfully request your vote in favor of the proposals outlined in the accompanying proxy statement.
Sincerely,
Daniel E. Brown
President and Chief Executive Officer

“The Chord team delivered meaningful, structural improvements across the business including stronger margins, enhanced capital efficiency, and higher free cash flow. Chord achieved its goal of converting approximately 80% of our inventory to long laterals ahead of schedule, lowering our cost of supply and improving returns.”

2026 Proxy Statement	1

Dear Shareholders,
2025 was another year of strong performance for Chord Energy as the company responded to declining oil prices by demonstrating strong execution and durable progress across the business. Chord improved its cost structure, enhanced capital efficiency, and generated meaningful free cash flow, all of which led to substantial cash returned to shareholders while maintaining balance sheet strength. These improvements position Chord for continued resilience through commodity cycles.
The U.S. shale industry is maturing. After more than a decade of rapid growth, today’s environment increasingly rewards scale, capital discipline, operational excellence, and balance sheet strength. In this context, we believe Chord has responded appropriately to the evolving environment and created something increasingly valuable. Through selective M&A, technical innovation, and a consistent return-of-capital framework, the Company has built a scaled, oil-weighted, low-decline asset base supported by deep, low-breakeven inventory.
Effective corporate governance remains central to our oversight. The Board is composed of experienced industry leaders with both technical knowledge and a strong understanding of capital markets and shareholder priorities. We actively oversee strategy, risk management, executive compensation, and capital allocation to ensure alignment with long-term value creation. Engagement with shareholders remains an important part of our governance process, and we value the perspectives shared through our regular outreach efforts.
We also remain committed to responsible operations. As outlined in our Sustainability Report, Chord has reduced operated greenhouse gas and methane emissions intensity meaningfully in recent years while maintaining a focus on safety, transparency, and community engagement. The Board’s committees provide direct oversight of safety, environmental performance, and the integration of these metrics into our incentive framework, reinforcing the connection between responsible operations and shareholder returns.
Looking ahead to 2026 and beyond, we believe Chord is positioned as a stronger, more efficient, and more resilient company. The Board is confident in management’s strategy: disciplined capital allocation, continuous operational improvement, thoughtful integration of new technologies, selective M&A, and a sustained commitment to returning capital to shareholders.
On behalf of the Board of Directors, thank you for your continued trust and investment in Chord Energy. We respectfully request your support for the proposals outlined in the accompanying proxy statement and look forward to building on our progress in the years ahead.
Sincerely,
Susan M. Cunningham
Board Chair

"Today’s environment increasingly rewards scale, capital discipline, operational excellence, and balance sheet strength. In this context, we believe Chord has responded appropriately to the evolving environment and created something increasingly valuable."

2	2026 Proxy Statement

Notice of Annual Meeting of Shareholders

Items of Business
DATE AND TIME
Wednesday, April 29, 2026
9:00 AM
Central Time
LOCATION
1001 Fannin Street,
Suite 1500, Houston,
Texas 77002
RECORD DATE
March 9, 2026
How to Vote
ONLINE
www.proxyvote.com
BY PHONE
1-800-690-6903
BY MAIL
Sign, date and return
your proxy card in the
enclosed envelope

PROPOSALS		BOARD VOTE RECOMMENDATION	FOR FURTHER DETAILS

1	Election of eleven Directors to serve until the Company's 2027 Annual Meeting.	“FOR” all nominees	Page 17

2	Advisory vote to approve executive compensation as described in the accompanying proxy statement.	“FOR”	Page 53

3	Ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2026.	“FOR”	Page 102

We will also transact such other business as may
properly come before the Annual Meeting.
Houston, Texas
March 19, 2026
By order of the Board of Directors,
Shannon B. Kinney
Corporate Secretary
IMPORTANT NOTICE REGARDING THE ELECTRONIC AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON APRIL 29, 2026
Chord Energy Corporation (the "Company," "Chord," "we," "us," or "our") has elected to take advantage of the U.S. Securities and Exchange Commission (the “SEC”) rules that allow us to furnish proxy materials to the Company’s shareholders via the internet. These rules allow us to provide information that the Company’s shareholders need while lowering the costs and accelerating the speed of delivery and reducing the environmental impact of the 2026 Annual Meeting of Shareholders (the "Annual Meeting"). The Company is making this proxy statement and its Annual Report on Form 10-K for the year ended December 31, 2025 (the “Annual Report”) available to its shareholders at www.proxyvote.com.

2026 Proxy Statement	3

4	2026 Proxy Statement

Highlights

Company Overview

Chord Energy is a premier Williston Basin operator with high-quality assets, differentiated technical knowledge, and strong track record of value creation. Our disciplined capital allocation across top-tier assets and operational excellence empower us to be resilient and adaptable and maximize returns for our shareholders. Our best-in-class balance sheet represents our commitment to capital discipline and provides flexibility across volatile commodity price environments. We lead with an experienced board of directors and act as responsible stewards of our team, communities, and the planet, safely delivering energy to improve lives. As a proud oil and gas operator, we’re committed to energizing the world today and tomorrow.

2025 Operational and Financial Highlights
154.8 MBopd
AVERAGE OIL PRODUCTION VOLUMES
$1.36B
CAPITAL EXPENDITURES ("CAPEX")(1)
(1)Includes $19.7 million of reimbursable non-op CapEx.
122 gross (99 net)
TIL'D OPERATED WELLS
$9.73 per Boe
LEASE OPERATING EXPENSES ("LOE")
917.5 MMBoe
NET PROVED RESERVES(2)
(2)Estimated as of December 31, 2025, with a Standardized Measure of $7.5 billion and PV-10 of $9.1 billion. See page 14 of our 2025 10-K for a reconciliation of PV-10 to Standardized Measure.
2025 Shareholder Return Highlights

$318MM	$5.20/share
BASE DIVIDENDS PAID	BASE DIVIDENDS DECLARED

$387MM	7%
COMMON STOCK REPURCHASED(1)	OUTSTANDING COMMON STOCK REPURCHASED
(1)Includes shares withheld to cover income taxes on vested equity awards.

2026 Proxy Statement	5

Highlights
Our Value Proposition

Objectives

Maximize Returns

- Execute development program efficiently
- Optimize capital allocation.
- Continued focus on improving project economics.
- Improve operational efficiency in the field and corporate.

Financial Strength

- Preserve strong balance sheet.
- Protect cash generation capability.
- Thoughtful hedging and return of capital plans to improve resiliency and retain firepower.

Disciplined Growth

- Increase equity value / size and scale.
- Extend current inventory life.
- Expand inventory quality and depth organically and inorganically.
- Explore beneficial merger and acquisition opportunities.

Responsible Stewardship

- Maintain a culture of continuous improvement in ESG practices.
- Commit to safely delivering energy.
- Continued focus on minimizing impact to air, land and water.
- Build on our respected brand in industry, communities, and with investors.

Top Talent

- Attract and retain high-quality employees.
- Increase employee engagement, development, and growth opportunities.
- Build commercial acumen and organizational capability.
- Motivate leadership and employees to successfully execute strategy.

We are focused on unlocking the full potential of our employees and assets to deliver the vital energy needed to power the world. This diagram illustrates the correlation between our corporate compensation metrics and strategic objectives. It also demonstrates how objective outcomes drive our broader value proposition to stakeholders.

Outcomes

- Improved current and future business performance
- Strong return of capital program
- Trading multiple expansion through investor relevance, passive investments, and status as a high quality company.

Value Proposition

Deliver peer-leading total shareholder return over 3 years, while building value-enhancing options for the organization.

Compensation Metrics

QUANTITATIVE PERFORMANCE (80%)

Sustainability (20%)

Safety (Recordable Incidents / Training Attendance)

Environment (Spill Rate / Gas Capture)

FCF Generation (45%)

EBITDAX ($MM)

Expense Management (LOE+G&A) ($/BOE)

Capital Expenditures ($MM)

Profitability (15%)

F&D ($/BOE)

QUALITATIVE PERFORMANCE (20%)

Lower average inventory breakeven

Increase inventory runway/depth

Enhance the capability of the organization

Allocate capital in a disciplined fashion

6	2026 Proxy Statement

Highlights
Safety and Sustainability
Chord is committed to meeting global energy needs responsibly while continuously improving our safety and sustainability performance. We believe oil and natural gas will continue to play an important role in delivering reliable energy that supports quality of life and economic growth. With abundant resources and a strong regulatory framework, the United States is well-positioned to help meet demand today and in the future.
Our approach to sustainable operations is guided by strong governance and clear accountability. The Board’s Safety and Sustainability Committee provides oversight of our safety and environmental programs and works with senior leadership, including the Senior Vice President of Environment and Sustainability, to advance initiatives and assess progress.
Chord’s compensation programs reinforce this focus. All employees, including executives, participate in an annual incentive plan that includes quantitative measures tied to key operational priorities, including safety, spills, and emissions. We continue to advance operational excellence through technology, disciplined execution, and a culture of continuous improvement, strengthening safety performance and working to reduce emissions while delivering reliable energy. For a more complete discussion of our approach and performance, please refer to our Sustainability Report, with key highlights summarized below.
For more information about Chord’s sustainability commitment, please visit the “Sustainability” page on our website to access our Sustainability Report and corporate policies.
Highlights from Our Sustainability Report Issued in 2025

2026 Proxy Statement	7

Highlights
Human Capital Management
In furtherance of our mission to responsibly produce hydrocarbons while exercising capital discipline, operating efficiently, improving continuously and providing a fun and rewarding environment for our employees, we seek to foster a culture of innovation and are constantly looking for ways to strengthen our organizational agility and adaptability. Executing our strategy in our highly competitive industry depends on our attracting, developing, and retaining a highly effective, talented, and engaged workforce.

HEALTH AND SAFETY
We are committed to protecting the health and safety of our employees, contractors, and communities. To maintain our safety culture, we have developed a comprehensive safety management system and continue to monitor and update our safety policies and practices. In addition, safety training is provided regularly to all employees, and, in order to reinforce accountability, safety performance is integrated into our annual compensation program for all employees. We seek to partner only with contractors and vendors who share our commitment to safety.

COMPENSATION AND BENEFITS
Our total rewards program includes base pay and short- and long-term incentive opportunities for eligible employees and our benefits include retirement plan dollar matching, health insurance, disability coverage, paid time off, flexible work schedules, and financial and mental health wellness resources and services. We competitively compensate our employees so that they feel valued, which also enables us to attract, motivate, and retain high-quality talent. We educate and incentivize our employees to increase focus on key performance goals, deepen commitment to our collective success and improve employee well-being. The compensation and benefits provided as part of our total rewards program is intended to be fair and equitable across positions and locations, market competitive, based on merit, consistent with our values, and transparent to our employees.

TRAINING, DEVELOPMENT AND CAREER OPPORTUNITIES
We are committed to the personal and professional development of our employees. Many of our employees work in disciplines that require highly specialized skills and subject-matter expertise, underpinning our ability to deliver on our strategic priorities. Employees are provided with training programs designed to develop and elevate their skills in leadership, professional competencies, safety, data analysis, and information and technology. Through these programs, employees develop skills to help them best perform in their current jobs as well as skills and experience that support long-term growth. We are also proud to sponsor and support various training, scholarship, and other charitable programs to support growth in our communities, including the Bakken Area Skills Center, OneGoal and Junior Achievement.

WORKFORCE DYNAMICS
We prioritize diversity of thought and constructive debate, as we believe a workforce that brings varied backgrounds and experiences enriches us with unique perspectives and ideas. We are an equal opportunity employer and do not discriminate on the basis of any characteristic protected by applicable law. Our approach to talent attraction and promotion enables all individuals to be evaluated based on their merit. To maintain a multi-talented and respectful workforce, we maintain a robust compliance program supported by annual certification by all employees to our Code of Business Conduct and Ethics Policy, as well as training programs on equal employment opportunity.

8	2026 Proxy Statement

Proxy Summary
This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting. Page references are supplied to help you find further information in this proxy statement.

PROPOSAL 1

Election of Directors

The Board recommends a vote FOR each director nominee.	See page 17

Director Nominees
The following provides summary information about each director nominee.

NAME	DIRECTOR SINCE(1)	AGE	GENDER	COMMITTEE
				AR	CHR	NG	SS
Susan Cunningham Board Chair	2022	70	F
Daniel Brown President and Chief Executive Officer of Chord Energy	2022	50	M
Douglas Brooks $	2022	67	M
Ian Dundas	2024	58	M
Hilary Foulkes	2024	68	F
Samantha (Holroyd) McKinney $	2022	57	F
Kevin McCarthy	2022	66	M
Ward Polzin $	2024	63	M
Jeffrey Sheets $	2024	68	M
Anne Taylor	2022	70	F
Marguerite Woung-Chapman	2022	60	F

(1) Chord was formed in 2022 upon the successful combination of Oasis Petroleum Inc. and Whiting Petroleum Corporation. Because the combination fundamentally transformed each constituent company and created a new, larger, and more complex organization, we currently believe it is appropriate to measure director tenure by reference to service to the combined company.

= Chair	= Member	$ = Financial Expert	= Independent	AR = Audit and Reserves
CHR = Compensation and Human Resources		NG = Nominating and Governance	SS = Safety and Sustainability

2026 Proxy Statement	9

Proxy Summary
Board Snapshot

Independence	Demographics(1)	Age

[1] One of our Directors self-identified as being a member of an underrepresented community.

SKILLS & EXPERIENCE	TOTAL

Current or Past Public Company C-Suite Public company C-suite experience demonstrates a practical understanding of organizations, processes, strategy, risk, and risk management.	8

E&P Operations Industry experience provides valuable perspective on issues specific to our business within the E&P industry.	10

Capital Allocation/Investment The ability to allocate capital wisely is critical to the successful execution of our operational plans and to the protection of our shareholders' investment in us.	10

Financial Reporting & Accounting Financial reporting, audit knowledge, and experience in capital markets, both debt and equity, are critical to our business.	8

Environmental, Health and Safety Management EHS experience contributes to proper stewardship of our environmental and human resources, which are critical components of our success and license to operate.	8

Information Technology Experience in information technology, including cybersecurity risk, cloud computing, scalable data analytics, and big data technologies add exceptional value to our Board.	2

Business Development/M&A Business development skill and experience is highly valuable to the Company as we seek to execute our strategic vision and build scale accretively.	11

Compensation & Human Resources Human capital management experience is essential for effective oversight on matters such as culture, succession planning, talent development, and retention.	8

Risk Management/Sustainability Risk management/sustainability experience supports achievement of strategic business objectives and long-term value creation with a responsible, sustainable business model.	10

Corporate Governance Corporate governance experience supports our goals of strong board and management accountability, transparency, and protection of shareholder interests.	10

Legal & Regulatory Legal and regulatory experience offers valuable insight into the many regulations and governmental actions and decisions that affect our industry.	3

10	2026 Proxy Statement

Proxy Summary
Governance At-a-Glance
Following are highlights of our governance program.

Chord Governance

•Annual election of directors
•Majority voting and Director Resignation Policy in contested elections
•Shareholder right to call special meetings
•Shareholder proxy access
•Separate CEO and Board Chair
•Non-employee director stock ownership guidelines equal to 5x annual Board cash retainer
•Nasdaq-compliant clawback policy
•No supermajority voting provisions
•No "poison pill" in effect
•Single class share capital structure
•Hedging, pledging, short sales of Company stock prohibited
•No restrictions on director access to management
•Board oversight of strategy and risk management
•Performance relative to strategic priorities impacts executive and employee compensation
•Quantitative ESG metrics impact executive and employee compensation
•Consistent shareholder engagement; demonstrated responsiveness to feedback

•Deep experience and diverse perspectives on the Board
•Annual skills matrix completed, evaluated, disclosed
•Robust annual Board and committee evaluation process with actionable follow-up
•Regular assessment of emerging needs for Board refreshment and skills
•Focus on directors with the right skills for the optimal enhancement of the current mix of talent and experience on the Board
•During 2025, amended the Corporate Governance Guidelines to include director retirement age and tenure guidelines
•Independent Committee Chairs and Committees
•Regular executive sessions of independent directors at Board and committee meetings
•Regular Board trainings on corporate governance and sustainability-related issues and access to additional materials and seminars provided

2026 Proxy Statement	11

Proxy Summary

PROPOSAL 2

Advisory Vote to Approve Executive Compensation

The Board recommends a vote FOR this proposal.	See page 53

Elements of Compensation
We view the various components of our compensation program as distinct but related, and we emphasize “pay for performance” by structuring our program so that a significant portion of our Executive Officers' total compensation is "at risk" and tied to the Company's long- and short-term financial, operational and strategic goals. The charts below reflect this allocation for our 2025 executive compensation program.
The Company has closely aligned executive compensation with Company performance by tying a majority of the value of our Named Executive Officers' compensation to the performance of the Company's common stock through grants of performance- and time-based RSU awards. Our annual cash incentive program is also performance-based.
In 2025, 75% of our CEO's target total compensation was equity-based, with 67% of his equity compensation comprised of absolute TSR and relative TSR PSUs. His annual cash incentive opportunity, which is also performance-based, accounts for another 14% of his target total compensation. For additional information, please see "—Elements of Compensation" and "—2025 Compensation."
2025 CEO Compensation

12	2026 Proxy Statement

Proxy Summary
The approximate allocation of the Company's direct compensation elements for the 2025 executive compensation program (consisting of base salary, annual performance-based cash incentives, performance share units ("PSUs") based on absolute and relative total shareholder return ("TSR") metrics, and time-based restricted stock units ("RSUs")) is shown below.

COMPENSATION ELEMENTS
CEO	OTHER NEOs	DESCRIPTION
Base Salary

•Fixed pay determined by position and level of responsibility •Competitively targeted within peer group

Annual Performance-Based Cash Incentive

•Aligns employees’ interest with those of shareholders
•Payment made based on achievement of specified Company performance goals
•Final payout subject to Board discretion
•Target payout is percentage of salary, which varies by position

Long-Term Equity-Based Compensation
Absolute TSR PSUs

•Contingent shares may be earned over 3-year periods depending upon TSR performance measured against specific premium return objectives
•Promote alignment with shareholder interests by rewarding the absolute increase in TSR
•Number of PSUs earned ranges from 0-300% of target

Relative TSR PSUs

•Contingent shares may be earned over 3-year periods depending upon relative TSR performance measured against a specified company peer group
•Promote alignment with shareholder interests by rewarding shareholder returns compared to potential alternative investments
•Number of PSUs earned ranges from 0-200% of target

Time-Based RSUs

•Contingent shares vest ratably over three years to promote retention of key executives •Value at-risk based on stock price performance

Other Employee Benefits
•Benefits available to all employees, including medical, dental, short- and long-term disability, health club subsidy, parking and 401(k) plan with employer matching of first 8% eligible compensation contributed

2026 Proxy Statement	13

Proxy Summary
Committee Oversight
Chord has a robust annual cycle to plan, review and execute the executive compensation process and to oversee the Company's strategies relating to talent, leadership, and culture. Our competitive business requires attracting, developing and retaining a motivated team inspired by leadership and engaged in meaningful work. Employee opportunities for growth are abundant and our continuous improvement culture thrives in a way that embraces everyone's contribution. As described above, the Compensation and Human Resources ("CHR") Committee is responsible for overseeing Chord’s human resources strategies and prioritizing our efforts to attract and retain employees and leaders with the skills and experience needed to achieve our strategic objectives in dynamic market conditions. During 2025, the CHR Committee engaged with management on several issues impacting Chord’s human capital strategy, including: effective employee engagement, positive corporate culture, executive and employee succession, and recruiting and retention.
Best Practices in Our Compensation Program
The CHR Committee reviews on an ongoing basis the Company’s executive compensation program to evaluate whether it supports the Company’s executive compensation philosophies and objectives and is aligned with shareholder interests. Our 2025 executive compensation practices include the following, each of which the CHR Committee believes reinforces our executive compensation objectives:

What We Do	What We Do Not Do

 Independent compensation consultant reports directly to the Committee
 Double-trigger change-in-control severance benefits
 Clawback Policy
 Robust stock ownership guidelines
 Annual Say-on-Pay vote
 Active Shareholder Engagement
 Limited perquisites
 Mitigation of undue risk

 No employment agreements
 No tax gross-ups
 No defined benefit pension plans
 No dividends on unearned performance-based awards under our LTIP
 LTIP does not allow repricing of underwater stock options without shareholder approval
 No pledging, hedging, or short sales of our securities

Shareholder Outreach

In 2025, we invited shareholders representing ~ 50% of shares outstanding to meet with us regarding executive compensation and other topics of interest to shareholders.	Shareholders representing ∼ 13% of shares outstanding elected to participate in discussions with the Company.

Participants were supportive of the Company’s executive compensation program. Shareholders also engaged and provided valuable feedback on topics related to corporate governance and sustainability, including safety and environmental matters.

14	2026 Proxy Statement

Proxy Summary

PROPOSAL 3

Ratification of Appointment of the Independent Registered Public Accounting Firm

The Board recommends a vote FOR this proposal.	See page 102

The Audit and Reserves Committee of the Board of Directors has appointed PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for 2026.
The Board of Directors is submitting the appointment of PricewaterhouseCoopers LLP for ratification at the Annual Meeting. Although the submission of this matter for approval by shareholders is not required, we value the opinions of our shareholders and believe that shareholder ratification of the appointment is a good corporate governance practice.
If the shareholders do not ratify the appointment of PricewaterhouseCoopers LLP, the Audit and Reserves Committee may reconsider the appointment of that firm as the Company’s independent registered public accounting firm.

2026 Proxy Statement	15

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16	2026 Proxy Statement

Board of Directors

PROPOSAL 1

Election of Directors

To the extent authorized by the proxies, the shares represented by the proxies will be voted in favor of the election of the eleven nominees for director whose names are set forth herein. If for any reason any of these nominees is not a candidate when the election occurs, the shares represented by such proxies will be voted for the election of the other nominees named and may be voted for any substituted nominees or the Board may reduce its size. However, management of the Company does not expect this to occur.
Vote Required
Each of our directors will stand for election annually and must be elected by a majority of votes cast with respect to such director.

The board recommends a vote "FOR” each of the persons nominated.

Active Board Refreshment
In the last four years, we have completed two transformative strategic transactions: (1) Oasis Petroleum Inc.'s combination with Whiting Petroleum Corporation forming Chord Energy Corporation (the "2022 Merger") and (2) Chord's combination with Enerplus Corporation in 2024 (the "Enerplus Transaction"). In connection with each transaction, we have added talented members to the Board who enhance the mix of skill, experience, and perspective available to the Company. In 2024, the following directors joined the Board from Enerplus Corporation:

2024

Ian Dundas	Hilary Foulkes	Ward Polzin	Jeffrey Sheets
Former Enerplus Corporation Chief Executive Officer	Former Enerplus Corporation Board Chair	Former Enerplus Corporation Audit Committee Member	Chair, Audit and Reserves Committee (Chord)

2026 Proxy Statement	17

Board of Directors
Board Nominee Background
Our directors bring a breadth of experience, expertise, and perspective to the Company, including an average of over 30 years of industry leadership experience across multiple disciplines.
Independence
Tenure

Age

2
70-79 years
3
50-59 years
63 years
Average Age
6
60-69 years

Demographics(1)
1 One of our Directors self-identified as being a member of an underrepresented community.
Board Skills, Experience and Qualifications
The Board values varied perspectives and ideas in the performance of its responsibilities and, therefore, believes it is important for directors to possess an array of experience, skills, backgrounds, and achievements. When considering individual candidates, the Nominating and Governance Committee (the “NG Committee”) focuses on the optimal enhancement of the current mix of talent and experience on the Board. With input from the Board, the NG Committee takes these factors into account as well as other appropriate characteristics, such as sound judgment, personal character and integrity.
To identify nominees, the NG Committee may, in its discretion, engage one or more search firms or solicit recommendations from existing directors and management. If existing directors or management are solicited, their recommendations would be considered by the NG Committee along with any

18	2026 Proxy Statement

Board of Directors
recommendations that have been received from shareholders. The NG Committee Charter provides that the NG Committee must treat recommendations for directors that are received from the Company’s shareholders equally with recommendations received from any other source; provided, however, that in order for such shareholder recommendations to be considered, the recommendations must comply with the procedures outlined in the Company’s Bylaws and described in the Company’s proxy statement for its annual meeting of shareholders.
The Company's goal is to assemble and maintain a Board composed of individuals that not only bring a wealth of business and/or technical expertise, experience, and achievement, but that also demonstrate a commitment to ethics in carrying out the Board’s responsibilities with respect to oversight of the Company’s operations. We believe our current Board reflects these principles. With an average of over 30 years of industry experience, our directors have held leadership roles across the upstream, midstream, oil services, investing, banking, advising, and finance industries.
A skill set chart follows that identifies the diversity of expertise, experience and characteristics that the Board believes contribute to an effective and well-functioning board. The lack of a check does not mean that the director does not possess that skill or experience. Rather, a check indicates that the item is a specific skill or experience that the director brings to the Board.

Skills & Experience
Current or Past Public Company C-Suite
E&P Operations
Capital Allocation/Investment
Financial Reporting & Accounting
Environmental, Health and Safety Management
Information Technology
Business Development/M&A
Compensation & Human Resources
Risk Management/Sustainability
Corporate Governance
Legal & Regulatory

2026 Proxy Statement	19

Board of Directors

SKILLS & EXPERIENCE	TOTAL

Current or Past Public Company C-Suite Public company C-suite experience demonstrates a practical understanding of organizations, processes, strategy, risk, and risk management.	8

E&P Operations Industry experience provides valuable perspective on issues specific to our business within the E&P industry.	10

Capital Allocation/ Investment The ability to allocate capital wisely is critical to the successful execution of our operational plans and to the protection of our shareholders' investment in us.	10

Financial Reporting & Accounting Financial reporting, audit knowledge, and experience in capital markets, both debt and equity, are critical to our business.	8

Environmental, Health and Safety Management EHS experience contributes to proper stewardship of our environmental and human resources, which are critical components of our success and license to operate.	8

Information Technology Experience in information technology, including cybersecurity risk, cloud computing, scalable data analytics, and big data technologies add exceptional value to our Board.	2

Business Development/ M&A Business development skill and experience is highly valuable to the Company as we seek to execute our strategic vision and build scale accretively.	11

Compensation & Human Resources Human capital management experience is essential for effective oversight on matters such as culture, succession planning, talent development, and retention.	8

Risk Management/Sustainability Risk management/sustainability experience supports achievement of strategic business objectives and long-term value creation with a responsible, sustainable business model.	10

Corporate Governance Corporate governance experience supports our goals of strong board and management accountability, transparency, and protection of shareholder interests.	10

Legal & Regulatory Legal and regulatory experience offers valuable insight into the many regulations and governmental actions and decisions that affect our industry.	3

20	2026 Proxy Statement

Board of Directors
Director Independence
To maintain a strong and independent board, all directors of the Company, other than Mr. Brown and Mr. Dundas, are independent. The Company’s Corporate Governance Guidelines require the assessment of directors’ independence each year pursuant to the Nasdaq listing standards. The Board has determined that all non-employee directors meet the Nasdaq independence standards and are free of any material relationship with the Company.
In making such determination, the Board considered the fact that our directors may be directors, retired officers, stockholders, consultants or advisors of companies with which we conduct business. The Board also considered relationships that, while not constituting related-party transactions in which a director had a direct or indirect material interest, nonetheless involved transactions between the Company and a company with which a director is affiliated and the Board also considered the nature and extent of other relationships among directors and persons in the Company. None of the matters identified below were determined to be material to the Company or the counterparty, and, therefore, did not impact the independence of our directors under the applicable standards.

Director	Matters Considered
Kevin McCarthy	Mr. McCarthy serves on the Board of Plains All American Pipeline, which conducts ordinary course business transactions with the Company.
Jeff Sheets	Mr. Sheets serves on the Board of SLB Limited, which conducts ordinary course business transactions with the Company.
Marguerite Woung-Chapman	During 2025, Ms. Woung-Chapman served on the Board of Summit Midstream Corporation, which conducts ordinary course business transactions with the Company.

2026 Proxy Statement	21

Board of Directors
Who We Are
Our directors are industry-leading experts with an average of more than 30 years of industry leadership experience across multiple disciplines. Each of our directors will stand for election annually and must be elected by a majority of shares voted. Set forth below is biographical information about each of the Company’s directors.

SUSAN CUNNINGHAM, 70

Director since: 2022 Houston, Texas	Committees: None

EXPERIENCE
•Advisor for Darcy Partners, a consulting firm (2017-2019)
•EVP, EHSR and New Frontiers, Noble Energy, Inc. (2014-2017)
•SVP, Gulf of Mexico, West Africa, and Frontier Ventures for Noble Energy, Inc.
•Variety of positions at Texaco U.S.A., Statoil Energy, Inc. and Amoco Corporation
Ms. Cunningham has more than 35 years of oil and gas industry experience and brings strong leadership skills and extensive exploration and production experience and knowledge developed as a senior executive of Noble Energy, Inc.

OTHER DIRECTORSHIPS
•Whiting Petroleum - ESG (Chair) and Audit Committees (2020-2022)
•Enbridge Inc. – Compensation Committee and Chair of the Sustainability Committee
•Chair of the Advisory Board to the Dean of the Faculty Science at McMaster University (Canada)
•Board of Directors of Oil Search (2018-2021)
•Board of Directors of Cliffs Natural Resources/Cleveland Cliffs (2005-2014)
EDUCATION
•BA, Geology and Physical Geography – McMaster University, Ontario Canada
•Advanced Management Program and Executive Coaching Certification – Rice University

Skills and Qualifications
Current or Past Public Company C-Suite	E&P Operations	Capital Allocation/ Investment	Financial Reporting & Accounting
Environmental, Health and Safety Management	Information Technology	Business Development/ M&A	Compensation & Human Resources
Risk Management/Sustainability	Legal & Regulatory

22	2026 Proxy Statement

Board of Directors

DANIEL BROWN, 50

President and Chief Executive Officer of Chord Energy Director since: 2022 Houston, Texas	Committees: None

EXPERIENCE
•Executive Vice President, U.S. Onshore Operations, Anadarko Petroleum Corporation (2017-2019)
•Vice President, Corporate Planning, Vice President, Operations, Senior Vice President, International and Deepwater Operations and Executive Vice President, International and Deepwater Operations, Anadarko (2013-2017)
Mr. Brown brings extensive experience from his more than 25 years in the oil and gas industry. His broad knowledge base developed during his career in U.S. onshore, Gulf of America and international operations adds valuable perspective and enhances the Board’s expertise. Through his senior leadership positions at two large, well-respected, public energy companies, Mr. Brown has a deep knowledge of the strategic, financial, risk and compliance issues facing a publicly- traded company.

OTHER DIRECTORSHIPS
•Beacon Offshore Energy, LLC (2020-Present)
•Board Chair of OMP GP LLC, general partner of Oasis Midstream Partners LP (2021-2022)
•Western Midstream Partners, LP (2019)
•Western Gas Equity Partners, LP and Western Gas Partners, LP (2017-2019)
EDUCATION
•BS, Mechanical Engineering - Texas A&M University
•MBA, Rice University (Jones Scholar Award)

Skills and Qualifications
Current or Past Public Company C-Suite	E&P Operations	Capital Allocation/ Investment	Environmental, Health and Safety Management
Business Development/ M&A	Compensation & Human Resources	Risk Management/Sustainability	Corporate Governance

2026 Proxy Statement	23

Board of Directors

DOUGLAS BROOKS, 67

Director since: 2022 Montgomery, Texas	Committees: Audit and Reserves, Audit Committee Financial Expert Safety and Sustainability

EXPERIENCE
•Special Board Advisor, Tokyo Gas America, select US subsidiaries
•Advisor, Covalence Investment Partners (2024-2025)
•Chord, Lead Independent Director (2022-2023)
•CEO, Oasis Petroleum Inc. (2020-2021)
•President, CEO and Director of Energy XXI Gulf Coast, Inc. until its sale to Cox Oil & Gas (2017-2018)
•President, CEO and Director of Yates Petroleum Corporation, a private E&P company until its merger with EOG Resources (2015-2016)
•CEO of Aurora Oil & Gas Limited until its acquisition by Baytex Energy (2012-2014)
•Founder and CEO of Compass Resources, a private equity sponsored resource exploration company (2006-2012)
•Marathon Oil Company for 24 years - Director, Western Hemisphere Business Development and Upstream M&A
Mr. Brooks provides extensive industry and executive and board leadership experience to the Board. Given his experience, he is well positioned to provide key insight into asset management, operations and strategy. Mr. Brooks was recognized by NACD among America's Top 100 Directors in 2022.

OTHER DIRECTORSHIPS
•California Resources Corporation, Nominating and Governance Committee and Finance Committee (2020-2023)
•Board Chair of Oasis Petroleum Inc. (2020-2022)
•Board Chair of OMP GP LLC, general partner of Oasis Midstream Partners LP (2020-2021)
•Chaparral Energy, Inc. (2017-2020)
•Madalena Energy Inc., a Canadian-based oil and gas company (now Centaurus Energy, Inc.) (2014-2020)
EDUCATION
•BS, Business Management - University of Wyoming, Casper
•MBA, Our Lady of the Lake University

Skills and Qualifications
Current or Past Public Company C-Suite	E&P Operations	Capital Allocation/ Investment	Financial Reporting & Accounting
Environmental, Health and Safety Management	Business Development/ M&A	Compensation & Human Resources	Risk Management/Sustainability
Corporate Governance	Legal & Regulatory

24	2026 Proxy Statement

Board of Directors

IAN DUNDAS, 58

Director since: 2024 Calgary, Alberta	Committees: None

EXPERIENCE
•President and CEO, Enerplus Corporation (2013-2024)
•EVP and COO, Enerplus Corporation (2011-2013)
•VP Business Development, Enerplus Corporation (2002-2011)
Mr. Dundas has more than 25 years of oil and gas industry experience and brings strong expertise in operational strategies, strategic planning, marketing and reserves, as well as acquisitions and divestitures.

OTHER DIRECTORSHIPS
•IS Energy (2024-Present)
•Sharptail Energy (2024-Present)
•PrairieSky Royalty (2025-Present)
•Enerplus Corporation (2013-2024)
EDUCATION
•Bachelor of Commerce (Distinction) – University of Calgary
•Bachelor of Laws (Distinction) - University of Alberta

Skills and Qualifications
Current or Past Public Company C-Suite	E&P Operations	Capital Allocation/ Investment	Financial Reporting & Accounting
Environmental, Health and Safety Management	Business Development/ M&A	Compensation & Human Resources	Risk Management/Sustainability
Corporate Governance

2026 Proxy Statement	25

Board of Directors

HILARY FOULKES, 68

Director since: 2024 Calgary, Alberta	Committees: Compensation and Human Resources Safety and Sustainability

EXPERIENCE
•Independent Advisor to TPH & Co., Canada (2014-Present)
•Executive Vice President and Chief Operating Officer - Penn West Energy (2011-2012)
•Executive Vice President, Business Development - Penn West Energy (2010-2011)
•Senior Vice President, Business Development - Penn West Energy (2008-2010)
•Managing Director – Scotiabank (2000-2008)
Ms. Foulkes has more than 40 years of oil and gas industry experience combining upstream operations, strategic planning, investment banking, leadership and corporate governance.
OTHER DIRECTORSHIPS •Pine Cliff Energy (2023-Present) •Enerplus Corporation, Board Chair (2014-2024) EDUCATION •Honors Bachelor of Science (Earth Sciences) - University of Waterloo, Ontario Canada

Skills and Qualifications
Current or Past Public Company C-Suite	E&P Operations	Capital Allocation/ Investment	Environmental, Health and Safety Management
Business Development/ M&A	Compensation & Human Resources	Risk Management/Sustainability	Corporate Governance

26	2026 Proxy Statement

Board of Directors

KEVIN MCCARTHY, 66

Director since: 2022 Houston, Texas	Committees: Compensation and Human Resources Nominating and Governance

EXPERIENCE
•Vice Chairman, Kayne Anderson Capital Advisors, L.P. (2019-2023)
•CEO Kayne Anderson’s closed-end funds (2004-2019)
•Chairman of the Board for Kayne Anderson’s closed-end funds (2004-2020)
•Range of leadership positions, including global head of energy investment banking at UBS Securities and similar positions at PaineWebber and Dean Witter
Mr. McCarthy has significant energy finance and investment experience with deep knowledge of oil and gas commodity markets and oil and gas companies both as an investment banker and from having served as Chairman and Chief Executive Officer at Kayne Anderson.

OTHER DIRECTORSHIPS
•Kinetik Holdings Inc., Compensation and Audit Committees (2017-Present)
•PAA GP Holdings LLC, Nominating and Governance and HSES Committees (2020-Present)
•Whiting Petroleum - Chairman of the Board, Compensation and Human Resources and Nominating and Governance Committee (2020-2022)
•Kayne Anderson Public Funds (2004-2020)
•ONEOK, Inc., Compensation and Nominating and Governance Committees (2015-2017)
•Range Resources Corporation - Compensation Committee (2005-2018)
EDUCATION
•BA, Economics and Geology – Amherst College
•MBA, Finance – Wharton School at the University of Pennsylvania

Skills and Qualifications
Current or Past Public Company C-Suite	E&P Operations	Capital Allocation/ Investment	Financial Reporting & Accounting
Environmental, Health and Safety Management	Business Development/ M&A	Compensation & Human Resources	Risk Management/Sustainability
Corporate Governance

2026 Proxy Statement	27

Board of Directors

SAMANTHA (HOLROYD) MCKINNEY, 57

Director since: 2022 Houston, Texas	Committees: Safety and Sustainability (Chair) Audit and Reserves, Audit Committee Financial Expert

EXPERIENCE
•Golden Advisory Services, LLC: Founding Manager, Independent Corporate Advisor (2021-Present)
•Lead Independent Director, Oasis Petroleum (2020-2021)
•Managing Director at Lantana Energy Advisors (2018-2020)
•Managing Director at TPG Sixth Street Partners (2016-2018)
•Technical Director at Denham Capital Management LP (2011-2016)
•Global Reserves Audit Manager and Business Opportunity Manager at Royal Dutch Shell PLC
•Vice President of EIG Global Energy Partners
•Vice President of Ryder Scott Company
Ms. (Holroyd) McKinney is a Certified Corporate Director and is ESG Certified by the National Association of Corporate Directors (NACD), FINRA Series 7 & 63 licenses and Registered as a Professional Engineer in the State of Texas. Through Golden, Ms. (Holroyd) McKinney advises executive managers, boards, and investors on emerging and green technologies supporting carbon reductions, climate change and sustainability. Ms. (Holroyd) McKinney’s operational, reserves, investment and strategic expertise are invaluable to Chord as a public company navigating a dynamic market environment.

OTHER DIRECTORSHIPS
•Amerant Bancorp, Risk Committee, Corporate Nominating, Governance & Sustainability Committee (2022-2024)
•Crestwood Equity GP and Crestwood Equity Partners LP (2022)
•Gulfport Energy, an independent natural gas company (2020-2021)
•Director, NACD Texas Tri-Cities Chapter (2024)
EDUCATION
•BS, Petroleum Engineering - Colorado School of Mines

Skills and Qualifications
E&P Operations	Capital Allocation/ Investment	Financial Reporting & Accounting	Business Development/ M&A
Risk Management/Sustainability	Corporate Governance

28	2026 Proxy Statement

Board of Directors

WARD POLZIN, 63

Director since: 2024 Denver, Colorado	Committees: Audit and Reserves, Audit Committee Financial Expert Safety and Sustainability

EXPERIENCE
•Founder and Executive Chairman, Camino Natural Resources (2017–Present)
•Venture Partner, NGP Energy
•CEO, Centennial Resources Development LLC, (2013-2016)
•Managing Director and a founding partner in Investment Banking at Tudor, Pickering & Holt & Co. (2007-2013)
Mr. Polzin has more than 35 years of experience in the energy industry bringing strong expertise in leadership, engineering, commercial, financial, and investing.
OTHER DIRECTORSHIPS •Cygnet Energy, LTD, a private Calgary based oil and gas company •Enerplus Corporation (2023–2024) EDUCATION •BS, Petroleum Engineering – Colorado School of Mines •MBA – Rice University

Skills and Qualifications
E&P Operations	Capital Allocation/ Investment	Financial Reporting & Accounting	Environmental, Health and Safety Management
Business Development/ M&A	Risk Management/Sustainability	Corporate Governance

2026 Proxy Statement	29

Board of Directors

JEFFREY SHEETS, 68

Director since: 2024 Houston, Texas	Committees: Audit and Reserves, Audit Committee Financial Expert Nominating and Governance

EXPERIENCE
•EVP and CFO, ConocoPhillips Company (2010-2016)
•Served in a variety of roles at ConocoPhillips Company and its predecessors for more than 35 years, including SVP Planning and Strategy and VP and Treasurer
•Began career as a process engineer with Phillips Petroleum Company in 1980
Mr. Sheets has 45 years of experience in the oil and gas industry and brings strong financial and accounting expertise, having served as Chief Financial Officer of ConocoPhillips Company.

OTHER DIRECTORSHIPS
•SLB Limited (2019-Present)
•Westlake Corporation (2018-Present)
•Enerplus Corporation (2017-2024)
•DCP Midstream Partners LP (2010-2011)
EDUCATION
•BS, Chemical Engineering – Missouri University of Science and Technology
•MBA – University of Houston

Skills and Qualifications
Current or Past Public Company C-Suite	E&P Operations	Capital Allocation/ Investment	Financial Reporting & Accounting
Business Development/ M&A	Risk Management/Sustainability	Corporate Governance

30	2026 Proxy Statement

Board of Directors

ANNE TAYLOR, 70

Director since: 2022 Houston, Texas	Committees: Compensation and Human Resources (Chair) Nominating and Governance

EXPERIENCE
•Deloitte (1987-2018) - Vice Chairman, Mid-America Regional Managing Partner, Houston Managing Partner; U.S. Chief Strategy Officer and Global Leader for e-business
Ms. Taylor brings to the Board significant and valuable experience in business strategy development and execution, technology, management and leadership, talent development and corporate governance, as well as energy industry and public company knowledge.

OTHER DIRECTORSHIPS
•Group 1 Automotive, Inc., Compensation & Human Resources (Chair) and Audit Committees (2018-Present)
•Memorial Hermann Hospital System, Children's (Chair), Compensation and HR Committees (2023-Present)
•Conway MacKenzie (2019-2022)
•Deloitte (2001-2004)
•Southwestern Energy Company - Compensation (Chair) and Audit Committees (2018-2024)
•Whiting Petroleum, Compensation and Human Resources (Chair) and ESG Committees (2020-2022)
EDUCATION
•BS and MS, Civil Engineering – University of Utah
•Ph.D. Studies, Engineering - Princeton University

Skills and Qualifications
Financial Reporting & Accounting	Information Technology	Business Development/ M&A	Compensation & Human Resources
Risk Management/Sustainability	Corporate Governance

2026 Proxy Statement	31

Board of Directors

MARGUERITE WOUNG-CHAPMAN, 60

Director since: 2022 Houston, Texas	Committees: Nominating and Governance (Chair) Compensation and Human Resources

EXPERIENCE
•Served as Senior Vice President, General Counsel and Corporate Secretary of Energy XXI Gulf Coast, Inc., an oil and natural gas company (2018)
•General Counsel and Corporate Secretary at EP Energy Corporation, other roles included Senior Vice President, Land Administration (2012-2017)
•Various roles at El Paso Corporation and its predecessors, including as Vice President, Legal Shared Services, Corporate Secretary and Chief Governance Officer (1991-2012)
Ms. Woung-Chapman brings extensive experience in management and strategic direction of publicly-traded energy companies. Her combination of corporate governance, regulatory, compliance, corporate and asset transactional, legal and business administration experience provides valuable perspective.

OTHER DIRECTORSHIPS
•Texas Pacific Land Corporation, Audit Committee, Nominating and Governance Committee (2023-Present)
•Summit Midstream Corporation (formerly Summit Midstream Partners, LP), Nominating, Governance and Sustainability Committee Chair, Compensation Committee (2020-2026)
EDUCATION
•BS, Linguistics - Georgetown University
•J.D. - Georgetown University Law Center

Skills and Qualifications
Current or Past Public Company C-Suite	E&P Operations	Capital Allocation/ Investment	Environmental, Health and Safety Management
Business Development/ M&A	Compensation & Human Resources	Corporate Governance	Legal & Regulatory

32	2026 Proxy Statement

Board of Directors
Director Nomination and Refreshment

Identification	Assessment	Selection

The NG Committee seeks to identify individuals qualified to be nominated for the Board.
To identify nominees, the NG Committee may, in its discretion, engage one or more search firms or solicit recommendations from existing directors and management.

Prior to recommending the nomination of a person for election as a director of the Board, the NG Committee may consider, as applicable, each candidate’s:
•Past Board and committee meeting attendance and performance
•Individual director evaluations
•Length of Board service
•Personal and professional integrity, including commitment to the Company’s core values
•Relevant experience, skills, qualifications and contributions
•Independence under applicable standards
•Diversity in experience, skills and background
•Business judgment
•Service on boards of directors of other companies and other time commitments
•Openness and ability to work as part of a team
•Willingness to commit the required time to serve as a Board member
•Familiarity with the Company and its industry

The goal is to assemble and maintain a Board composed of individuals that not only bring a wealth of business and/or technical expertise, experience, and achievement, but that also demonstrate a commitment to ethics in carrying out the Board’s responsibilities with respect to oversight of the Company’s operations.

In 2025, upon the recommendation of the Nominating and Governance Committee, the Board amended the Corporate Governance Guidelines to include director retirement age and tenure guidelines. Pursuant to the guidelines, directors will not be nominated for re-election at an annual meeting occurring after the director's seventy-fifth birthday or after the director has completed 15 years of service on the Board. Because the previous combination of Oasis Petroleum Inc. and Whiting Petroleum Corporation fundamentally transformed each constituent company and created a new, larger, and more complex organization, we currently believe it is appropriate to measure director tenure for purposes of our tenure guidelines by reference to service to the combined company, which began at the formation of Chord Energy in 2022.
Proxy Access Nominations by Shareholders
Eligible shareholders, or a group of up to 20 shareholders and beneficial owners who have continuously owned an aggregate of at least 3% of the voting power of the Company’s outstanding common stock continuously for at least three years, may nominate a candidate for election to the Board for inclusion in the Company’s proxy materials in accordance with the proxy access provisions of Section 3.13 of the Company's Bylaws.

2026 Proxy Statement	33

Corporate Governance

Governance At-a-Glance
The Board and management believe that one of their primary responsibilities is to promote a corporate culture of accountability, responsibility and ethical conduct throughout the Company. The Company is committed to maintaining high standards of business conduct and corporate governance, which we believe are essential to operating our business efficiently, maintaining our integrity in the marketplace and serving our shareholders.
Following are highlights of our governance program.

Chord Governance

•Annual election of directors
•Majority voting and Director Resignation Policy in contested elections
•Shareholder right to call special meetings
•Shareholder proxy access
•Separate CEO and Board Chair
•Non-employee director stock ownership guidelines equal to 5x annual Board cash retainer
•Nasdaq compliant clawback policy
•No supermajority voting provisions
•No "poison pill" in effect
•Single class share capital structure
•Hedging, pledging, short sales of Company stock prohibited
•No restrictions on director access to management
•Board oversight of strategy and risk management
•Performance relative to strategic priorities impacts executive and employee compensation
•Quantitative ESG metrics impact executive and employee compensation
•Consistent shareholder engagement; demonstrated responsiveness to feedback

•Deep experience and diverse perspectives
•Annual skills matrix completed, evaluated, disclosed
•Robust annual Board and committee evaluation process with actionable follow-up
•Regular assessment of emerging needs for Board refreshment and skills
•Focus on directors with the right skills for the optimal enhancement of the current mix of talent and experience on the Board
•During 2025, amended the Corporate Governance Guidelines to include director retirement age and tenure guidelines
•Independent Committee Chairs and Committees
•Regular executive sessions of independent directors at Board and committee meetings
•Regular Board trainings on corporate governance and sustainability-related issues and access to additional materials and seminars provided

34	2026 Proxy Statement

Corporate Governance
Board Structure and Operations
The Board is responsible for the control and direction of the Company. The breadth and strength of the directors’ professional and leadership experience allows for open and robust dialog and decision-making ability, including with respect to the Board’s leadership structure.
Board Leadership Structure
The Company’s Corporate Governance Guidelines contain the Board’s policy that the offices of Board Chair and CEO should be held by two different individuals. However, our Bylaws do permit the same person to hold both positions, for there to be an Executive Chair, or for there to be a Board Chair that is not otherwise independent, so long as the Board appoints a Lead Independent Director for any period in which the Board Chair is not independent.
Factors that the Board considers in reviewing its leadership structure and making this determination include, but are not limited to, the current composition of the Board, the policies and practices in place to provide independent Board oversight of management, the Company’s circumstances and the views of our shareholders and other stakeholders. Changes in the Board’s leadership structure will be reflected on our website shortly after becoming effective and disclosed in compliance with applicable regulatory requirements.

BOARD CHAIR	PRESIDENT & CEO

Susan Cunningham	Daniel Brown

•Presides over Board and shareholder meetings
•Approves agenda for Board meetings with input from CEO
•Provides advice, counsel and feedback to CEO
•Delivers feedback to each director in connection with annual evaluations
•Facilitates communications among the other members of the Board
•Serves as the Board’s contact for employee and shareholder communications with the Board
•Calls special meetings of the Board
•Approves retention of advisors that report directly to the Board

•Possesses extensive knowledge and deep understanding of the industry, business, and challenges we face
•Prioritizes matters for the Board through his day-to-day insight into our challenges and opportunities
•Leads development and execution of Company strategy to maximize shareholder value
•Directs organizational resource allocation
•Oversees identification of corporate risks and opportunities
•Develops strong executive management team
•Advances Company culture

2026 Proxy Statement	35

Corporate Governance
The non-management directors of the Board regularly meet in executive session without the CEO or other members of management present. During 2025, Ms. Cunningham presided at these meetings and provided the Board’s guidance and feedback to the Company’s management team, to which the Board has full access.
Board Committees
The Board has four standing committees: the Audit and Reserves Committee, the Compensation and Human Resources Committee, the Nominating and Governance Committee, and the Safety and Sustainability Committee. Each of our standing committees has a charter that is publicly available on the Company’s website.

AUDIT AND RESERVES COMMITTEE

CURRENT MEMBERS
•Jeffrey Sheets (Chair)
•Douglas Brooks
•Samantha (Holroyd) McKinney
•Ward Polzin
QUALIFICATIONS
•The Board has identified Messrs. Sheets, Brooks, Polzin, and Ms. (Holroyd) McKinney as qualified financial experts and has designated each of them as “Audit Committee Financial Experts” as defined by the SEC.
•All members of the Audit and Reserves Committee are independent under the applicable rules of the Nasdaq, the SEC, and the Company’s independence standards.

KEY RESPONSIBILITIES
•Directly responsible for the appointment, compensation, retention and oversight of the work of the Company’s independent registered public accounting firm, which reports directly to the committee, and each year, the committee reviews the independent registered public accounting firm’s qualifications, independence and performance.
•Assists the Board with its oversight of the integrity of the Company’s consolidated financial statements, the appointment, compensation, and performance of the Company’s internal auditor, the integrity of the estimates of the Company’s oil, natural gas and natural gas liquid reserves, the independence, qualifications and performance of the Company’s independent reservoir engineers, compliance by the Company with legal and regulatory requirements and the Company’s monitoring of cybersecurity risk.
•Establishes procedures for receipt, retention, and treatment of complaints related to compliance and auditing or accounting matters, and reviews the monitoring of the Company’s compliance programs and Corporate Code of Business Conduct and Ethics.
The Audit and Reserves Committee meets regularly with representatives of the independent registered public accounting firm, the independent reservoir engineers, and with the internal auditor for these purposes.

36	2026 Proxy Statement

Corporate Governance

COMPENSATION AND HUMAN RESOURCES COMMITTEE

CURRENT MEMBERS
•Anne Taylor (Chair)
•Hilary Foulkes
•Kevin McCarthy
•Marguerite Woung-Chapman
QUALIFICATIONS
•All of the members of the Compensation and Human Resources Committee are independent under the rules of the Nasdaq and the Company’s independence standards.

KEY RESPONSIBILITIES
•Oversees the compensation of the Company’s directors and executive officers and the Company's agreements, plans, policies and programs to compensate the Company's employees other than executive officers.
•Annually evaluates the performance of the Company’s CEO and the performance of the company against the annual strategic objectives of the Company.
•Oversees talent development and succession planning for executive officers and key employees, including monitoring and reviewing the development and progression of potential candidates for the CEO role.
•Reviews with management and recommends inclusion of the Compensation Discussion and Analysis (the “CD&A”) section in the proxy statement for the annual meeting of shareholders.
The CD&A included in this proxy statement contains additional information about the CHR Committee. In carrying out its duties, the committee has direct access to outside advisors, independent compensation consultants and others to assist them. The committee also oversees strategies and initiatives related to human capital management.

NOMINATING AND GOVERNANCE COMMITTEE

CURRENT MEMBERS
•Marguerite Woung-Chapman (Chair)
•Kevin McCarthy
•Jeffrey Sheets
•Anne Taylor
QUALIFICATIONS
•All of the members of the NG Committee are independent under the rules of the Nasdaq and the Company’s independence standards.

KEY RESPONSIBILITIES
•Identifies and recommends potential Board and committee members; oversees the succession management planning for the CEO role.
•Oversees evaluation of the Board’s performance, assesses the Company’s Corporate Governance Guidelines and makes recommendations regarding corporate governance matters.
•Reviews relationships between the Company and directors to determine satisfaction of applicable independence standards, advises the Board on the need for any changes in its size and composition, and makes recommendations to the Board on the selection of a Lead Independent Director if the Board Chair is not independent.
•Reviews and recommends proposed changes to the Company’s Certificate of Incorporation and Bylaws to the Board, provides oversight of engagement with shareholder proposals and recommends Board responses to such proposals.

2026 Proxy Statement	37

Corporate Governance

THE SAFETY AND SUSTAINABILITY COMMITTEE

CURRENT MEMBERS
•Samantha (Holroyd) McKinney (Chair)
•Douglas Brooks
•Hilary Foulkes
•Ward Polzin
QUALIFICATIONS
•All of the members of the Safety and Sustainability Committee are independent under the rules of the Nasdaq and the Company’s independence standards.

KEY RESPONSIBILITIES
•Oversees the Company’s general approach, strategies, and goals for addressing environmental and public policy matters that could affect the Company’s business activities and performance, including those related to safety, environmental sustainability, climate risk and greenhouse gas emissions, social responsibility, philanthropy, political activity, and related legislative and regulatory trends and reputational matters.
•Oversees the incorporation of factors and disclosure in the Company’s reporting and public disclosures on sustainability and greenhouse gas emissions matters, including controls and systems to ensure compliance with applicable legal and regulatory requirements applicable to such disclosure.
•Reviews and approves the Company’s budgets for political and charitable contributions and monitors the Company’s compliance with such budgets.

Compensation Committee Interlocks and Insider Participation
Mses. Foulkes, Taylor and Woung-Chapman and Mr. McCarthy currently serve on the Compensation and Human Resources Committee. During 2025, none of the directors who served on the Compensation and Human Resources Committee (i) was an officer or employee of the Company, or (ii) had any relationship requiring disclosure by the Company under any paragraph of Item 404 of Regulation S-K; and none of the Company’s executive officers served as a director or member of the compensation committee (or other committee performing similar functions) of any other entity of which an executive officer served on the Board or the Compensation and Human Resources Committee.

38	2026 Proxy Statement

Corporate Governance
Director Engagement
Meeting and Attendance
During 2025, the Company's Board and committee meetings were as follows:

11 meetings THE BOARD	8 meetings COMPENSATION AND HUMAN RESOURCES COMMITTEE	6 meetings SAFETY AND SUSTAINABILITY COMMITTEE

6 meetings AUDIT AND RESERVES COMMITTEE	4 meetings NOMINATING AND GOVERNANCE COMMITTEE

Director attendance for Board and committee meetings averaged 98% of the total number of meetings of the Board and committees on which the Director served.	100% of directors then serving attended the Chord 2025 annual meeting of shareholders.

As set forth in the Company’s Corporate Governance Guidelines, all directors are expected to attend each annual meeting of shareholders.
Board Education and Onboarding
The Board has an orientation and onboarding program for new directors and provides continuing education for all directors that is overseen by the Nominating and Governance Committee.

New Director Orientation	The orientation program is tailored to the needs of each new director depending on his or her level of experience serving on other boards and knowledge of Chord and the oil and gas industry. Materials provided include information on Chord's strategic plans, financial matters, and governance practices. The onboarding process includes a series of meetings with members of senior management and their staff for briefings on our operations, financial strategies, and values. The orientation program may include a visit to our field sites.

Continuing Education	Continued Education is provided during Board and committee meetings and is focused on topics that are designed to assist directors in fulfilling their duties, including reviews of compliance and governance developments; learning opportunities through site visits; and briefings on topics that present special risks and opportunities to Chord. Education often takes the form of “white papers” covering timely subjects or topics. The Company also sponsors NACD memberships for each director. As part of the Board’s annual evaluation process, directors are asked to identify areas where they feel continuing education would be helpful.

Beyond the Boardroom	Directors may attend educational seminars and programs sponsored by external organizations. Chord covers the reasonable expenses for a director’s participation in applicable outside continuing education up to $10,000 annually.

2026 Proxy Statement	39

Corporate Governance
Board Evaluation Process
At the end of each year, the Board and each Committee conducts an evaluation of its performance for the year. This evaluation process is led by the Nominating and Governance Committee. The NG Committee receives comments from all directors and reports to the full Board with an assessment of the Board's performance. Committee chairs report to the full Board regarding the assessment of their Committee's performance. Periodically, the NG Committee may retain an independent third party to manage the evaluation process as part of Chord's efforts to remain as thorough and transparent as possible.
The Board and Committee evaluation is conducted substantially in the following manner:

1
EVALUATION QUESTIONNAIRES
•Formal opportunity for directors to identify potential improvements
•Solicit candid input from each director regarding the performance and effectiveness of the Board, its committees, and individual directors

2	INDIVIDUAL INTERVIEWS •Board Chair has an in-depth conversation with each member of the Board

3
REVIEW OF FEEDBACK
•Committee Chairs review committee questionnaire responses with respective committees
•NG Committee reviews Board questionnaire responses with full Board in executive session
•Board Chair provides applicable feedback from interviews to full Board in executive session

4	USE OF FEEDBACK •NG Committee develops recommendations for the Board as a whole •Board Chair identifies areas for improvement of individual directors

The NG Committee uses the results of director evaluations as a part of the nomination process for the next annual meeting.

5
CHANGES IMPLEMENTED
As a result of prior evaluation processes, the Board has strengthened its structure and procedures in the following ways over the past few years:
•Improved efficiencies at meetings
•Board and individual director coaching
•Enhanced refreshment practices with retirement and tenure guidelines.

40	2026 Proxy Statement

Corporate Governance
Board’s Role and Responsibilities
Oversight of Strategy
Our Board is responsible for overseeing the development of the Company’s strategy, which articulates the Company’s strategic objectives for its business, helps establish and maintain an effective risk management structure and control function, and provides direction to senior management to determine which business opportunities to pursue. At the beginning of each year, our senior management presents its annual business plan to the Board, and the Board discusses the Company’s results relative to the plan periodically throughout the year. The Board holds senior management accountable for effectively implementing the Company’s strategy consistent with its risk appetite, while seeking to maintain an effective risk management framework and system of internal controls. Each year the Board holds an offsite strategy session to conduct a deep dive into the Company’s strategic goals, timeline to achieve these goals and execution plans.
Oversight of Risk Management

BOARD OF DIRECTORS

The Board has overall responsibility for risk oversight. A fundamental part of risk oversight is not only understanding the material risks that the Company faces in the short-, medium-, and long-term, and the steps management is taking to manage those risks, but also understanding what level of risk is appropriate for the Company. The involvement of the Board in reviewing our business strategy is an integral aspect of the Board’s assessment of management’s tolerance for risk and also its determination of what constitutes an appropriate level of risk for the Company. The Board has delegated oversight responsibility related to certain risks to its Committees, and the entire Board is regularly informed through committee reports and by management about the known risks to the strategy and the business of the Company. Except as described, the administration of the Board's oversight function does not have an effect on the Board's leadership structure.

AUDIT AND RESERVES	COMPENSATION AND HUMAN RESOURCES

Our Audit and Reserves Committee works closely with our management team to review and assess financial, commodity price, and cybersecurity related risks.
•Discusses with management the Company’s guidelines and policies related to risk management, including exposure to financial risk, commodity price risk and cybersecurity risk.
•Oversees the accounting and financial reporting processes of the Company and the audits of the Company’s consolidated financial statements.
•Monitors integrity of reserves estimates and performance of reserve engineers.

The CHR Committee oversees risks and mitigation practices as they relate to compensation and human capital management.
•Evaluates the compensation policies and practices for all employees for any material risks that are reasonably likely to have a material adverse effect on the Company, and to align the compensation programs with shareholders’ best interests and avoid motivating the Company’s employees to take excessive risks in the course of their employment.
•Oversees strategies and initiatives related to human capital management, including employee engagement, culture, and retention.

2026 Proxy Statement	41

Corporate Governance

SAFETY AND SUSTAINABILITY	NOMINATING AND GOVERNANCE

The Safety and Sustainability Committee reviews and monitors our controls, policies, and systems relating to environmental and public policy matters, including health and safety, climate risk, economic policy, natural resource policy, environmental, and social and community matters.
•Reviews and makes recommendations to the Board regarding policies, programs and practices to ensure that management and the Board are aligned in their assessment of public policy and reputational risk in the business.
•Reviews and makes recommendations to the Board regarding the Company’s operational risks and such other risks as may be delegated to the Committee by the Board.

The NG Committee oversees management of the Company’s corporate governance programs.
•Evaluates Board performance and makes recommendations regarding director candidates and Committee assignments.
•Reviews emerging corporate governance regulations and best practices applicable to the Company and develops appropriate recommendations to the Board.
•Oversees development of corporate governance policies and procedures.

MANAGEMENT

Chord's senior management is responsible for assessing and managing Chord's various exposures to risk on a day-to-day basis, including the creation of appropriate risk management programs and policies. Chord has developed an integrated approach to risk management, including its enterprise risk management ("ERM") framework, to help determine how best to identify, manage, and mitigate significant risks throughout Chord. Senior management works with external advisors and consults with Chord's peer group on the broader risk landscape to help inform Chord's decisions, policies and procedures. Management regularly assesses, tracks, and reports to the Board and its committees on a variety of identified risks.

Enterprise Risk Management
With oversight from the Board, management designed its ERM program to maintain organizational reliability and to protect against possible disruptions, while improving our knowledge and awareness of emerging and strategic risks. The ERM program was implemented with the following goals:
•Increasing strategic thinking about known and emerging risks that affect business strategy decisions; and
•Building out an infrastructure that supports adoption of adequate measures to manage risks related to business activities.
We believe our ERM program has enhanced our enterprise-view of risks, improved our risk response and preparedness and better incorporated risk mitigation around existing and emerging risks into our strategic plans.

42	2026 Proxy Statement

Corporate Governance
Oversight of Safety and Sustainability
The Board has primary oversight for risk management, including climate-related risks. The Board receives quarterly updates on ERM, inclusive of climate-related risks and opportunities. To enhance oversight, the Board has four standing committees. Elements of climate-related risk are embedded within the responsibilities of each of the four Board committees, for example:

SAFETY AND SUSTAINABILITY COMMITTEE

•Evaluates the Company’s performance on safety and sustainability matters, inclusive of environmental metrics, and oversees related initiatives to improve performance. Reviews management’s monitoring and enforcement of the Company’s policies designed to protect the environment, including those related to flaring, emissions and water usage, and reviews with management the quality of the Company’s procedures for identifying, assessing, monitoring, and managing the principal environmental risks in the Company’s business.

AUDIT AND RESERVES COMMITTEE

•Reviews controls, including disclosure controls and procedures, and compliance for financial reporting with legal and regulatory requirements, including any climate-related disclosure rules.

COMPENSATION AND HUMAN RESOURCES COMMITTEE

•Considers safety and climate-related goals in management incentives.

NOMINATING AND GOVERNANCE COMMITTEE

•Helps identify experiences of current and future Board members that can help the Board manage climate-related risks.
Chord’s risk management oversight is embedded in our governance structure, led by the Board of Directors, supported by its Committees, and carried out by management, including oversight of climate-related risks and opportunities. The Board has tasked the Senior Vice President of Environment and Sustainability with coordinating our sustainability reporting and supporting the evaluation of climate-related risks and opportunities within the Company’s broader enterprise risk management approach. The Senior Vice President works with cross-functional leaders across the Company to evaluate, monitor, and operationalize sustainability priorities and related goals. Progress on identified priorities is reported to the Executive Leadership Team and the Safety and Sustainability Committee of the Board on a quarterly basis. The Senior Vice President and this cross-functional team drive knowledge sharing on emissions reduction practices, climate-related regulatory and policy developments, and emerging climate-related risks, and help develop appropriate tools, processes, and procedures for implementation across the Company.

2026 Proxy Statement	43

Corporate Governance
Oversight of Information Security Risk
The Board has primary oversight of risks from cybersecurity threats, and delegates oversight of risk, including reviews of cybersecurity and data protection and compliance with cybersecurity policies, to the Audit and Reserves Committee. The Vice President, Information Technology, provides updates to the Audit and Reserves Committee on data protection and cybersecurity matters on at least a semi-annual basis, or as requested or deemed necessary. The Board recognizes the importance of assessing, identifying and managing material risks associated with cybersecurity threats and utilizes a combination of automated tools, manual processes and third-party assessments in an effort to identify and assess potential cybersecurity threats. The Company maintains a formal information security training program for Company employees and contractors that includes training on matters such as phishing and email security best practices. All Company employees and contractors are required to participate in information security training at least quarterly.
Management Succession Planning
CEO
Our Nominating and Governance Committee maintains and annually reviews a succession management plan for the CEO role whereby the Committee (i) identifies, and periodically updates, qualities and characteristics necessary for an effective CEO; (ii) identifies interim successors for the CEO role in the event of unforeseen circumstances; (iii) recommends to the Board the selection and appointment of the CEO; and (iv) develops a transition plan related to the appointment of a new CEO. Our Compensation and Human Resources Committee also monitors and reviews the development and progression of potential candidates for the CEO role.
All Other Roles
The Compensation and Human Resources Committee reviews the CEO's succession plans for the Company's officers and key employees serving in corporate governance roles. In addition, the Compensation and Human Resources Committee engages with our senior leadership team on a regular basis across a range of human capital management topics. As discussed above, Chord is committed to attracting, developing, engaging and retaining the best talent to sustain and grow our business. Working with management, the Compensation and Human Resources Committee oversees matters including culture, succession planning and development, compensation and benefits, talent recruiting and retention, and effective employee engagement.

44	2026 Proxy Statement

Corporate Governance
Shareholder Engagement and Director Communications
We proactively engage investors to discuss various aspects of our corporate strategy and the organization. We have historically invited shareholders representing approximately 50% or more of our outstanding shares in the aggregate to meet with us regarding executive compensation, corporate sustainability, and other topics of interest to shareholders.
At these meetings, shareholders have provided feedback to members of our senior management team on a variety of key items, including corporate responsibility and governance. These engagement meetings provide an opportunity for two-way dialogue and for our management to listen to our shareholders’ perspectives and understand any concerns they may have on specific topics, and any significant feedback is then shared with our Board and considered in our future corporate practices. For example, in 2022, we began including quantitative sustainability metrics as performance goals in our performance-based cash incentive award program in response to feedback provided by shareholders during our engagement process.
Communicating with Our Directors
As set forth in our Corporate Governance Guidelines, the Board believes that management is generally responsible for establishing effective communications with the Company’s stakeholder groups, and as such, individual directors generally do not meet with or otherwise directly communicate with external constituencies on behalf of the Company, except in certain circumstances. However, the Board does provide a process for shareholders to send communications to the Board. Shareholders may contact any director, any committee of the Board or our non-management directors as a group.

WRITE TO: Chord Energy Corporation c/o Corporate Secretary 1001 Fannin Street, Suite 1500 Houston, Texas 77002	CALL: 1-281-404-9500

The Company’s General Counsel or, in the absence of a General Counsel, the Company’s Compliance Officer, will review each communication received from shareholders and other interested parties and will forward the communication, as expeditiously as reasonably practicable, to the addressees if: (1) the communication complies with the requirements of any applicable policy adopted by the Board relating to the subject matter of the communication; and (2) the communication falls within the scope of matters generally considered by the Board. Comments or complaints relating to the Company’s accounting, internal controls or auditing matters will also be referred to members of the Audit and Reserves Committee.

2026 Proxy Statement	45

Corporate Governance
Other Governance Policies and Practices
Governance Documents
The Board and management believe that one of their primary responsibilities is to promote a corporate culture of accountability, responsibility and ethical conduct throughout the Company. The Company is committed to maintaining high standards of business conduct and corporate governance, which we believe is essential to operating our business efficiently, maintaining our integrity in the marketplace and serving our shareholders. Consistent with these principles, the Company has adopted a Corporate Code of Business Conduct and Ethics, which applies to all of the Company’s directors, officers, and other employees, and Corporate Governance Guidelines. These documents, together with our Certificate of Incorporation, Bylaws and the Board committee charters, form the framework for our governance.
Please visit the Company’s website for additional information on our corporate governance, including:
•our Bylaws;
•our Corporate Code of Business Conduct and Ethics;
•our Corporate Governance Guidelines; and
•the charters for each of our four Board committees, as further described below.
Insider Trading Policy
The Company has adopted an insider trading policy which governs the purchase, sale, and/or other dispositions of its securities by directors, officers, employees, and the Company. The Company believes this policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and the Nasdaq listing standards applicable to the Company. A copy of the Insider Trading Policy is included as Exhibit 19 to the Company's Annual Report on Form 10-K, filed with the SEC on February 26, 2026.
Transactions with Related Persons
Related Persons Transactions Policy
The Board of Directors recognizes that transactions with related persons present a heightened risk of conflicts of interest and, therefore, adopted a Related Persons Transactions Policy (the “RPT Policy”) to be followed in connection with all related person transactions involving the Company.
Pursuant to the RPT Policy, the Audit and Reserves Committee will review the material facts of all Interested Transactions (as defined in the RPT Policy) and approve, disapprove or ratify any such transaction. The RTP Policy pre-approves certain transactions, including:
•any transaction with another company at which a Related Person’s (as defined in the RTP Policy) only relationship is as an employee (other than an executive officer), director or beneficial owner of less than 10% of that company’s shares, if the aggregate amount involved for any particular service does not exceed the greater of $500,000 or 25% of that company’s total annual revenues; and
•any charitable contribution, grant or endowment by the Company to a charitable organization, foundation or university at which a Related Person’s only relationship is as an employee (other than an executive officer) or a director, if the aggregate amount involved does not exceed the lesser of $200,000 or 10% of the charitable organization’s total annual receipts.

46	2026 Proxy Statement

Corporate Governance
In determining whether to approve or ratify entry into an Interested Transaction, the Audit and Reserves Committee shall take into account, among other factors, the following: (1) whether the Interested Transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances, (2) the extent of the Related Person’s interest in the transaction and (3) whether the Interested Transaction is material to the Company and its subsidiaries.
Directors are required to recuse themselves from any discussion or approval of any Interested Transaction for which he or she is a Related Person. Further, the RPT Policy requires that all Interested Transactions required to be disclosed in the Company’s filings with the SEC be so disclosed in accordance with applicable laws, rules and regulations.
Letter Agreement with Mr. Dundas
In connection with the Enerplus Transaction, the Company entered into a letter agreement (the “Letter Agreement”) with Mr. Dundas, to address his role and terms of employment with the combined company subject to and effective upon completion of the Enerplus Transaction.
Pursuant to the Letter Agreement, Mr. Dundas agreed to assume the role of Advisor to the Chief Executive Officer ("Advisor to the CEO") and to serve as a member of the Board, effective upon the closing of the Enerplus Transaction, and to serve through May 31, 2025 (the “Dundas Term”). In his role of Advisor to the CEO, Mr. Dundas provided strategic guidance, but was not a full-time employee.
The Letter Agreement also set forth the compensation terms related to Mr. Dundas' service as Advisor to the CEO. In this role, Mr. Dundas received an annualized base salary of $500,000. He also received an RSU award with a grant date fair value of $2,000,000, which vested in full on May 31, 2025, the last day of the Dundas Term.
Pursuant to the terms of the Letter Agreement, Mr. Dundas' employment as Advisor to the CEO terminated on May 31, 2025, and he is no longer an employee of the Company.
Upon the recommendation of the Nominating and Governance Committee, the Board nominated Mr. Dundas to stand for re-election to the Board at the Company's 2025 Annual Meeting. Following his re-election on April 30, 2025, and the completion of the Dundas Term, Mr. Dundas is now compensated under our non-employee director compensation program discussed below. For 2025, amounts payable to Mr. Dundas under our non-employee director compensation program were prorated for the period in which he served solely as a non-employee director which period began on June 1, 2025.

2026 Proxy Statement	47

Director Compensation

We believe that attracting and retaining qualified non-employee directors is critical to the successful governance of the Company, and that providing a competitive compensation package is necessary to accomplish that objective. Our Board of Directors also believes that the compensation package for our non-employee directors should require a significant portion of the total compensation package to be equity-based to align the interests of our directors with the interests of our shareholders.

$190,000
Annual Equity Retainer
30%
$82,000
Annual Cash Retainer
70%

Committees	Chairs	Members
Audit and Reserves	$25,000	$10,000
Compensation and Human Resources	$25,000	$10,000
Safety and Sustainability	$25,000	$10,000
Nominating and Governance	$25,000	$10,000
	Equity Retainer	Cash Retainer
Board Chair	$70,000	$70,000
Each director is reimbursed for travel and miscellaneous expenses (i) to attend meetings and activities of our Board of Directors or its committees; and (ii) related to such director’s participation in general education and orientation programs for directors.
Stock Ownership Guidelines
To ensure alignment with our shareholders’ interests, all non-employee directors are required by our stock ownership guidelines to own Chord common stock in an amount equal to or in excess of the value of five times their annual cash retainer for Board service. Each non-employee director has up to five years from his or her respective date of appointment to achieve the minimum stock ownership threshold. Actual shares of stock, vested and unvested restricted stock or RSUs, including deferred stock units, may be counted in satisfying the stock ownership guidelines. The holdings of each of our non-employee directors are in compliance with these guidelines.

Non-employee director stock ownership guidelines equal to 5x annual Board cash retainer

48	2026 Proxy Statement

Director Compensation
Director Compensation Table
The following table provides information concerning the compensation of our directors for the fiscal year ended December 31, 2025.
Directors who are also our employees do not receive any additional compensation for their service on our Board. For a portion of the year, Mr. Dundas was compensated as an employee while serving as Advisor to the CEO pursuant to the Letter Agreement described above in "—Transactions with Related Persons—Letter Agreement with Mr. Dundas." Upon the expiration of the term set forth in the Letter Agreement on May 31, 2025, Mr. Dundas ceased to be an employee and began to be compensated under our non-employee director compensation program. His compensation under such program was prorated for the period from June 1, 2025 through December 31, 2025, during which time he was not an employee of the Company and served solely as a non-employee director. Further, in accordance with the SEC’s executive compensation disclosure rules, Mr. Brown's compensation is reported in the 2025 Summary Compensation Table on page 78.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	All Other Compensation ($)	Total ($)
Douglas Brooks	$102,000	$183,979	$—	$285,979
Susan Cunningham	$152,000	$251,742	$—	$403,742
Ian Dundas(3)	$47,833	$168,640	$—	$216,473
Hilary Foulkes	$102,000	$183,979	$—	$285,979
Kevin McCarthy	$102,000	$183,979	$—	$285,979
Samantha (Holroyd) McKinney	$117,000	$183,979	$—	$300,979
Ward Polzin	$102,000	$183,979	$—	$285,979
Jeffrey Sheets	$117,000	$183,979	$—	$300,979
Anne Taylor	$117,000	$183,979	$—	$300,979
Marguerite Woung-Chapman	$117,000	$183,979	$—	$300,979
(1)For non-employee directors, includes annual cash retainer fees paid to each director and additional cash retainers for Board Chair, committee Chair, and committee service during the fiscal year.
(2)Reflects the aggregate grant date fair value of restricted stock awards granted under our Chord Energy Corporation Incentive Plan in fiscal year 2025 computed in accordance with FASB ASC Topic 718. The grant date fair value for the restricted stock award is based on the closing price of our common stock of $90.23 on April 30, 2025, which was the grant date. The awards will vest on April 30, 2026.
(3)Prior to the expiration of the Dundas Term on May 31, 2025, Mr. Dundas received compensation (specifically $208,333 in base salary) as an employee while serving as Advisor to the CEO pursuant to the Letter Agreement described above "—Transactions with Related Persons—Letter Agreement with Mr. Dundas." Mr. Dundas was re-elected to the Board as a director of the Company on April 30, 2025. Compensation reflected in this table is comprised of amounts that were received by Mr. Dundas solely for his service as a non-employee director and is prorated for the portion of the year that Mr. Dundas served as a non-employee director, which period began on June 1, 2025.

2026 Proxy Statement	49

Executive Officers

The Chord executive team, led by Mr. Brown, brings to the Company extensive experience in the oil and gas industry, deep knowledge of the Company's business, and differentiated and advanced skills in identification, acquisition and execution of resource opportunities.
Set forth below is biographical information about each of the Company's current executive officers (our "Executive Officers"), other than Mr. Brown, who is also Director of the Company and whose information may be found above in “Proposal 1 - Election of Directors.”

RICHARD ROBUCK, 51

Executive Vice President, Chief Financial Officer and Treasurer Houston, Texas

EXPERIENCE
•Chord Energy Senior Vice President Planning and Investor Relations (2022-2024)
•Oasis Petroleum Senior Vice President Finance and Treasurer (2017-2022), Vice President Finance (2014-2017), Director Finance (2010-2014)
•Senior Vice President and Chief Financial Officer, Oasis Midstream Partners LP (2017-2022)
•Vice President Finance / Investments (2005-2010) in telecom and alternative energy industries
•Financial positions with increasing responsibility in energy banking, M&A, technology, and telecommunications (1997-2005)

CHARITABLE, COMMUNITY AND
INDUSTRY INVOLVEMENT
•Elder, City Church (Financial Oversight and Lead Pastor Team, 2024-Present); leader of weekly Bible study (2011 - present)
•Charitable giving focused on food security, education, justice, local and international ministries, and the arts
BACKGROUND & EDUCATION
•BBA, The University of Texas at Austin
•MBA, Rice University

50	2026 Proxy Statement

Executive Officers

MICHAEL LOU, 51

Executive Vice President, Chief Strategy Officer and Chief Commercial Officer Houston, Texas

EXPERIENCE
•Over 25 years in the oil and gas industry
•Chord Energy EVP and CFO (2022-2024)
•Oasis Petroleum EVP and CFO (2011-2022); Oasis SVP, Finance (2009-2011)
•President and Director of OMP GP LLC, the general partner of Oasis Midstream Partners LP (2017-2022)
•Chief Financial Officer of various oil and gas companies (2006-2008)
•Held positions of increasing responsibility, most recently as Director, at various investment banks (1997-2006)

CHARITABLE, COMMUNITY AND
INDUSTRY INVOLVEMENT
•OneGoal Texas, Board of Directors
•Memorial Hermann Foundation, Board of Directors
•Host Committee of the Cystic Fibrosis Foundation's 65 Roses Charity in Houston
BACKGROUND & EDUCATION
•BS, Electrical Engineering, Southern Methodist University

DARRIN HENKE, 59

Executive Vice President and Chief Operating Officer Houston, Texas

EXPERIENCE
•President, CEO and Director of Ranger Oil Corporation (2020-2023)
•CEO and Director, Gary Permian & Gary Petroleum Partners, LLC (2015-2020)
•Vice President, Encana Corporation (2000-2015)
•Engineering, operational and leadership roles with Burlington Resources, Venoco, and Santa Fe Snyder (1990-2000)

CHARITABLE, COMMUNITY AND
INDUSTRY INVOLVEMENT
•Director and Vice Chair, North Dakota Petroleum Council
•Director, Western Energy Alliance
•Director, CO Chamber of Commerce
•Past member, Board of Trustees, Texas Parks and Wildlife Foundation
•Past member, governor-appointed CO Pollution Prevention Advisory Board
BACKGROUND & EDUCATION
•BS, Mechanical Engineering, Texas Tech University
•Advanced Management, Duke University Fuqua School of Business
•Licensed Professional Engineer in Colorado and Wyoming

2026 Proxy Statement	51

Executive Officers

SHANNON KINNEY, 51

Executive Vice President, Chief Administrative Officer, General Counsel and Corporate Secretary Houston, Texas

EXPERIENCE
•Vice President, Deputy General Counsel, Chief Compliance Officer and Corporate Secretary for ConocoPhillips
•ConocoPhillips, positions of increasing responsibility (2012-2023) with particular focus on securities and governance, shareholder engagement, mergers and acquisitions, global compliance and ethics, and ESG
•Deputy General Counsel and Corporate Secretary, TPC Group (2010-2012)
•Attorney, Bracewell LLP (2006-2010)
•Attorney, Hunton Andrews Kurth (2005-2006)

CHARITABLE, COMMUNITY AND INDUSTRY INVOLVEMENT
•Texas General Counsel Forum, Board of Directors
•Spindletop Impact Partners, Board of Directors
•University of Houston Energy Advisory Board
•Children's Museum of Houston, Board of Directors
•Arms Wide Adoption Services, former Board Member
•Society for Corporate Governance, former Board Member
BACKGROUND & EDUCATION
•BA, The University of Texas at Austin
•Juris Doctorate, South Texas College of Law
•Member, State Bars of Texas and New York

52	2026 Proxy Statement

PROPOSAL 2

Advisory Vote to Approve Executive Compensation

Section 14A(a)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) requires that we provide our shareholders with the opportunity to vote to approve, on an advisory, non-binding basis, the compensation paid to our Named Executive Officers, as described in the CD&A section of this proxy statement, beginning on page 54. Although the vote is non-binding, we value continuing and constructive feedback from our shareholders on compensation and other important matters. The Board of Directors and the Compensation and Human Resources Committee will consider the voting results when making future compensation decisions. In accordance with the vote of the Company's shareholders in 2023 regarding the frequency of future advisory, non-binding votes to approve the compensation paid to our Named Executive Officers, the Board intends to hold this vote annually.
In deciding how to vote on this proposal, we encourage you to review the CD&A and “2025 Executive Compensation” sections of this proxy statement for a detailed description of our executive compensation program.
As described in the CD&A section, we designed our executive compensation in accordance with our philosophy of rewarding performance that supports our long-term strategy and achievement of our short-term goals. We also believe that our executive compensation program should help attract and retain the most qualified individuals in the oil and gas industry, align with shareholder interests and encourage individual accountability.
In 2025, we believe that our executive compensation played a significant role in motivating and retaining a highly qualified executive team to deliver on the Company's strategic objectives and enhance returns for shareholders.
It is the intention of the Compensation and Human Resources Committee that our Named Executive Officers be compensated competitively and consistent with our strategy, sound corporate governance principles, other companies in the same and closely related industries, and shareholder interests and concerns. We believe our compensation program is effective, appropriate, and strongly aligned with the interests of our shareholders.

Text of the Resolution to be Adopted
The Board is asking shareholders to vote “FOR” the following resolution:
“RESOLVED, that the shareholders approve, on an advisory basis, the compensation philosophy, policies and procedures and the compensation of the Named Executive Officers as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC, including the CD&A, the 2025 Summary Compensation Table and the other related tables and disclosures.”
Vote Required
The affirmative vote of a majority of the voting power of the shares present in person or represented by proxy and entitled to be voted on the proposal on the record date for determining shareholders entitled to vote on the proposal is required for approval of Proposal 2. If you own shares through a bank, broker or other holder of record, you must instruct your bank, broker or other holder of record how to vote in order for them to vote your shares so that your vote can be counted on this proposal. Broker non-votes will have no effect on the vote outcome and abstentions will have the same effect as a vote against this proposal.

The Board of Directors unanimously recommends an advisory vote "FOR” the approval of the compensation of our named executive officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC.

2026 Proxy Statement	53

Executive Compensation Matters

Compensation Discussion and Analysis
This CD&A describes our compensation philosophy, objectives, policies, and practices for the 2025 fiscal year, including how our executive compensation was determined, the elements of our executive compensation program, and the compensation of each of our Named Executive Officers set forth in the table below. In accordance with the SEC’s executive compensation disclosure rules, information is presented for our Named Executive Officers serving at the end of 2025: Messrs. Brown, Henke, Lou, and Robuck, and Ms. Kinney. The information provided should be read together with the information presented in the “Executive Compensation” section of this proxy. References in this discussion to the "Committee" refer to the Compensation and Human Resources Committee.

Daniel Brown President and Chief Executive Officer	Richard Robuck Executive Vice President, Chief Financial Officer and Treasurer	Michael Lou Executive Vice President, Chief Strategy Officer and Chief Commercial Officer	Darrin Henke Executive Vice President and Chief Operating Officer	Shannon Kinney Executive Vice President, Chief Administrative Officer, General Counsel and Corporate Secretary

54	2026 Proxy Statement

Executive Compensation Matters
Table of Contents

Executive Summary	56

Chord's executive compensation program aligns the interests of our executives with those of our shareholders. Our compensation program is guided by the philosophy that Chord's ability to deliver on our disciplined, returns-focused strategy is driven by superior leadership performance.

Compensation Philosophy	56
2025 Performance Highlights	56
Compensation Highlights	57
Best Practices in Our Compensation Program	61

How We Make Executive Compensation Decisions	62

Roles and Responsibilities	62
Benchmarking and Peer Group	63
Shareholder Outreach	64
Consideration of 2025 Say-on-Pay Advisory Vote	64
Compensation Practices as They Relate to Risk Management	64
Committee Oversight and Planning Process	65

2025 Compensation	66

Base Salary	66
Annual Incentive Compensation	66
2025 Long-Term Incentive Awards	70
Employee Benefits	74
2024 Executive Severance Plan	75

Other Compensation Policies and Practices	75

Stock Ownership Guidelines	75
Hedging, Short Sales and Pledging Policies	75
Clawback Policy	76
Practices Related to the Grant of Certain Equity Awards in Relation to the Release of Material Nonpublic Information	76

2026 Proxy Statement	55

Executive Compensation Matters
Executive Summary
Compensation Philosophy
The Board believes that Chord's executive compensation program aligns the interests of our executives with those of our shareholders. Our compensation program is guided by the philosophy that Chord's ability to deliver on our disciplined, returns-focused strategy is driven by superior leadership performance. The Board believes we must offer competitive compensation to attract and retain experienced, talented, and motivated employees. In addition, the Board believes employees in leadership roles within the organization are motivated to perform at their highest levels when performance-based pay constitutes a significant portion of their compensation.
We implement our compensation philosophy through the following principles:
 Establish target compensation levels that are competitive with the companies that we compete against for executive talent;
 Create a strong link between executive pay and successful execution of our strategy;
 Encourage prudent risk-taking by our executives;
 Retain talented individuals;
 Maintain flexibility to better respond to the cyclical energy industry; and
 Integrate all elements of compensation into a comprehensive package that aligns goals, efforts, and results throughout the organization.
The Board believes that our philosophy and practices have resulted in executive compensation decisions that are aligned with company performance, are appropriate in value, and have benefited Chord and its shareholders, as demonstrated below.
2025 Performance Highlights
In 2025, we exceeded initial expectations by driving higher production with lower capital, while improving our cost structure. We increased our long lateral inventory to approximately 80% in 2025, improving returns.
Chord improved inventory depth and quality organically through the expansion of our long lateral inventory and through the successful acquisition from XTO of 48,000 net acres in the core of the Williston Basin, lowering weighted average breakeven over 10% from year end 2024.
The Chord team also delivered meaningful structural improvements across the business including stronger margins, enhanced capital efficiency, and higher adjusted free cash flow, all of which led to over $700 million returned to shareholders while maintaining balance sheet strength.

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Executive Compensation Matters
2025 Operational and Financial Highlights

PRODUCTION (MBopd)	CAPEX ($B)(1)	LONG-LATERAL INVENTORY

BALANCE SHEET (YE 2025) •$2.75B borrowing base •$2B elected commitments •$2.2B liquidity	2026 OUTLOOK •$1.4B capital spend •157-161 MBopd •~80% long laterals	MULTI-YEAR CAPITAL EFFICIENCY •Basin leading cycle times •4-mile laterals enhance economics •Decreased F&D/Boe > 10% from 2024 to 2025

(1) 2024 CapEx is pro forma for the Enerplus Transaction as if it had occurred on January 1, 2024. 2024 and 2025 CapEx include $25.2 million and $19.7 million, respectively, of reimbursable non-op CapEx.

2025 Shareholder Returns Highlights

>$700MM CAPITAL RETURNED TO SHAREHOLDERS IN 2025	$387MM COMMON STOCK REPURCHASED(1)	$5.20 per share BASE DIVIDENDS DECLARED

(1) Includes shares withheld to cover taxes on vested equity awards.

Compensation Highlights
Compensation Actions for 2025
The Committee established a comprehensive performance-based executive compensation program for 2025 that aligned with our compensation philosophy described above. The Committee worked extensively with Meridian Compensation Partners, LLC ("Meridian") to design the 2025 executive compensation program. The Committee reviewed and discussed compensation data for our Named Executive Officers as compared to compensation data for similarly situated executive officers at peer companies selected by the Committee (set forth below under "— Benchmarking and Peer Group") and ultimately approved the program described throughout this CD&A.

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Executive Compensation Matters
2025 Base Salary
Effective March 2025, the Committee approved an increase to Mr. Robuck's base salary to better align his salary with the market for his role. Base salaries remained the same for Messrs. Brown, Henke, Lou and Ms. Kinney for 2025. For additional information, please see "—Base Salary" below.
2025 Annual Performance-Based Cash Incentive Award
The Committee approved the 2025 annual performance-based cash incentive award program to reward achievement of our annual Company performance goals. The program consists of quantitative metrics and qualitative performance goals that reflect our strategy, each with a pre-assigned weighting to serve as a guideline for determining award payouts earned by our Named Executive Officers.
For 2025, based on achievement against these metrics, our Named Executive Officers earned 120% of their target incentive award opportunity.
For additional information, please see "—Annual Incentive Compensation" below.
2025 Long-Term Incentive Awards
The Committee annually reviews the design of our long-term incentive awards to ensure consistency with our program’s objective of aligning the interests of our executives with those of our shareholders while attracting and retaining talented executive officers.
In late 2024, the Committee approved the structure of the Company's 2025 long-term incentive award program, which consists of time-based restricted stock unit (“RSU”) awards and absolute and relative total shareholder return (“TSR”) performance share unit (“PSU”) awards pursuant to the Chord Energy Corporation Long Term Incentive Plan (as amended from time to time, the “LTIP”). The following table sets forth the relative mix of such awards among our Named Executive Officers.

	Performance or Vesting Measures	Percent of Equity Awarded (CEO)	Percent of Equity Awarded (Other NEOs)	Performance or Vesting Period
Performance Share Units	Absolute TSR	17%	15%	3 years
	Relative TSR	50%	45%	3 years
Restricted Stock Units	Time Vest	33%	40%	3 years
As shown above, this program ties 67% of our CEO's equity opportunity and 60% of our other Named Executive Officers equity opportunity, directly to shareholder returns, creating significant alignment of management and shareholder rewards.
2025 Pay Mix
We view the various components of our compensation program as distinct but related, and we emphasize “pay for performance” by structuring our program so that a significant portion of our executive officers' total compensation is "at risk" and tied to the Company's long- and short-term financial, operational, and strategic goals.

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Executive Compensation Matters
The charts below illustrate the relationship of the elements of our executive compensation structure to each other. As the charts indicate, a majority of the 2025 target total compensation for each of our Named Executive Officers is considered to be “at risk,” which means that earned value is based on achievement with respect to a combination of stock price performance and other performance metrics tied to certain of the Company’s long-term and short-term financial, operational, and strategic goals. Our RSU and PSU awards are also subject to multi-year vesting restrictions.
With respect to our annual performance-based cash incentives and PSUs, if a certain level of performance is not achieved with respect to established performance metrics, it is possible that our executives will not earn any such compensation from these elements of our program.
RSUs are not "at risk" in the same way that the annual performance-based cash incentives and PSUs are because the executives will vest in them after a certain period. However, the value of the RSUs is "at risk" as it depends on the Company's stock price, and thus, performance. Base salary is not deemed to be “at risk” because it is not subject to specified performance metrics.

Allocation of CEO Compensation	Average Other NEO Compensation

25%
Time-based RSU
11%
Base Salary
14%
Annual Performance-Based Cash Incentive
12.5%
Absolute TSR PSU
37.5%
Relative TSR PSU

27%
Time-based RSU
16%
Base Salary
16%
Annual Performance-Based Cash Incentive
10%
Absolute TSR PSU
31%
Relative TSR PSU

89% of CEO total compensation at risk and performance-based	84% of average NEO total compensation at risk and performance-based
In 2025, 75% of our CEO's target total compensation was equity-based, with 67% of his equity compensation comprised of absolute TSR and relative TSR PSUs. His annual cash incentive opportunity, which is also performance-based, accounts for another 14% of his target total compensation. For additional information, please see "—Elements of Compensation" and "— 2025 Compensation."

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Executive Compensation Matters
Elements of Compensation
The approximate allocation of the Company's direct compensation elements for the 2025 executive compensation program (consisting of base salary, annual performance-based cash incentives, PSUs based on absolute and relative TSR metrics, and time-based RSUs) is shown below.

COMPENSATION ELEMENTS
CEO	OTHER NEOs	DESCRIPTION
Base Salary

•Fixed pay determined by position and level of responsibility •Competitively targeted within peer group

Annual Performance-Based Cash Incentive

•Aligns employees’ interests with those of shareholders
•Payment made based on achievement of specified Company performance goals
•Final payout subject to Board discretion
•Target payout is percentage of base salary, which varies by position

Long-Term Equity-Based Compensation
Absolute TSR PSUs

•Contingent shares may be earned over 3-year periods depending upon TSR performance measured against specific premium return objectives
•Promote alignment with shareholder interests by rewarding the absolute increase in TSR
•Number of PSUs earned can range from 0-300% of the target number of PSUs granted

Relative TSR PSUs

•Contingent shares may be earned over 3-year periods depending upon relative TSR performance measured against a specified company peer group
•Promote alignment with shareholder interests by rewarding shareholder returns compared to potential alternative investments
•Number of PSUs earned can range from 0-200% of the target number of PSUs granted

Time-Based RSUs

•Contingent shares vest ratably over three years to promote retention of key executives •Value at-risk based on stock price performance

Other Employee Benefits
•Benefits available to all employees include medical, dental, short- and long-term disability, health club subsidy, parking and a 401(k) plan with employer matching of the first 8% of eligible compensation contributed

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Executive Compensation Matters
Best Practices in Our Compensation Program
The Committee reviews on an ongoing basis the Company’s executive compensation program to evaluate whether it supports the Company’s executive compensation philosophies and objectives and is aligned with shareholder interests. Our 2025 executive compensation practices include the following, each of which the Committee believes reinforces our executive compensation objectives:

What We Do	What We Do Not Do

 Independent compensation consultant reports directly to the Committee
 Double-trigger change-in-control severance benefits
 Clawback Policy
 Robust stock ownership guidelines
 Annual Say-on-Pay vote
 Active Shareholder Engagement
 Limited perquisites
 Mitigation of undue risk

 No employment agreements
 No tax gross-ups
 No defined benefit pension plans
 No dividends on unearned performance-based awards under our LTIP
 LTIP does not allow repricing of underwater stock options without shareholder approval
 No pledging, hedging, or short sales of our securities

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Executive Compensation Matters
How We Make Executive Compensation Decisions
Roles and Responsibilities

ROLE OF THE COMPENSATION AND HUMAN RESOURCES COMMITTEE
Our executive compensation program is administered by the Committee, which is made up of independent directors. Each year, the Committee:
•Annually reviews and recommends to the Board for approval the target compensation of our CEO and makes the final determination of compensation to our other Named Executive Officers.
•Makes critical decisions on competitive compensation levels, including program design, performance targets and associated peer groups, corporate and individual performance, and appropriate pay adjustments necessary to reflect short-and long-term performance.
•Considers annual benchmark data provided by our compensation consultant Meridian Compensation Partners, receives feedback from our largest shareholders, and evaluates quarterly in-depth management reviews of ongoing corporate performance.
•The Committee also has sole authority to retain, terminate, and obtain advice and assistance from a compensation consultant, external legal, accounting, and other advisors and consultants. The Committee conducts an annual review of, and has discretion to replace, the independent consultant.

ROLE OF THE CHIEF EXECUTIVE OFFICER AND OTHER OFFICERS
The Committee considers input from Mr. Brown, our CEO, regarding our executive compensation structure and the individual compensation levels for each Named Executive Officer, other than himself. These recommendations are reviewed, discussed, modified, and approved, as appropriate, by the Committee. No member of the management team, including the CEO, has a role in determining his or her own compensation. Mr. Brown and his officer team also provide information to the Committee regarding the performance of the Company and the attainment of the Company's performance goals for the Committee’s consideration in determining the annual performance-based cash incentive awards.

ROLE OF THE COMPENSATION CONSULTANT
The Committee’s charter grants the Committee the sole authority to retain, at our expense, outside consultants or experts to assist in its duties. The Committee engaged Meridian as its independent executive compensation consultant to advise it with respect to executive compensation matters during 2025, including development of the annual compensation peer group and an annual review and evaluation of our executive and director compensation packages relative to peers.
Representatives from Meridian periodically meet with the Committee throughout the year and advise the Committee regarding general trends in executive and director compensation, including: competitive benchmarking; incentive plan design; peer group selection; and other trends and developments affecting executive compensation.
Prior to this engagement, the Committee reviewed Meridian's independence pursuant to Nasdaq standards and found Meridian to be independent and without conflicts of interest in providing services to the Committee. Meridian's independence is reviewed annually.

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Executive Compensation Matters
Benchmarking and Peer Group
To attract, motivate and retain talented executive officers, our executive compensation program is designed to be competitive with the types and ranges of compensation paid by peer companies who compete for the same executive talent. On an annual basis, the Committee reviews and discusses compensation data for our Named Executive Officers as compared to compensation data for similarly situated executive officers at peer companies selected by the Committee.
In 2024, in connection with the development of the 2025 compensation program, the Committee met with Meridian and undertook a review of our compensation peer group, ultimately approving the peer group identified below for the 2025 compensation program. The industry-specific companies that make up this peer group were selected primarily (i) based on their market capitalization, enterprise value, and asset size relative to the Company and (ii) because they potentially compete with the Company for executive-level talent.

2025 Peer Group
•Antero Resources Corporation •APA Corporation •Chesapeake Energy Corporation •Civitas Resources, Inc. •CNX Resources Corporation •Comstock Resources, Inc. •Coterra Energy Inc.	•Matador Resources Company •Murphy Oil Corporation •Ovintiv Inc. •Permian Resources Corporation •Range Resources Corporation •SM Energy Co.

Chord Energy Positioning Relative to Peers

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Executive Compensation Matters
Shareholder Outreach
Our Investor Relations team meets regularly with shareholders throughout the year. In addition, each year, members of management proactively reach out to shareholders to invite discussion of compensation, governance and other topics.

In 2025, we invited shareholders representing ∼ 50% of shares outstanding to meet with us regarding executive compensation and other topics of interest to shareholders.	Shareholders representing ∼ 13% of shares outstanding elected to participate in discussions with the Company

Participants were supportive of the Company’s executive compensation program. Shareholders also engaged and provided valuable feedback on topics related to corporate governance and sustainability, including safety and environmental matters.
Consideration of 2025 Say-on-Pay Advisory Vote
At our 2025 annual meeting, we held our most recent say-on-pay advisory vote, which resulted in approximately 98% of votes cast approving the 2024 compensation of the Company's Named Executive Officers. In evaluating our executive compensation programs and designing our 2025 compensation program, the Committee considered the support expressed by shareholders and many other factors, including the Committee’s assessment of the interaction of our compensation program with our corporate business objectives, evaluations of our program by external consultants, and review of peer group company data.
At our 2023 annual meeting, we recommended, and shareholders voted for, an annual advisory vote on executive compensation. Shareholder feedback is valuable to the Committee, and the Committee will analyze the results of say-on-pay advisory votes and the support expressed by shareholders in evaluating and designing our executive compensation programs.
Compensation Practices as They Relate to Risk Management
We believe our compensation program does not encourage excessive and unnecessary risk taking by our employees, including our Named Executive Officers, and is not reasonably likely to have a material adverse effect on us. Because the Committee retains the ability to apply discretion when determining the actual amount to be paid to executives pursuant to our annual performance-based cash incentive program, the Committee is able to assess the behavior of our executives as it relates to risk taking. Further, our use of long-term equity-based compensation serves our compensation program’s goal of aligning the interests and objectives of our executives with those of our shareholders, thereby reducing the incentive to unnecessary risk taking.

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Executive Compensation Matters
Committee Oversight and Planning Process
Chord has a robust annual cycle to plan, review, and execute the executive compensation process and to oversee the Company's strategies relating to talent, leadership, and culture. Our competitive business requires attracting, developing and retaining a motivated team inspired by leadership, engaged in meaningful work, motivated by growth opportunities and thriving in a culture that embraces equal opportunity. As described above, the Committee is responsible for overseeing Chord’s human resources strategies and prioritizing our efforts to attract and retain employees and leaders with the skills and experience needed to achieve our strategic objectives in dynamic market conditions. During 2025, the Committee engaged with management on several issues impacting Chord’s human capital strategy, including: effective employee engagement; positive corporate culture; executive and employee succession; and recruiting and retention.
Year-Round Engagement Informs Compensation Design and Awards
The Committee's processes to design, review, and approve our executive compensation programs are cyclical and ongoing. The following illustration is indicative of the Committee's annual process.

JANUARY - FEBRUARY
•Additional performance reviews; feedback is given on prior year’s performance
•Approval of prior year performance-based cash incentive payouts
•Make annual LTIP equity compensation grants
•Set performance targets for the current year

MARCH - APRIL •Publish Annual Proxy Statement detailing performance and compensation information for the prior year •Shareholder outreach; feedback shared with Committee and Board

APRIL - MAY •Annual Shareholder Meeting with annual Say on Pay vote •Quarterly review of current-year Company performance

JULY •Trends update and peer group assessment •Quarterly review of current-year Company performance

OCTOBER
•Compensation consultant benchmarks Executive Officer pay and reviews market trends for Committee as it considers compensation program design changes for upcoming year
•Review of market best practices and initial program design concept for upcoming year
•Quarterly review of current-year Company performance

DECEMBER - JANUARY
•Shareholder outreach feedback shared with CHR Committee and Board
•Approval of program design for upcoming year
•Review preliminary performance results for current-year Company performance
•Set target compensation values

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Executive Compensation Matters
2025 Compensation
The primary elements of our executive compensation program are designed to provide a target total value for compensation that is competitive with our peers and attracts and retains the talented executives necessary to manage Chord and deliver on its strategic objectives. The following discussion describes the components of our executive compensation program and explains how we determined the amounts our Named Executive Officers would earn for 2025.
Base Salary
The Committee believes base salary is an important element of executive compensation because it provides executives with a base level of income that is critical for attraction and retention. The Committee annually reviews base salaries and conducts benchmarking, including competitive positioning relative to their peers in the compensation peer group, and performance reviews. In October 2024, the Committee worked with Meridian to evaluate the Company's executive compensation program. Ultimately, the Committee approved an increase to Mr. Robuck's base salary, effective March 2025, to better align his base salary with market for his role. Salaries for Messrs. Brown, Henke, Lou and Ms. Kinney remained the same for 2025.

	2024 Base Salary	2025 Base Salary
Daniel Brown	$850,000	$850,000
Richard Robuck	$480,000	$525,000
Michael Lou	$550,000	$550,000
Darrin Henke	$550,000	$550,000
Shannon Kinney	$480,000	$480,000
Annual Incentive Compensation
At the beginning of 2025, with input from Meridian, the Committee approved the 2025 annual performance-based cash incentive award program to reward the achievement of our annual Company performance goals. For the 2025 award program, the Company identified quantitative and qualitative performance goal metrics that reflect our strategy, each with a pre-assigned weighting as set forth in the table on page 68, to serve as a guideline for determining award payouts earned by our Named Executive Officers for 2025.
Metrics are graded against a target performance level but must meet a threshold level of performance or receive no credit for the metric. Each metric achieving at least threshold performance may receive from 50% credit (threshold) to 200% credit (maximum). Target achievement is equal to 100% credit for the metric. The Company rating is calculated based on the addition of the weighted metric scores. Finally, if absolute annual TSR is greater than 10%, a modifier of 1.1x is applied. If absolute annual TSR is less than -10%, a 0.9x modifier is applied.

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Executive Compensation Matters
Payouts to Named Executive Officers are designed to be calculated by multiplying the Named Executive Officer's target opportunity by the Company rating (inclusive of any modifier described) as shown below.

Total of Weighted Metric Scores	Modifier Based on Absolute Annual TSR	Company Rating

Base Salary	Target Opportunity	Company Rating	Payouts To Executives

Final score certification and payout are at the discretion of the Committee.
In October 2024, the Committee reviewed our Named Executive Officers' target annual cash incentive award opportunities and determined to slightly adjust award opportunities for Messrs. Brown and Robuck for 2025 to better align with market for their respective roles.

	2024 Cash Incentive Target (% Base Salary)	2025 Cash Incentive Target (% Base Salary)
Daniel Brown	120%	125%
Richard Robuck	90%	100%
Michael Lou	100%	100%
Darrin Henke	100%	100%
Shannon Kinney	90%	90%
2025 Award Program Scorecard
Linking our Strategy to Compensation Outcomes
The performance metrics set by the Committee in early 2025 for the 2025 performance-based cash incentive award program were selected because we believe they support the Company's strategic business objectives, which drive the outcomes that lead to our value proposition of delivering leading shareholder returns. The chart on the following page demonstrates how we link our strategy to compensation outcomes.

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Executive Compensation Matters
Linking Our Strategy to Compensation Outcomes

Objectives

Maximize Returns

- Execute development program efficiently
- Optimize capital allocation.
- Continued focus on improving project economics.
- Improve operational efficiency in the field and corporate.

Financial Strength

- Preserve strong balance sheet.
- Protect cash generation capability.
- Thoughtful hedging and return of capital plans to improve resiliency and retain firepower.

Disciplined Growth

- Increase equity value / size and scale.
- Extend current inventory life.
- Expand inventory quality and depth organically and inorganically.
- Explore beneficial merger and acquisition opportunities.

Responsible Stewardship

- Maintain a culture of continuous improvement in ESG practices.
- Commit to safely delivering energy.
- Continued focus on minimizing impact to air, land and water.
- Build on our respected brand in industry, communities, and with investors.

Top Talent

- Attract and retain high-quality employees.
- Increase employee engagement, development, and growth opportunities.
- Build commercial acumen and organizational capability.
- Motivate leadership and employees to successfully execute strategy.

Compensation Metrics

QUANTITATIVE PERFORMANCE (80%)

Sustainability (20%)
Safety (Recordable Incidents / Training Attendance)
Environment (Spill Rate / Gas Capture)

FCF Generation (45%)
EBITDAX ($MM)
Expense Management (LOE+G&A) ($/BOE)
Capital Expenditures ($MM)

Profitability (15%)
F&D ($/BOE)

QUALITATIVE PERFORMANCE (20%)

Outcomes

Improved current and future business performance

Strong return of capital program

Trading multiple expansion through investor relevance, passive investments, and status as a high quality company.

Value Proposition

Deliver peer-leading total shareholder return over 3 years, while building value-enhancing options for the organization.

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Executive Compensation Matters

Category	Weighting	Metric Goals				% Target Achieved	Weighted Results
Quantitative Performance		Threshold 50%	Target 100%	Above Target 150%	Maximum 200%
Sustainability
Safety						193%	19%
• Recordable Incidents
• Training Attendance
Environment
• Spill Rate						111%	11%
• Gas Capture
FCF Generation
EBITDAX ($MM)(1)						89%	18%
Expense Management (LOE + G&A) ($/bo)(2)						128%	19%
Capital Expenditures ($MM)						130%	13%
Profitability
F&D ($/boe)(3)						142%	21%
Quantitative Achievement	80%					126%	101%
Qualitative Performance
Additional Priorities(4)		•Lower average inventory breakeven •Increase inventory runway/depth •Enhance the capability of the organization •Allocate capital in a disciplined fashion				161%	32%
Qualitative Achievement	20%					161%	32%
FINAL OUTCOME
Total Scorecard							133%
Absolute TSR Modifier(5)							90%
TOTAL							120%

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Executive Compensation Matters
(1)EBITDAX, also referred to as Adjusted EBITDA, is a non-GAAP financial measure. The Company defines EBITDAX as earnings before interest expense, income taxes, depreciation, depletion and amortization, merger costs, exploration expenses and impairment expenses and other similar non-cash or non-recurring charges. See “Non-GAAP Financial Measures” in the Company’s earnings release furnished as exhibit 99.1 to the Current Report on Form 8-K filed with the SEC on February 25, 2026 for additional information on Adjusted EBITDA, including a reconciliation to the most directly comparable financial measures under US GAAP.
(2)Cash G&A is a non-GAAP financial measure. The Company defines Cash G&A as total general and administrative (“G&A”) expenses less G&A expenses directly attributable to certain merger and acquisition activity, non-cash equity-based compensation expenses and other non-cash charges. See “Non-GAAP Financial Measures” in the Company’s earnings release furnished as exhibit 99.1 to the Current Report on Form 8-K filed with the SEC on February 25, 2026 for additional information on Cash G&A, including a reconciliation to the most directly comparable financial measures under US GAAP.
(3)Finding and development (“F&D”) represents the net operated drilling and completion costs for wells brought to production in 2025 divided by the net expected ultimate recovery ("EUR") of those wells.
(4)Key achievements considered in determining the 161% payout factor included: the positive impact of the successful XTO acquisition, substantial increase in inventory depth and quality, demonstrated cash flow per share accretion while preserving balance sheet strength, successful bond refinancing, and continued notable improvement in employee engagement and processes and systems.
(5)The Company's annual absolute TSR was less than -10% resulting in a negative 10% modifier applied to the total scorecard results.
As shown in the table above, weighted results across the metrics produced a total scorecard rating of 133%. Applying the TSR modifier multiple of 0.9x led to a final rating of 120%. Therefore, for 2025, the Committee approved, and our Named Executive Officers received, payment of the performance-based cash incentive awards at 120% of their 2025 cash incentive targets, in the specific amounts set forth below for each Named Executive Officer.

	2025 Target Annual Incentive Award	2025 Actual Annual Incentive Award
Daniel Brown	$1,062,500	$1,275,000
Richard Robuck	$525,000	$630,000
Michael Lou	$550,000	$660,000
Darrin Henke	$550,000	$660,000
Shannon Kinney	$432,000	$518,400
2025 Long-Term Incentive Awards
Annual Long-Term Incentive Awards Granted in 2025
The Company maintains the LTIP, which provides the Company with the flexibility to grant a wide range of equity and equity-based awards. Long-term incentive awards are intended to balance retention of our executive team and alignment of our Named Executive Officers’ interests with those of our shareholders.
Each year, the Committee sets (or recommends to the Board in the case of our CEO) the total targeted long-term incentive value for each Named Executive Officer, taking into account peer group data and each Named Executive Officer’s contribution to our success, level of responsibility, personal performance, and experience.
The target total value of the equity awards granted to each of our Named Executive Officers for 2025 was equal to $5,800,000 for Mr. Brown, $2,300,000 for Mr. Robuck, $2,600,000 for Mr. Lou, $2,400,000 for Mr. Henke, and $1,700,000 for Ms. Kinney. For information regarding the grant date fair values of the 2025 equity awards, please see the “—Summary Compensation Table."

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Executive Compensation Matters
The awards granted to our Named Executive Officers in 2025 consisted of RSUs and PSUs pursuant to the LTIP. As shown below, this program ties approximately 67% of our CEO's equity opportunity, and approximately 60% of our other Named Executive Officers' opportunity, directly to shareholder returns, creating significant alignment of management and shareholder rewards.

	Performance or Vesting Measures	Percent of Equity Awarded (CEO)	Percent of Equity Awarded (Other NEOs)	Performance or Vesting Period
Performance Share Units	Absolute TSR	17%	15%	3 years
	Relative TSR	50%	45%	3 years
Restricted Stock Units	Time Vest	33%	40%	3 years
PSUs
The PSUs granted to the Named Executive Officers are contingent shares that are eligible to be earned based on achievement of certain pre-established goals for a three-year performance period beginning January 1, 2025 and ending on December 31, 2027, subject to the Named Executive Officer’s continued service through the end of such performance period.
The PSUs are designed to incentivize absolute and relative performance that is aligned with shareholder interests. Approximately 25% of PSUs granted to the Named Executive Officers in 2025 will vest based on the Company’s annualized absolute TSR performance during the applicable performance period (the “Absolute TSR PSUs”), and approximately 75% of such PSUs will vest based on the level of TSR achieved by the Company as compared to the TSR of each of the Company’s peers in the applicable performance peer group (the “Relative TSR PSUs”).
The value of the portion of the equity awards comprised of PSUs granted to each of our Named Executive Officers was equal to approximately 67% of the total equity awarded to Mr. Brown and approximately 60% of the total equity awarded to the other Named Executive Officers, or $3,866,667 for Mr. Brown, $1,380,000 for Mr. Robuck, $1,560,000 for Mr. Lou, $1,440,000 for Mr. Henke, and $1,020,000 for Ms. Kinney. The number of PSUs (based on target performance) granted to each Named Executive Officer was equal to the applicable value described in the foregoing sentence for such Named Executive Officer divided by the volume-weighted average price of our common stock for the 10-day period prior to the approval date of the PSU awards, which was then allocated approximately 25% to Absolute TSR PSUs and approximately 75% to Relative TSR PSUs, resulting in the following target number of PSUs in 2025:

	Absolute TSR PSUs (Target Value)	Absolute TSR PSUs (Number)	Relative TSR PSUs (Target Value)	Relative TSR PSUs (Number)
Daniel Brown	$966,667	7,764	$2,900,000	23,293
Richard Robuck	$345,000	2,757	$1,035,000	8,272
Michael Lou	$390,000	3,117	$1,170,000	9,351
Darrin Henke	$360,000	2,877	$1,080,000	8,631
Shannon Kinney	$255,000	2,037	$765,000	6,114
In addition, each PSU granted in 2025 includes a corresponding dividend equivalent right (“DER”). Each DER entitles a Named Executive Officer to receive an accrued cash payment in respect of each PSU that is actually earned, which payment is equal to the amount of any cash dividends declared on one share of the Company’s common stock during the applicable performance period. Payment of DERs will be made in connection with the settlement of any earned PSUs. For the avoidance of doubt, dividends are not paid on unearned, unvested PSUs.

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Executive Compensation Matters
Absolute TSR PSUs
The Absolute TSR PSUs are designed to promote alignment with shareholder interests by rewarding executives for absolute TSR performance. The number of Absolute TSR PSUs earned over the three-year performance period could range from 0 to 300% of the target number of Absolute TSR PSUs initially granted, based on the Company’s level of performance during such performance period.
For purposes of determining absolute TSR:
•the initial value is based on the volume-weighted average price per share of the Company’s stock for the 30 trading days ending on the last trading day immediately preceding the beginning of the applicable performance period;
•the closing value is based on the volume-weighted average price per share of the Company’s stock for the 30 trading days ending on the last day of the applicable performance period; and
•the cumulative amount of dividends and other distributions declared on a share of the Company’s stock during the applicable performance period is factored in, assuming that such dividends and other distributions were reinvested in the Company as of the applicable ex-dividend dates during the applicable performance period.
The payouts for the Absolute TSR PSUs granted in 2025 are determined as follows:

Performance Level	Absolute TSR (CAGR)	Payout Percent
Maximum	≥20%	300%
Target	8.5%	100%
Threshold	4.5%	50%
Below Threshold	≤4.5%	—%
Absolute TSR PSU payouts for results that fall between a stated performance level will be interpolated linearly. If the number of Absolute TSR PSUs earned exceeds 100% of the initial Absolute TSR PSUs granted, then such excess earned Absolute TSR PSUs will be settled in cash, rather than shares of the Company's common stock.
For information regarding the various acceleration and forfeiture provisions applicable to the Absolute TSR PSUs granted in 2025, see “—Potential Payments Upon Termination or Change in Control.”
Relative TSR PSUs
The Relative TSR PSUs are designed to promote alignment with shareholder interests by rewarding executives for shareholder returns measured against potential alternative investments. The number of Relative TSR PSUs earned over the three-year performance period could range from 0 to 200% of the target number of Relative TSR PSUs initially granted, based on the Company’s level of performance during such performance period as compared to the Company’s peers in the applicable performance peer group.
For purposes of determining relative TSR:
•the initial value is based on the volume-weighted average price per share of stock (or unit, if applicable) for the 30 trading days ending on the last trading day immediately preceding the beginning of the applicable performance period;
•the closing value is based on the volume-weighted average price per share of stock (or unit, if applicable) for the 30 trading days ending on the last day of the applicable performance period; and
•the cumulative amount of dividends and other distributions declared on a share of stock (or unit, if applicable) during the applicable performance period is factored in, assuming that such dividends and other distributions were reinvested in the Company or applicable member of the performance peer group as of the applicable ex-dividend dates during the applicable performance period.

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The performance peer group for the Relative TSR PSUs granted in 2025 is:

APA	APA Corporation
CIVI	Civitas Resources, Inc.
DVN	Devon Energy Corporation
FANG	Diamondback Energy, Inc.
MGY	Magnolia Oil & Gas Corporation
MTDR	Matador Resources Company
MUR	Murphy Oil Corporation
NOG	Northern Oil and Gas, Inc.
OVV	Ovintiv Inc.
PR	Permian Resources Corporation
RUI	Russell 1000*
GSPC	S&P 500 Index*
SM	SM Energy Company
XOP	SPDR S&P Oil & Gas Exploration & Production ETF*
VTLE	Vital Energy, Inc.
•The index or ETF indicated would each be viewed as a single entity for purposes of calculating TSR, not as a comparison to the index’s or ETF’s individual constituents.
In the event of a merger, sale, acquisition, business combination, or similar transaction (whether or not involving another member of the performance peer group), the Committee, in its sole discretion, will make any adjustments it deems necessary with respect to such entity.
The payouts for the Relative TSR PSUs granted in 2025 are determined as follows:

Performance Level	Relative TSR (percentile)	Payout Percent
Maximum	≥90%	200%
Target	50%	100%
Threshold	25%	50%
Below Threshold	≤25%	—%
Relative TSR PSU payouts for results that fall between a stated performance level will be interpolated linearly. If the number of Relative TSR PSUs earned exceeds 100% of the initial Relative TSR PSUs granted, then such excess earned Relative TSR PSUs will be settled in cash, rather than shares of the Company's common stock.
For information regarding the various acceleration and forfeiture provisions applicable to the Relative TSR PSUs granted in 2025, see “—Potential Payments Upon Termination or Change in Control.”
RSUs
The RSUs granted to the Named Executive Officers are contingent shares that vest ratably on each of the first, second, and third anniversaries of the grant date, subject to continued service through each vesting date. The RSUs are designed to reward our Named Executive Officers for long-term share performance and encourage executive retention while incentivizing absolute performance that is aligned with shareholder interests.

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The value of the portion of the equity awards comprised of RSUs granted to each of our Named Executive Officers was equal to approximately 33% of the total equity awarded to Mr. Brown and approximately 40% of the total equity awarded to the other Named Executive Officers. The number of RSUs granted to each Named Executive Officer was equal to the applicable value described in the foregoing sentence for such Named Executive Officer divided by the volume-weighted average price of our common stock for the 10-day period prior to the approval date of the RSU awards, which resulted in the following number of RSUs for 2025:

	RSU Target Value	RSUs Granted in 2025
Daniel Brown	$1,933,333	15,298
Richard Robuck	$920,000	7,353
Michael Lou	$1,040,000	8,312
Darrin Henke	$960,000	7,673
Shannon Kinney	$680,000	5,435
In addition, each RSU granted in 2025 is entitled to receive a cash payment equal to the amount of any cash dividends declared on one share of the Company’s stock during the period prior to the settlement of such RSU, such payment to be made on or promptly following the date that the Company pays such dividend.
For information regarding the various acceleration and forfeiture provisions applicable to the RSUs granted in 2025, see “—Potential Payments Upon Termination or Change in Control.”
The combination of the PSUs and the RSUs, along with our stock ownership guidelines described under "—Stock Ownership Guidelines," provides a comprehensive package of long-term incentive compensation incentives for our Named Executive Officers that align their interests with those of our long-term shareholders. The Committee will continue to monitor the design effectiveness of the Company's executive compensation structure, including the long-term incentive awards, in achieving the desired result.
Employee Benefits
In addition to the elements of compensation previously discussed in this section, our Named Executive Officers are eligible for the same health, welfare, and other employee benefits as are available to all our employees generally, which include medical and dental insurance, short- and long-term disability insurance, a health and/or professional club subsidy, and a 401(k) plan with a dollar-for-dollar match on the first 8% of eligible employee compensation contributed to the plan. In addition, the 401(k) plan permits the Board of Directors, in its discretion, to make an employer contribution for a plan year equal to a uniform percentage of eligible compensation for each active participant in the plan, including our Named Executive Officers, subject to applicable IRS limitations. The Board did not make such a contribution in 2025.
Nonqualified Deferred Compensation Plan
In 2025, the Company adopted a nonqualified deferred compensation plan (the "Deferred Compensation Plan"). The Deferred Compensation Plan is intended to provide executives and other highly compensated employees with tax planning opportunities and the ability to receive matching contributions in excess of Internal Revenue Code limits applicable to our 401(k) plan. Participation is voluntary and the Deferred Compensation Plan does not provide above-market or preferential earnings. We offer the Deferred Compensation Plan to remain competitive in the hiring and retention of qualified personnel, and to support our succession planning objectives with a goal of providing retirement replacement income. For more information on the Deferred Compensation Plan, please see "Executive Compensation—Nonqualified Deferred Compensation" below.

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Perquisites
The general benefits offered to all employees (and thus to our Named Executive Officers) are reviewed by our Committee each year. Currently, we provide our Named Executive Officers with limited perquisites, including certain parking and transportation benefits, executive physicals, and participation in the Deferred Compensation Plan. Benefits offered only to Named Executive Officers are reviewed by our Committee in conjunction with its annual review of executive officer compensation.
2024 Executive Severance Plan
On February 20, 2024, the Board adopted the Chord Energy Corporation Executive Severance Plan (the “Executive Severance Plan”), which provides certain severance and change in control benefits to participants. Each of our Named Executive Officers participates in the Executive Severance Plan, and none participate in any other severance plan or agreement, including employment agreements. For more information on the Executive Severance Plan, please see "—Potential Payments Upon Termination and Change in Control—Executive Severance Plan" below.
Other Compensation Policies and Practices
Stock Ownership Guidelines
The Committee believes that, in order to more closely align the interests of executives with the interests of the Company’s other shareholders, all executives should maintain a minimum level of equity interests in the Company’s common stock. Following are the Company's stock ownership guidelines for our Executive Officers, which have been approved by the Board.

Role	Value of Common Stock to be Owned
Chief Executive Officer	600% of annual base salary
Executive Officers (and all Executive Vice Presidents)	300% of annual base salary
Unearned PSUs will not be counted toward satisfaction of the requirement. The holdings of each of our Named Executive Officers currently meet or exceed these guidelines.
Hedging, Short Sales and Pledging Policies
Pursuant to our Insider Trading Policy, our directors and certain senior officers (including Section 16 officers) are prohibited from entering into hedging or monetization transactions with respect to Company securities. Such transactions include the purchase of financial instruments (such as prepaid variable forward contracts, equity swaps, collars, and exchange funds) or other transactions that are designed to hedge or offset any decrease in the market value of the Company’s securities. These same directors and certain executive officers are also prohibited from entering into a pledge of Company securities as collateral for a loan or holding Company securities in a margin account without advance approval; and they are prohibited from purchasing Company stock on margin.

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Clawback Policy
We maintain the Chord Energy Corporation Clawback Policy (the “Clawback Policy"), which is intended to comply with the requirements of Section 10D of the Exchange Act and Rule 5608 of the Nasdaq Rulebook. Under the terms of the Clawback Policy, in the event of a restatement of our consolidated financial statements due to material non-compliance with any financial reporting requirement under applicable securities laws, the Compensation and Human Resources Committee will take reasonably prompt action to cause us to recover the amount of any incentive compensation granted, awarded, or paid to a covered employee within the preceding 36-month period to the extent the value of such compensation was in excess of the amount of incentive compensation that would have been granted, awarded or paid had the consolidated financial statements been in compliance with the financial reporting requirements. Each executive officer, including our Named Executive Officers and certain former executive officers, are considered “Covered Persons” for purposes of the Clawback Policy.
Furthermore, our equity-based incentive compensation awards contain the following provisions for the recoupment of incentive compensation:
•Equity award agreements covering grants made to our Executive Officers and other service providers include language providing that the award may be cancelled, and the award recipient may be required to reimburse us for any realized gains to the extent required by applicable law or any clawback policy that we adopt.
•The Company’s equity plan includes provisions specifying that awards under those arrangements are subject to any clawback policy we adopt.
Practices Related to the Grant of Certain Equity Awards in Relation to the Release of Material Nonpublic Information
Neither the Board of Directors nor the Committee considers material non-public information when determining the timing or terms of equity awards, nor do we time disclosure of material non-public information for the purpose of affecting the value of executive compensation. During 2025, we did not grant stock options to any executive officer during any period beginning four business days before and ending one business day after the filing of any periodic report on Form 10-Q or Form 10-K, or the filing or furnishing of any current report on Form 8-K that disclosed material non-public information. More broadly, we did not award any stock options to Named Executive Officers during 2025.

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Compensation and Human Resources Committee Report
The information contained in this Compensation and Human Resources Committee Report and references in this proxy statement to the independence of the members of the Compensation and Human Resources Committee shall not be deemed to be “soliciting material” or “filed” with the SEC, nor shall such information be incorporated by reference into any future filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates such information.
The Compensation and Human Resources Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation and Human Resources Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.
Compensation and Human Resources Committee of the Board of Directors
Anne Taylor, Chair
Hilary Foulkes, Member
Kevin McCarthy, Member
Marguerite Woung-Chapman, Member

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Executive Compensation Tables
2025 Summary Compensation Table
The following table sets forth information concerning the annual compensation for services provided to us by our Named Executive Officers during the fiscal year ended December 31, 2025 and, to the extent required by applicable SEC disclosure rules, during the fiscal years ended December 31, 2024 and 2023.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total ($)
Daniel Brown President and Chief Executive Officer	2025	$850,000	—	$6,362,910	$1,275,000	$79,325	$8,567,235
	2024	$850,000	—	$6,057,296	$1,245,420	$27,008	$8,179,724
	2023	$850,000	—	$1,005,143	$1,106,700	$23,808	$2,985,651
Richard Robuck(6) Executive Vice President, Chief Financial Officer and Treasurer	2025	$521,250	—	$2,494,093	$630,000	$63,475	$3,708,818
	2024	$467,692	—	$1,938,622	$527,472	$31,608	$2,965,394
Michael Lou(7) Executive Vice President, Chief Strategy Officer and Chief Commercial Officer	2025	$550,000	—	$2,819,472	$660,000	$67,359	$4,096,831
	2024	$542,308	—	$2,467,285	$671,550	$31,608	$3,712,751
	2023	$500,000	—	$502,503	$542,500	$23,808	$1,568,811
Darrin Henke(8) Executive Vice President and Chief Operating Officer	2025	$550,000	—	$2,602,503	$660,000	$62,710	$3,875,213
	2024	$550,000	—	$2,582,396	$671,550	$31,608	$3,835,554
Shannon Kinney Executive Vice President, Chief Administrative Officer, General Counsel and Corporate Secretary	2025	$480,000	—	$1,843,336	$518,400	$15,079	$2,856,815
	2024	$480,000	—	$1,850,432	$527,472	$31,608	$2,889,512
	2023	$210,462	$212,700	$3,130,023	$214,455	$9,758	$3,777,398
(1)Reflects the base salary earned by each Named Executive Officer during the fiscal year indicated (or applicable portion thereof).
(2)For 2023, the amount reported for Ms. Kinney reflects the signing bonus she received in connection with her appointment as Executive Vice President, General Counsel and Corporate Secretary.
(3)Amounts reported in this column represent the aggregate grant date fair value, determined in accordance with FASB ASC Topic 718, excluding the effects of estimated forfeitures, of RSUs and PSUs awarded in 2025 under the LTIP. With respect to RSUs, the grant date fair value is based on the closing price of our common stock on January 22, 2025, which was $122.11. With respect to PSUs, the grant date fair value was calculated based on the initial number of PSUs originally granted at a weighted average grant date fair value price per unit of $170.38 for Absolute TSR PSUs and $136.18 for Relative TSR PSUs, computed using a Monte Carlo simulation model and based on the probable outcome of the performance conditions as of the grant date, which was below target and target, respectively. If the maximum amount, rather than the probable amount, was reported in the table with respect to the PSUs, the values associated with the 2025 PSUs would be as follows for each Named Executive Officer: Mr. Brown: $12,180,611;

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Mr. Robuck: $4,560,050; Mr. Lou: $5,155,040; Mr. Henke: $4,758,239; and Ms. Kinney: $3,370,069. The discussion of the assumptions used in calculating the aggregate grant date fair value of the RSU and PSU awards can be found in Note 15 of the Notes to Consolidated Financial Statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025.
The number of PSUs granted was determined by dividing target value by the VWAP of our common stock for the 10-day period prior to the approval date of the PSU awards, which was January 22, 2025 (for Messrs. Brown, Lou, Henke and Ms. Kinney). Using the closing stock price on January 22, 2025 of $122.11, the value of the PSU awards would have been: $3,792,370 for Mr. Brown, $1,346,751 for Mr. Robuck, $1,522,467 for Mr. Lou, $1,405,242 for Mr. Henke, and $995,319 for Ms. Kinney. For additional information, see "—2025 Long-Term Incentive Awards—PSUs."
(4)The amounts included in this column reflect the amount of the 2025 performance-based cash incentive amounts earned by each of Messrs. Brown, Robuck, Lou, Henke, and Ms. Kinney based upon the Company’s achievement of the performance metrics outlined above. For additional information on the amounts earned by the Named Executive Officers, please see “Compensation Discussion and Analysis—2025 Compensation—Annual Incentive Compensation."
(5)The following items are reported in the “All Other Compensation” column for fiscal year 2025:

Name	Parking	401(k) Plan Match	Nonqualified Deferred Compensation (Company Contributions)	Executive Physicals	Total
Daniel Brown	$4,248	$28,000	$47,077	$—	$79,325
Richard Robuck	$4,248	$28,000	$29,077	$2,150	$63,475
Michael Lou	$4,248	$28,000	$30,462	$4,649	$67,359
Darrin Henke	$4,248	$28,000	$30,462	$—	$62,710
Shannon Kinney	$4,248	$4,430	$—	$6,401	$15,079
(6)Mr. Robuck was appointed Executive Vice President, Chief Financial Officer and Treasurer on March 4, 2024. Previously, he served as the Company's Senior Vice President, Corporate Planning and Investor Relations.
(7)Mr. Lou served as Executive Vice President and Chief Financial Officer until he was appointed as Executive Vice President, Chief Strategy Officer and Chief Commercial Officer, effective March 4, 2024.
(8)Mr. Henke joined the Company as its Executive Vice President and Chief Operating Officer on January 2, 2024.
(9)Ms. Kinney joined the Company as its Executive Vice President, General Counsel and Corporate Secretary on July 18, 2023.

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Grants of Plan-Based Awards
The following table sets forth information concerning grants of plan-based awards to each of our Named Executive Officers, during fiscal year 2025, under the Company's Annual Incentive Compensation Plan and LTIP.

Name	Grant Date	Approval Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(3)			All Other Stock Awards: Number of Shares of Stock or Units(4) (#)	Grant Date Fair Value of Stock and Option Awards(5) ($)
			Threshold(2) ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Brown			$531,250	$1,062,500	$2,125,000
	1/22/2025	1/22/2025				3,882	7,764	23,292		$1,322,830
	1/22/2025	1/22/2025				11,647	23,293	46,586		$3,172,041
	1/22/2025	1/22/2025							15,298	$1,868,039
Robuck			$262,500	$525,000	$1,050,000
	1/22/2025	1/22/2025				1,379	2,757	8,271		$469,738
	1/22/2025	1/22/2025				4,136	8,272	16,544		$1,126,481
	1/22/2025	1/22/2025							7,353	$897,875
Lou			$275,000	$550,000	$1,100,000
	1/22/2025	1/22/2025				1,559	3,117	9,351		$531,074
	1/22/2025	1/22/2025				4,676	9,351	18,702		$1,273,419
	1/22/2025	1/22/2025							8,312	$1,014,978
Henke			$275,000	$550,000	$1,100,000
	1/22/2025	1/22/2025				1,439	2,877	8,631		$490,183
	1/22/2025	1/22/2025				4,316	8,631	17,262		$1,175,370
	1/22/2025	1/22/2025							7,673	$936,950
Kinney			$216,000	$432,000	$864,000
	1/22/2025	1/22/2025				1,019	2,037	6,111		$347,064
	1/22/2025	1/22/2025				3,057	6,114	12,228		$832,605
	1/22/2025	1/22/2025							5,435	$663,668
(1)Amounts in these columns reflect performance-based cash incentive amounts granted under our 2025 incentive compensation program during fiscal year 2025 assuming threshold, target and maximum performance achievement.
(2)Threshold payout reflects 50% performance rating, but if threshold performance is not reached, the payout amount would be $0.
(3)Amounts in these columns represent the threshold, target, and maximum payouts of the PSUs granted to the Named Executive Officers in 2025 under our LTIP. For more information regarding the PSUs, see “—2025 Long-Term Incentive Awards” above.
(4)Amounts in this columns reflect the RSUs granted under our LTIP that are scheduled to vest over a three-year period on each of the first three anniversaries of the grant date, in each case subject to the Named Executive Officer’s continued employment through the applicable vesting date.
(5)Amounts set forth in this column reflect the aggregate grant date fair value of RSU and PSU awards granted under our LTIP in 2025, computed in accordance with FASB ASC Topic 718. Please see Note 15 of the Notes to Consolidated Financial Statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, for more information regarding assumptions underlying the value of the equity awards.

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Outstanding Equity Awards at 2025 Fiscal Year End
The following table sets forth information concerning outstanding equity awards that were held by each of our 2025 Named Executive Officers as of December 31, 2025.

	Stock Awards
Name	Number of Shares of Stock That Have Not Vested (#)(1)	Market Value of Shares of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares that Have Not Vested (#)(3)	Equity Incentive Plan Awards: Market Value of Unearned Shares That Have Not Vested ($)(4)
Daniel Brown	29,518	$2,736,319	45,490	$4,216,923
Richard Robuck	10,199	$945,447	15,253	$1,413,953
Michael Lou	15,435	$1,430,825	17,701	$1,640,883
Darrin Henke	12,023	$1,114,532	16,488	$1,528,438
Shannon Kinney	14,650	$1,358,055	12,226	$1,133,350
(1)Amounts reflected in this column represent the following unvested RSU awards as of December 31, 2025.

Name	Original Award	Number Unvested on 12/31/2025	Remaining Vesting Dates
Daniel Brown	2023 RSU	7,347	January 1, 2026
	2024 RSU	6,873	February 20, 2026, and 2027
	2025 RSU	15,298	January 22, 2026, 2027, and 2028
Richard Robuck	2024 RSU	2,846	March 4, 2026, 2027
	2025 RSU	7,353	January 22, 2026, 2027, and 2028
Michael Lou	2023 RSU	3,673	January 1, 2026
	2024 RSU	3,450	February 20, 2026, 2027
	2025 RSU	8,312	January 22, 2026, 2027, and 2028
Darrin Henke	2024 RSU	1,090	February 1, 2026, 2027
	2024 RSU	3,260	February 20, 2026, 2027
	2025 RSU	7,673	January 22, 2026, 2027, and 2028
Shannon Kinney	2023 RSU	6,628	August 1, 2026
	2024 RSU	2,587	February 20, 2026 and 2027
	2025 RSU	5,435	January 22, 2026, 2027, and 2028
(2)Amounts reflected in this column represent the market value of our common stock underlying the unvested RSU awards held by our Named Executive Officers, in each case, computed based on the closing price of our common stock on December 31, 2025, the last trading day of 2025, which was $92.70 per share.

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(3)Amounts reflected in this column represent the following unearned and unvested PSU awards as of December 31, 2025.

Name	Award	Number of Unvested PSUs (Threshold)	Number of Unvested PSUs (Target)	Number of Unvested PSUs (Maximum)	Reported Performance Level	Applicable Performance Period
Daniel Brown	2024 aTSR PSU	2,617	5,233	15,699	Threshold	January 1, 2024 — December 31, 2026
	2024 rTSR PSU	7,849	15,698	31,396	Target	January 1, 2024 — December 31, 2026
	2025 aTSR PSU	3,882	7,764	23,292	Threshold	January 1, 2025 — December 31, 2027
	2025 rTSR PSU	11,647	23,293	46,586	Target	January 1, 2025 — December 31, 2027
Richard Robuck	2024 aTSR PSU	801	1,601	4,803	Threshold	January 1, 2024 — December 31, 2026
	2024 rTSR PSU	2,401	4,802	9,604	Target	January 1, 2024 — December 31, 2026
	2025 aTSR PSU	1,379	2,757	8,271	Threshold	January 1, 2025 — December 31, 2027
	2025 rTSR PSU	4,136	8,272	16,544	Target	January 1, 2025 — December 31, 2027
Michael Lou	2024 aTSR PSU	970	1,940	5,820	Threshold	January 1, 2024 — December 31, 2026
	2024 rTSR PSU	2,911	5,821	11,642	Target	January 1, 2024 — December 31, 2026
	2025 aTSR PSU	1,559	3,117	9,351	Threshold	January 1, 2025 — December 31, 2027
	2025 rTSR PSU	4,676	9,351	18,702	Target	January 1, 2025 — December 31, 2027
Darrin Henke	2024 aTSR PSU	917	1,834	5,502	Threshold	January 1, 2024 — December 31, 2026
	2024 rTSR PSU	2,751	5,501	11,002	Target	January 1, 2024 — December 31, 2026
	2025 aTSR PSU	1,439	2,877	8,631	Threshold	January 1, 2025 — December 31, 2027
	2025 rTSR PSU	4,316	8,631	17,262	Target	January 1, 2025 — December 31, 2027
Shannon Kinney	2024 aTSR PSU	728	1,455	4,365	Threshold	January 1, 2024 — December 31, 2026
	2024 rTSR PSU	2,183	4,366	8,732	Target	January 1, 2024 — December 31, 2026
	2025 aTSR PSU	1,019	2,037	6,111	Threshold	January 1, 2025 — December 31, 2027
	2025 rTSR PSU	3,057	6,114	12,228	Target	January 1, 2025 — December 31, 2027
(4)Amounts reflected in this column represent the market value of our common stock underlying the unvested PSU awards held by our Named Executive Officers at threshold levels, computed based on the closing price of our common stock on December 31, 2025, the last trading day of 2025, which was $92.70 per share.

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2025 Options Exercised and Stock Vested
The following table sets forth information concerning equity awards held by each of our Named Executive Officers that vested during the fiscal year ended December 31, 2025. None of our Named Executive Officers hold stock option awards.

		Stock Awards
Name		Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Daniel Brown	2021 RSU(1)	10,994	$982,204
	2021 4-Year LSU(2)(3)	111,876	$9,889,838
	2024 RSU(4)	3,436	$397,442
Richard Robuck	2021 RSU(5)	2,444	$279,618
	2021 4-Year LSU(2)(7)	20,769	$2,653,863
	2024 RSU(6)	1,422	$148,073
Michael Lou	2021 RSU(8)	6,908	$872,549
	2021 4-Year LSU(2)(9)	65,592	$8,381,346
	2024 RSU(4)	1,724	$199,415
Darrin Henke	2024 RSU(4)	1,629	$188,426
	2024 RSU(10)	544	$61,173
Shannon Kinney	2023 RSU(11)	6,627	$701,534
	2024 RSU(4)	1293	$149,561
(1)Reflects one-third of the award of RSUs Mr. Brown received on April 13, 2021, which vested pursuant to its terms on April 13, 2025. The value realized by Mr. Brown upon vesting of the RSU award was computed based on the closing price of our common stock on April 11, 2025, the last trading day preceding the vesting date, which was $89.34.
(2)For Messrs. Brown, Lou, and Robuck, as applicable, in connection with the change in control that occurred at the closing of the 2022 Merger, and pursuant to the terms of the award agreement, the performance periods were deemed satisfied, and the achievement level of the 4-year LSUs (for all performance periods) was certified at the maximum level, based on actual performance through the change in control date. The awards vested ratably on dates that originally represented the end of a performance cycle, subject to the employee's continued service through the applicable date.
(3)Reflects the 4-year LSUs Mr. Brown received on April 13, 2021, which vested on April 15, 2025. The value realized by Mr. Brown upon vesting of the LSUs was computed based on the closing price of our common stock on April 15, 2025, the vesting date, which was $88.40.
(4)Reflects one-third of the award of RSUs that each of Messrs. Brown, Lou, Henke, and Ms. Kinney, as applicable, received on February 20, 2024, which vested pursuant to its terms on February 20, 2025. The value realized upon vesting of the RSU award was computed based on the closing price of our common stock on February 20, 2025, the vesting date, which was $115.67.
(5)Reflects one-third of the award of RSUs Mr. Robuck received on February 11, 2021, which vested pursuant to its terms on February 11, 2025. The value realized by Mr. Robuck upon vesting of the RSU award was computed based on the closing price of our common stock on February 11, 2025, the vesting date, which was $114.41.
(6)Reflects one-third of the award of RSUs that Mr. Robuck received on March 4, 2024, which vested pursuant to its terms on March 4, 2025. The value realized upon vesting of the RSU award was computed based on the closing price of our common stock on March 4, 2025, the vesting date, which was $104.13.
(7)Reflects the 4-year LSUs Mr. Robuck received on February 11, 2021, which vested on January 15, 2025. The value realized by Mr. Robuck upon vesting of the LSUs was computed based on the closing price of our common stock on January 15, 2025, the vesting date, which was $127.78.

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(8)Reflects one-third of the award of RSUs Mr. Lou received on January 18, 2021, which vested pursuant to its terms on January 18, 2025. The value realized by Mr. Lou upon vesting of the RSU award was computed based on the closing price of our common stock on January 17, 2025, the last trading day preceding the vesting date, which was $126.31.
(9)Reflects the 4-year LSUs Mr. Lou received on January 18, 2021, which vested on January 15, 2025. The value realized by Mr. Lou upon vesting of the LSUs was computed based on the closing price of our common stock on January 15, 2025, the vesting date, which was $127.78.
(10)Reflects one-third of the award of RSUs Mr. Henke received on February 1, 2024, which vested pursuant to its terms on February 1, 2025. The value realized by Mr. Henke upon vesting of the RSU award was computed based on the closing price of our common stock on January 31, 2025, the last trading day preceding the vesting date, which was $112.45.
(11)Reflects one-third of the award of RSUs Ms. Kinney received on August 1, 2023, which vested pursuant to its terms on August 1, 2025. The value realized by Ms. Kinney upon vesting of the RSU award was computed based on the closing price of our common stock on August 1, 2025, which was $105.86.

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Nonqualified Deferred Compensation
Effective April 1, 2025, the Company adopted the Deferred Compensation Plan, an unfunded plan maintained for the purpose of providing deferred compensation benefits to a select group of management and highly compensated employees.
Participants may elect to defer up to 80% of their base salary and up to 100% of their annual bonus compensation. Deferral elections must be made prior to the beginning of the plan year in which the compensation is earned (or, for performance-based bonus compensation, no later than six months before the end of the applicable performance period). The Company may, in its discretion, credit matching contributions and/or other employer contributions to participant accounts. Amounts credited to a participant's account are adjusted for hypothetical investment earnings (or losses) based on the participant's selection among investment options designated by the administrator. The investment options available under the Deferred Compensation Plan are designated by the Company's Investment Committee and include a selection of market-based mutual funds and target-date funds from which participants may choose. Participants may change their investment elections at any time, effective as of the next valuation date. Earnings credited under the Deferred Compensation Plan are based solely on the performance of the investment options selected by a participant and do not include any above-market or preferential earnings. During fiscal year 2025, the investment options most commonly selected by participants in the Deferred Compensation Plan generated returns of 17.86% (S&P 500 Index Fund) and 21.44% (2045 target-date fund). Participants are immediately vested in amounts attributable to their elective deferrals. At the time of each deferral election, participants must elect a distribution event (such as separation from service or a specified date) and a form of payment (lump sum or annual installments). If no election is made, the default is a lump sum payment upon separation from service. Participants may subsequently elect to delay payment for at least five years, subject to the requirement that the new election be made at least twelve months before the originally scheduled payment date and not take effect for at least twelve months. Distributions to participants who are "key employees" under IRS regulations will not be made until at least six months following separation from service. The Deferred Compensation Plan also permits hardship withdrawals in the event of an unforeseeable emergency, limited to the amount reasonably necessary to satisfy the emergency need.

Name	Executive Contributions in Last Fiscal Year(1)	Registrant Contributions in Last Fiscal Year(2)	Aggregate Earnings (Loss) in Last Fiscal Year(3)	Aggregate Withdrawals/Distributions	Aggregate Balance at Last Fiscal Year End
Daniel Brown	$47,077	$47,077	$2,585	$—	$96,739
Richard Robuck	$29,077	$29,077	$2,182	$—	$60,336
Michael Lou	$30,462	$30,462	$2,333	$—	$63,257
Darrin Henke	$30,462	$30,462	$1,829	$—	$62,753
Shannon Kinney(4)	$—	$—		$—	$—
(1)All contribution amounts for the last fiscal year reported in this table are also included in the “Salary” and “Non-Equity Incentive Plan Compensation” amounts reported in the Summary Compensation Table for 2025.
(2)Amounts reported as Company matching contributions in this column are also included in the “All Other Compensation” column of the Summary Compensation Table for 2025.
(3)This column represents net unrealized appreciation, depreciation, dividends and distributions from mutual fund and other investments for 2025 associated with investments held in the Deferred Compensation Plan.
(4)Ms. Kinney did not participate in the Deferred Compensation Plan in 2025.

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Potential Payments Upon a Termination or Change in Control
The following disclosures discuss the payments and benefits that each of our Named Executive Officers who are current officers of the Company would have been eligible to receive upon certain termination events, assuming that each such termination occurred on December 31, 2025. As a result, the payments and benefits disclosed represent what would have been due and payable to such Named Executive Officers under the applicable agreements and plans in existence between each Named Executive Officer and the Company as of December 31, 2025; this disclosure does not reflect any changes to such agreements or plans, or new agreements or plans adopted, after December 31, 2025, unless specifically stated.
Termination of Employment under the Executive Severance Plan
Each of our Named Executive Officers participates in the Executive Severance Plan, and none participate in any other severance plan or agreement, including employment agreements.
Under the Executive Severance Plan, upon any termination of employment, the Named Executive Officers would be entitled to receive (i) accrued but unpaid salary, (ii) any unpaid annual performance bonus earned for the calendar year prior to the year in which the Named Executive Officer terminates, (iii) reimbursement of eligible expenses and (iv) any employee benefits due pursuant to their terms (collectively, the “Accrued Obligations”), payable in a lump sum within 30 days following termination.
Termination due to Death or Disability
If a Named Executive Officer is terminated due to death or “disability,” then the Named Executive Officer would be entitled to receive the following amounts: (i) the Accrued Obligations, (ii) a pro-rata portion of the annual performance bonus for the calendar year of termination, (iii) an amount equal to 12 months’ worth of the Named Executive Officer’s base salary, payable in a lump sum within 60 days following termination, and (iv) an amount equal to the product of 18 and the sum of (A) 100% of the monthly premiums for coverage under the Company's health care plans and (B) 100% of the monthly premium for coverage under the life insurance plans of the Company, in each case based on the plans and levels of participation of the Named Executive Officer immediately prior to date of termination (the "Health Payment"), payable in a lump sum within 60 days following termination.
Under the Executive Severance Plan, “disability” generally means the Named Executive Officer’s absence from the full-time performance of the Named Executive Officer’s duties for 180 consecutive business days, when the Named Executive Officer is disabled as a result of incapacity due to physical or mental illness.
Termination without Cause or for Good Reason
If the Company terminates the employment of a Named Executive Officer for reasons other than for "cause," death, or disability, or if the Named Executive Officer terminates employment for “good reason,” and, in each case, such termination is not within the two-year period beginning on the date of a change in control, then the Named Executive Officer would be entitled to receive the following amounts: (i) the Accrued Obligations; (ii) a pro-rata portion of the annual performance bonus for the calendar year of termination; (iii) an amount equal to the Severance Multiple (as defined below) of the sum of the Named Executive Officer’s (A) annual base salary and (B) target annual bonus opportunity, payable in a lump sum within 60 days following termination; and (iv) an amount equal to the product of 18 and the Health Payment, payable in a lump sum within 60 days following termination.

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Under the Executive Severance Plan:
•“Cause” generally means (i) the Named Executive Officer’s conviction of a felony, (ii) the Named Executive Officer having engaged in grossly negligent or willful misconduct in the performance of his or her duties to the Company, including the willful failure to follow any lawful express directive of the Board or the Chief Executive Officer within the reasonable scope of the Named Executive Officer’s substantive duties, which misconduct has had a material detrimental effect on the Company; (iii) the Named Executive Officer having engaged in conduct that is materially injurious to the Company or his or her refusal to comply with the requirements of any applicable compensation clawback or recoupment policy of the Company; or (iv) the Named Executive Officer committing an act of fraud with respect to the Company or its affiliates.
•“Good Reason” generally means the following actions taken by the Company without the Named Executive Officer’s prior written consent: (i) a material reduction in the Named Executive Officer’s annual base salary or target annual bonus opportunity; (ii) (A) a material diminution in (or the assignment to the Named Executive Officer to duties materially inconsistent with) the Named Executive Officer’s position, authority, duties or responsibilities, (B) a material diminution in such position, authority, duties or responsibilities of the person to whom the Named Executive Officer is required to report, or (C) solely in the case of the Chief Executive Officer, the failure by the Board to nominate the Named Executive Officer for reelection as a director in connection with any meeting of the Company’s stockholders at which the Named Executive Officer’s term is scheduled to expire; (iii) a relocation in the geographic location at which the Named Executive Officer is required to perform services to a location more than 35 miles from the location at which the Named Executive Officer normally performed services immediately before the relocation; or (iv) any other action or inaction that constitutes a material breach by the Company of its obligations under any agreement with the Named Executive Officer.
Termination of Employment in Connection with a Change in Control
If the Company terminates the employment of a Named Executive Officer for reasons other than for cause, death, or disability, or if the Named Executive Officer terminates employment for good reason, and, in each case, such termination is within the two-year period beginning on the date of a “change in control,” then the Named Executive Officer would be entitled to receive the following amounts: (i) the Accrued Obligations; (ii) a pro-rata portion of the annual performance bonus for the calendar year of termination; (iii) an amount equal to the Severance Multiple (as defined below) of the sum of the Named Executive Officer’s (A) annual base salary (as in place on the date of termination or the change in control, whichever is higher) and (B) the greater of (1) target annual bonus opportunity (as in place on the date of termination or the change in control, whichever is higher) or (2) the average of the annual bonuses actually paid to the participant over the three completed fiscal years preceding the date of termination, subject to annualization as needed, payable in a lump sum within 60 days following termination; and (iv) an amount equal to the product of 24 and the Health Payment, payable in a lump sum within 60 days following termination.
Under the Executive Severance Plan, a “change in control” generally means the occurrence of any of the following events: (i) the consummation of an acquisition or a tender offer by a person for beneficial ownership of 50% or more of (A) the then outstanding shares of common stock of the Company (“Outstanding Stock”) or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (“Outstanding Voting Securities”); (ii) individuals who constitute the incumbent Board cease for any reason to constitute at least a majority of the Board; (iii) the consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company or an acquisition of assets of another entity, in each case, unless, following such transaction, (A) the Outstanding Stock and Outstanding Voting Securities immediately prior to such transaction represent or are converted into or exchanged for securities which represent or are convertible into more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the entity resulting from such transaction, and (B) at least a majority of the members of the board of directors of the entity resulting from such transaction were members of the incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such transaction; or (iv) approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

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Severance Multiples
Under the Executive Severance Plan, the severance multiples for the Named Executive Officers are as follows:

	Good Reason	Termination without Cause	Termination without Cause or for Good Reason Following a Change in Control
Chief Executive Officer	1.5X	1.5X	3X
Other NEOs	1.25X	1.25X	2.5X
Additional Terms
Severance amounts, other than the Accrued Obligations, are subject to the Named Executive Officer’s delivery to the Company (and non-revocation) of a release of claims within 60 days of his termination date.
Under the Executive Severance Plan in the event that the Accounting Firm (as defined in the Executive Severance Plan) determines that any payments made would subject the Named Executive Officer to the excise tax under Section 4999 of the Internal Revenue Code, the Accounting Firm will determine whether to reduce any of the payments paid or payable pursuant to the Executive Severance Plan or otherwise to a level at which the excise tax is not triggered; provided that the payments will be reduced only if the Accounting Firm determines that the Named Executive Officer would have a greater Net After-Tax Receipt (as defined in the Executive Severance Plan).
Restrictive Covenants
The Named Executive Officers are subject to certain confidentiality, non-disparagement, non-compete and non-solicitation provisions contained in the Executive Severance Plan. The confidentiality and non-disparagement covenants are perpetual, while the non-compete and non-solicitation covenants apply during the term of employment with the Company and for 12 months following the Named Executive Officer’s termination date, including in the case of a change in control.
Deferred Compensation Plan
Generally, each participant in the Deferred Compensation Plan will receive, at the participant’s election, a lump sum distribution or installment payments upon a change of control or a termination of the participant’s service with the Company and its affiliates. For “key employees,” as defined in IRS regulations, distributions of deferrals are delayed at least six months. Any other withdrawals by the participant will be made in good faith compliance with Code Section 409A limitations.
Treatment of 2023, 2024, and 2025 Awards upon a Termination of Employment (not in connection with a Change in Control)
2023, 2024, and 2025 RSUs
Pursuant to the award agreements governing outstanding RSU awards held by each Named Executive Officers, upon a termination of employment without “cause,” for “good reason,” or as a result of death or “disability” (collectively, a “Qualifying Termination”), then any then-unvested outstanding RSUs will become 100% vested as of the date of such Qualifying Termination.

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2024 and 2025 PSUs
Pursuant to the award agreements governing outstanding PSU awards held by each Named Executive Officer, upon a termination of employment without “cause,” for “good reason,” or as a result of death, then the PSUs will remain outstanding until the end of the applicable performance cycle and the Named Executive Officer will earn a pro-rated number of PSUs based on actual performance as of the end of the applicable performance cycle, with the pro-rated number of PSUs earned based on the number of Deemed Service Days (as defined in the applicable award agreement) and the total number of days in the applicable performance cycle.
The definitions of “cause,” “good reason,” and “disability” for purposes of the award agreements governing the RSUs and PSUs are the same definitions as those in the Executive Severance Plan and described above in “—Termination of Employment under the Executive Severance Plan.”
Treatment of 2023, 2024, and 2025 Awards upon a Change in Control
2023, 2024, and 2025 RSUs
Pursuant to the award agreements governing outstanding RSU awards held by each named Executive Officers, if a “change in control” occurs and the RSU award agreement is substituted, assumed or otherwise continued as part of the change in control transaction, then the vesting of the RSUs will continue as set forth in the applicable award agreement; provided, however, that upon a Qualifying Termination following the change in control, any then-unvested and outstanding RSUs will become 100% vested as of the date of such Qualifying Termination.
If a change in control occurs and the RSU award agreements are not substituted, assumed or otherwise continued as part of the change in control transaction, all unvested and outstanding RSUs will become 100% vested immediately prior to the change in control transaction.
2024 and 2025 PSUs
Pursuant to the award agreements governing outstanding PSU awards held by each Named Executive Officers, if “change in control” occurs prior to the end of the applicable performance cycle but following the Named Executive Officer’s termination without “cause,” due to “good reason,” or as a result of death, then the Named Executive Officer will earn a pro-rated number of PSUs based on actual performance as of the end of the date of the change in control, with the pro-rated number of PSUs earned based on the number of Deemed Service Days (as defined in the applicable award agreement) and the total number of days in the period beginning on the performance period start date and ending of the change in control.
If the change in control occurs prior to the end of the applicable performance cycle and subject to the Named Executive Officer’s satisfaction of the continuous service requirement until immediately prior to the change in control, then, upon the occurrence of such change in control, the PSUs will remain outstanding and the Named Executive Officer will earn (without pro-ration) the number of PSUs the Named Executive Officer would have earned in accordance with the applicable performance goals, subject to the Named Executive Officer’s satisfaction of the continuous service requirement through the end of the applicable performance cycle, based on actual performance through the date of the change in control.
Upon a termination of employment without “cause,” for “good reason,” or as a result of death within the 18 months following a change in control and prior to the end of the applicable performance period, then the Named Executive Officer will immediately earn (without pro-ration) the number of PSUs based on actual performance through the date of the change in control. On December 4, 2025, the Compensation Committee amended the 2024 and 2025 PSU agreements to provide that, in the event of the Named Executive Officer’s termination without “cause” or for “good reason”, or as a result of death, within the 18 months following a change in control and prior to the end of the applicable performance period, the level of achievement with respect to the applicable performance goal will be determined based on the greater of (i) target performance or (ii) actual performance measured through the date of the change in control. The terms of the 2024 and 2025 PSU agreements are otherwise unchanged. The definitions of “cause,”

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“good reason,” and “change in control” for purposes of the award agreements governing the RSUs and PSUs are the same definitions as those in the Executive Severance Plan and described above in “—Termination of Employment under the Executive Severance Plan.”
Quantification of Payments
The table below discloses the amount of compensation and other benefits due to our Named Executive Officers in the event of their termination of employment on December 31, 2025, including a termination in connection with a change in control, under the Executive Severance Plan and the applicable equity award agreements. The amounts below constitute estimates of the amounts that would be paid to our Named Executive Officers upon their respective terminations, given the Named Executive Officer’s base salary as of December 31, 2025, and, if applicable, the closing price of our common stock on that date, which was $92.70.
The actual amounts to be paid are dependent on various factors, which may or may not exist at the time a Named Executive Officer is actually terminated. Therefore, such amounts and disclosures should be considered “forward-looking statements.”

Named Executive Officer	Termination Due to Death or Disability	Termination Without Cause or for Good Reason	Termination Without Cause or for Good Reason Following a Change in Control	Termination Due to Death or Disability Following a Change in Control(6)
Daniel Brown
Cash Severance	$850,000	$2,868,750	$5,737,500	$850,000
Pro-Rata Bonus(1)	$1,275,000	$1,062,500	$1,062,500	$1,275,000
Health Payment(2)	$42,011	$42,011	$56,015	$42,011
Equity Acceleration(3)(4)	$3,581,264	$3,581,264	$7,555,606	$7,555,606
Total(5)	$5,748,275	$7,554,525	$14,411,621	$9,722,617
Richard Robuck
Cash Severance	$525,000	$1,312,500	$2,887,500	$525,000
Pro-Rata Bonus(1)	$630,000	$525,000	$525,000	$630,000
Health Payment(2)	$37,160	$37,160	$49,546	$37,160
Equity Acceleration(3)(4)	$1,221,632	$1,221,632	$2,561,394	$2,561,394
Total(5)	$2,413,792	$3,096,292	$6,023,440	$3,753,554
Michael Lou
Cash Severance	$550,000	$1,375,000	$3,039,438	$550,000
Pro-Rata Bonus(1)	$660,000	$550,000	$550,000	$660,000
Health Payment(2)	$47,928	$47,928	$63,903	$47,928
Equity Acceleration(3)(4)	$1,755,166	$1,755,166	$3,306,053	$3,306,053
Total(5)	$3,013,094	$3,728,094	$6,959,394	$4,563,981
Darrin Henke
Cash Severance	$550,000	$1,375,000	$3,025,000	$550,000
Pro-Rata Bonus(1)	$660,000	$550,000	$550,000	$660,000
Health Payment(2)	$28,792	$28,792	$38,389	$28,792
Equity Acceleration(3)(4)	$1,417,862	$1,417,862	$2,861,278	$2,861,278
Total(5)	$2,656,654	$3,371,654	$6,474,667	$4,100,070

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Shannon Kinney
Cash Severance	$480,000	$1,140,000	$2,280,000	$480,000
Pro-Rata Bonus(1)	$518,400	$432,000	$432,000	$518,400
Health Payment(2)	$51,336	$51,336	$68,448	$51,336
Equity Acceleration(3)(4)	$1,587,426	$1,587,426	$2,653,259	$2,653,259
Total(5)	$2,637,162	$3,210,762	$5,433,707	$3,702,995
(1)For purposes of calculating the pro-rata bonus for terminations due to death or disability, the value of the bonus awards actually awarded to each Named Executive Officer for 2025 service was used, without pro-ration, since December 31, 2025 was the last day of the calendar year to which such bonus related. For purposes of calculating the pro-rata bonus for terminations without cause or for good reason, the value of the bonus is based on target bonus opportunity.
(2)Reflects the 18 and 24 months’ worth of Health Payments that each Named Executive Officer would be entitled to under the Executive Severance Plan, as applicable.
(3)The values reported in the table above only take into account awards that were outstanding on December 31, 2025 and do not include the value of accrued dividends.
(4)As of December 31, 2025, the level of achievement with respect to the Absolute TSR PSUs was tracking below threshold performance levels, which would result in a payout amount of $0 for each Named Executive Officer. As a result, if a hypothetical termination occurred on December 31, 2025, none of the Named Executive Officers would be entitled to receive any amounts with respect to such Absolute TSR PSUs. However, upon terminations without cause, for good reason, or as a result of death, the PSUs would remain outstanding until the end of the applicable performance period, at which point a certain number of PSUs could hypothetically be earned. As of December 31, 2025, the level of achievement with respect to the Relative TSR PSUs was tracking at threshold performance levels. In addition, the amended PSU award agreements provide that in the event of a termination without “cause” or for “good reason”, or as a result of death, within the 18 months following a change in control and prior to the end of the applicable performance period, the level of achievement with respect to the applicable performance goal will be determined based on the greater of (i) target performance or (ii) actual performance measured through the date of the change in control. As such, the amounts reported in the table for such scenarios reflect target performance with respect to the applicable performance goal. For more information regarding the estimated value of PSU awards as of December 31, 2025, please see “Outstanding Equity Awards at 2025 Fiscal Year End” above.
(5)The aggregate total amount of compensation payable in connection with the triggering events has not been reduced to reflect any cut back in benefits or payments that would be made in connection with a change in control pursuant to the terms of the Executive Severance Plan. The Executive Severance Plan provides that excess parachute payments will be paid in full or reduced to fall within the 280G safe harbor amount, whichever will provide a better net after-tax position for a Named Executive Officer. For purposes of this disclosure, we have reflected the maximum amount potentially payable to each Named Executive Officer under each given scenario even though such maximum amounts could be reduced pursuant to the cutback language included in the Executive Severance Plan.
(6)There are no enhanced cash severance payments due upon a termination due to death or disability following a change in control. As a result, the cash severance payments included in this column are equivalent to the payments due upon an ordinary termination due to death or disability under the Executive Severance Plan. However, as described above, there are enhanced equity acceleration terms that apply upon a termination due to death or disability following a change in control.

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Pay Ratio
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the annual total compensation of our employees and the annual total compensation of our principal executive officer.
For 2025, our last completed fiscal year:
•The median of the annual total compensation of all employees of the Company (other than the CEO) was $162,671 and
•The annual total compensation of our CEO, calculated as discussed above, was $8,520,158.
•Based on this information, for 2025 the ratio of the annual total compensation of our CEO to the median of the annual total compensation of all employees was reasonably estimated to be 52 to 1.
To identify the median of the annual total compensation of all our employees, as well as to determine the annual total compensation of our median employee and our CEO, we took the following steps:
•We determined that, as of December 31, 2025, our employee population consisted of approximately 669 individuals with all of these individuals located in the United States. This population consisted of our full-time, part-time and temporary employees.
•We used a consistently applied compensation measure to identify our median employee of comparing the amount of salary reflected in our payroll records as reported to the Internal Revenue Service on Form W-2 for 2025.
•We identified our median employee by consistently applying this compensation measure to all of our employees included in our analysis. Since all of our employees are located in the United States, we did not make any cost of living adjustments in identifying the median employee.
•After we identified our median employee, we combined all of the elements of such employee’s compensation for the 2025 year in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, resulting in annual total compensation of $162,671.

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Pay versus Performance
In accordance with Item 402(v) of Regulation S-K, we are providing the following information regarding the relationship between executive compensation and our financial performance for each of the last five completed fiscal years. In determining the “compensation actually paid” (“CAP”) to our Named Executive Officers ("NEOs"), we are required to make various adjustments to the amounts that are reported above in the Summary Compensation Table (“SCT”) and in prior years, as the SEC’s valuation methods for this Pay Versus Performance section differ from those required in the SCT. The table below (the “PVP Table”) reflects both the SCT totals and the adjusted values of the SCT totals as required by the SEC for the 2021, 2022, 2023, 2024, and 2025 fiscal years. For this purpose, the principal executive officer (“PEO”) is our CEO (or, as applicable, any individuals who previously served in that role in a given fiscal year). Note that for our NEOs other than our PEO (the “non-PEO NEOs”), compensation is reported as an average.
The financial performance metrics that we are required to include in the PVP Table, as reflected below, are: (i) the Company’s cumulative “TSR”, (ii) the peer group cumulative TSR, (iii) the Company’s net income for each fiscal year, and (iv) a Company-Selected Metric (the “CSM”), which is described in more detail below.
We selected relative TSR as our CSM because we believe it represents the most important financial performance measure used by us to link CAP to financial performance, other than absolute TSR, which is already required to be disclosed in the PVP Table. For 2025, our CSM compares Company TSR to the TSR of the companies included in our performance peer group for the 2025 Relative TSR PSUs, and results in a percentile level above which the Company is performing. This percentile determines how many Relative TSR PSUs may be earned, thus impacting CAP. For fiscal years 2021 through 2024, we measured relative TSR by comparing Company TSR to the TSR of the companies included in the Russell 2000 Index. We measured against the Russell 2000 Index previously because, in connection with the 2022 Merger, we used this measure to determine the number of shares earned under half of our then outstanding relative TSR PSU awards (the "Russell 2000 PSUs"). The Russell 2000 PSUs were earned at the maximum performance level in 2022, and then vested in 2023 and 2024, impacting CAP.

Year	SCT Total for PEO Brown	CAP to PEO Brown(1)	SCT Total for PEO Brooks(2)	CAP to PEO Brooks(1)(2)	Average SCT Total for Non-PEO NEOs	Average CAP to Non-PEO NEOs(1)	Value of Initial Fixed $100 Investment Based On:		Net Income (000s)	CSM: Relative TSR(4)
							TSR	Peer Group TSR(3)
2025	$8,520,158	$8,758,245			$3,608,619	$3,927,403	$398	$283	$44,459	33.0%
2024	$8,179,724	$(10,798,062)	—	—	$3,350,803	$(1,130,070)	$475	$281	$848,627	97.7%
2023	$2,985,651	$15,015,511	—	—	$3,373,758	$5,631,393	$634	$297	$1,023,779	99.5%
2022	$1,862,495	$25,170,022	—	—	$1,517,316	$10,637,482	$482	$297	$1,858,470	99.3%
2021	$15,109,345	$32,865,277	$160,000	$1,835,601	$4,383,544	$16,958,129	$360	$187	$355,298	99.3%
(1)Amounts represent compensation actually paid to our PEO(s) and the average CAP to our remaining NEOs for the relevant fiscal year, as determined under SEC rules (and described below), which includes the individuals indicated in the table below for each fiscal year:

Year	PEO	Non-PEO
2025	Daniel Brown	Darrin Henke, Shannon Kinney, Michael Lou, Richard Robuck
2024	Daniel Brown	Darrin Henke, Shannon Kinney, Michael Lou, Richard Robuck
2023	Daniel Brown	Shannon Kinney, Michael Lou, Charles Rimer
2022	Daniel Brown	Nickolas Lorentzatos, Michael Lou, Taylor Reid, Charles Rimer
2021	Daniel Brown, Douglas Brooks	Nickolas Lorentzatos, Michael Lou, Taylor Reid
(2)Mr. Brooks was appointed the Company's Board Chair upon the Company's emergence from restructuring in November 2020. He served as our CEO between December 22, 2020 and April 13, 2021, when Mr. Brown was appointed the Company's CEO. Mr. Brooks did not receive compensation in addition to his regular director compensation during the time that he served in the CEO role. Therefore, Mr. Brooks' compensation set forth in this table reflects only the regular payment he received as a director of the Company and does not reflect any additional payment for service as the Company's CEO.

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(3)The peer group utilized to determine peer group TSR is the Standard and Poor’s 500 Oil & Gas Exploration & Production Index, which is the same index used by the Company for purposes of Item 229.201(e)(1)(ii) of Regulation S-K as set forth in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2025.
(4)For 2025, the peer group against which we measured our relative TSR performance was the performance peer group for the 2025 Relative TSR PSUs. For years 2021 through 2024, the peer group against which we measured our performance was the group of companies included in the Russell 2000 Index.
The table below details the adjustments to the SCT total compensation that were made to arrive at the CAP for the PEO and the average CAP for the Non-PEO NEOs, as required pursuant to SEC rules. We do not sponsor or maintain any defined benefit pension plans, and therefore, no deduction was made related to pension value:

	2025		2024		2023		2022		2021
	PEO Brown	Average for Non-PEO NEOs	PEO Brown	Average for Non-PEO NEOs	PEO Brown	Average for Non-PEO NEOs	PEO Brown	Average for Non-PEO NEOs	PEO Brown	PEO Brooks	Average for Non-PEO NEOs
Summary Compensation Table Total	$8,520,158	$3,608,619	$8,179,724	$3,350,803	$2,985,651	$3,373,758	$1,862,495	$1,517,316	$15,109,345	$160,000	$4,383,544
Add (Subtract)
Deduct amounts reported under the “Stock Awards” column in the SCT	$(6,362,910)	$(2,439,851)	$(6,057,296)	$(2,209,684)	$(1,005,143)	$(1,780,428)	$—	$—	$(14,225,450)	$—	$(4,947,826)
Add the year-end fair value of unvested awards granted in the applicable fiscal year(a)	$3,846,241	$1,510,327	$2,153,080	$841,570	$216,149	$94,341	$—	$2,591,592	$31,128,052	$—	$16,991,577
Add/deduct the change in fair value of unvested awards granted in prior fiscal years, determined based on the change in fair value from the prior fiscal year-end to the applicable fiscal year end(b)	$(579,831)	$(219,319)	$(13,729,080)	$(2,110,277)	$8,109,123	$1,606,146	$13,560,100	$1,940,398	$—	$919,003	$53,994
Add/deduct the change in fair value of awards granted in prior years that vested during the applicable fiscal year, determined based on the change in fair value from the prior fiscal year-end to the vesting date(c)	$(3,498,213)	$154,802	$(7,321,269)	$(2,065,988)	$940,029	$1,127,402	$286,368	$1,089,724	$—	$669,410	$(20,335)
Add the fair value of awards granted and vested in applicable fiscal year(d)	$—	$—	$—	$—	$—	$122,485	$—	$—	$—	$—	$—
Deduct the fair value of awards granted in prior fiscal years that failed to vest in the applicable fiscal year	$—	$—	$(1,647,052)	$(507,082)	$—	$—	$—	$—	$—	$—	$—
Add Dividends or other earnings accrued or paid on equity awards during the year(e)	$6,832,801	$1,312,824	$7,623,831	$1,570,588	$3,769,702	$1,087,689	$9,461,059	$3,498,452	$853,330	$87,188	$497,175
Total Equity Award Related Adjustments	$238,087	$318,784	$(18,977,786)	$(4,480,873)	$12,029,860	$2,257,635	$23,307,527	$9,120,166	$17,755,932	$1,675,601	$12,574,585
COMPENSATION ACTUALLY PAID TOTALS	$8,758,245	$3,927,403	$(10,798,062)	$(1,130,070)	$15,015,511	$5,631,393	$25,170,022	$10,637,482	$32,865,277	$1,835,601	$16,958,129
(a)Value at Fiscal Year End of Awards Granted During the Same Fiscal Year. For awards granted in a particular fiscal year, we are required to add or subtract from the PEO’s and non-PEO NEO’s SCT totals the change in fair value of the awards from the date of grant to the applicable fiscal year-end. The following tables disclose related valuation assumptions for the respective awards.

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For the fiscal year ended December 31, 2025, the amount included represents the market value of the RSUs based on the closing price per share of our common stock as of December 31, 2025, the last trading day of 2025, and, for PSUs, the fair value of the PSUs determined in accordance with ASC 718 as of December 31, 2025.

Award Granted	Grant Date	Close Price Per Share 12/31/25	PSU Fair Market Value 12/31/25
RSU	January 2025	$92.70
Absolute TSR PSU	January 2025		$71.83
Relative TSR PSU	January 2025		$80.30
For the fiscal year ended December 31, 2024, the amount included represents the market value of the RSUs based on the closing price per share of our common stock as of December 31, 2024, the last trading day of 2024, and, for PSUs, the fair value of the PSUs determined in accordance with ASC 718 as of December 31, 2024.

Award Granted	Grant Date	Close Price Per Share 12/31/24	PSU Fair Market Value 12/31/24
RSU	February 2024	$116.92
Absolute TSR PSU	February 2024		$65.16
Relative TSR PSU	February 2024		$56.43
RSU	March 2024	$116.92
Absolute TSR PSU	March 2024		$65.16
Relative TSR PSU	March 2024		$56.43
For the fiscal year ended December 31, 2023, the amount included represents the market value of the RSUs based on the closing price per share of our common stock as of December 29, 2023, the last trading day of 2023.

Award Granted	Grant Date	Close Price Per Share 12/31/23
RSU	January 2023	$166.23
RSU	August 2023	$166.23
For the fiscal year ended December 31, 2022, the amount included represents the market value as of December 31, 2022 of outstanding RSU awards, converted from Whiting Petroleum awards in connection with the 2022 Merger on July 1, 2022 (the "Converted Whiting Awards").

Award Granted	Grant Date	Close Price Per Share 12/31/22
Converted Whiting Awards	July 2022	$136.81
For the fiscal year ended December 31, 2021, the amount included represents (1) for RSUs, the market value of the RSUs based on the closing price per share of our common stock as of December 31, 2021, (2) for PSUs, the fair value of the PSUs determined in accordance with ASC 718 as of December 31, 2021, and (3) for OMP Common Units (received as consideration for OMP GP LLC Class B Units in midstream simplification transaction), the market price of OMP units as of December 31, 2021.

Award Granted	Grant Date	Close Price per Share 12/31/21	PSU Fair Market Value 12/31/21
RSU	January 2021	$125.99
Peer PSU	January 2021		$178.81
Index PSU	January 2021		$192.86
Absolute PSU	January 2021		$238.15
RSU	April 2021	$125.99
Peer PSU	April 2021		$178.81
Index PSU	April 2021		$192.86
Absolute PSU	April 2021		$233.49
OMP Common Units	March 2021	$23.91

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(b)Year-Over-Year Change in Value of Awards Granted in Prior Fiscal Years that Remain Outstanding and Unvested as of the Applicable Year End. For awards granted in prior fiscal years that remain outstanding and unvested as of the applicable fiscal year-end, we are required to add or subtract from the PEO’s and non-PEO NEO’s SCT totals the change in fair value of the awards year-over-year, measured as of the last trading day of each fiscal year. The following tables disclose related valuation assumptions for the respective awards.
For the fiscal year ended December 31, 2025, the amounts included represent the change in value of unvested awards based on the closing price per share of our common stock on December 31, 2025, the last trading day of 2025 or, for outstanding and unvested PSUs, the fair value of the PSUs determined in accordance with ASC 718 as of December 31, 2025.

Award Granted	Grant Date	Close Price per Share	PSU Fair Market Value 12/31/25
RSU	January 2023	$92.70
RSU	August 2023	$92.70
RSU	February 2024	$92.70
Absolute PSU	February 2024		$18.80
Relative PSU	February 2024		$39.11
RSU	March 2024	$92.70
Absolute PSU	March 2024		$18.80
Relative PSU	March 2024		$39.11
For the fiscal year ended December 31, 2024, the amounts included represent the change in value of unvested awards based on the closing price per share of our common stock on December 31, 2024, the last trading day of 2024. The performance period for awards originally granted, and identified below, as PSUs ended immediately prior to the closing of the 2022 Merger on July 1, 2022, and shares earned were established at that time, based on performance, in accordance with the terms of the awards. Half of the Absolute PSU awards vested during 2024. The remaining awards remained unvested as of December 31, 2024.

Award Granted	Grant Date	Close Price per Share
RSU	January 2021	$116.92
Absolute PSU	January 2021	$116.92
RSU	February 2021	$116.92
Absolute PSU	February 2021	$116.92
RSU	April 2021	$116.92
Absolute PSU	April 2021	$116.92
RSU	January 2023	$116.92
RSU	August 2023	$116.92
For the fiscal year ended December 31, 2023, the amounts included represent the change in value of unvested awards based on the closing price per share of our common stock on December 29, 2023, the last trading day of 2023. The performance period for awards originally granted, and identified below, as PSUs ended immediately prior to the closing of the 2022 Merger on July 1, 2022, and shares earned were established at that time, based on performance, in accordance with the terms of the awards. Half of the Peer PSU and Index PSU awards vested as of December 31, 2023 (see footnote (c) below). The remaining awards remained unvested as of December 31, 2023.

Award Granted	Grant Date	Close Price per Share
RSU	January 2021	$166.23
Peer PSU	January 2021	$166.23
Index PSU	January 2021	$166.23
Absolute PSU	January 2021	$166.23
RSU	April 2021	$166.23
Peer PSU	April 2021	$166.23
Index PSU	April 2021	$166.23
Absolute PSU	April 2021	$166.23

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For the fiscal year ended December 31, 2022, the amounts included represent the change in value of unvested awards based on the closing price per share of our common stock on December 31, 2022. The performance period for awards originally granted, and identified below, as PSUs ended immediately prior to the closing of the 2022 Merger on July 1, 2022, and shares earned were established at that time, based on performance, in accordance with the terms of the awards. These shares remained unvested (for Messrs. Brown and Lou) as of December 31, 2022.

Award Granted	Grant Date	Close Price per Share
RSU	January 2021	$136.81
Peer PSU	January 2021	$136.81
Index PSU	January 2021	$136.81
Absolute PSU	January 2021	$136.81
RSU	April 2021	$136.81
Peer PSU	April 2021	$136.81
Index PSU	April 2021	$136.81
Absolute PSU	April 2021	$136.81
For the fiscal year ended December 31, 2021, the amounts included represent the change in market value of unvested phantom units of OMP, granted in January 2019, based on the closing price per unit of OMP's common units at fiscal year-end.

As of FY Ending December 31,	Award Granted	Grant Date	Close Price Per Share
2021	OMP Phantom Unit	January 2019	$23.91
2020	OMP Phantom Unit	January 2019	$11.73
(c)Change in Value of Awards Granted in Previous Fiscal Years that Vested During the Applicable Fiscal Year. For awards that vested during a particular fiscal year, we are required to add or subtract from the PEO’s and non-PEO NEO’s SCT totals the change in fair value of the awards as of the vesting date measured against the last trading day of the prior fiscal year. The following tables disclose related valuation assumptions for the respective awards.
For the fiscal year ended December 31, 2025, this represents the change in market value of prior year awards from December 31, 2024, based solely on the close price per share on the vesting date, as accrued dividend equivalent rights and dividends are not included. For more information on accrued dividend equivalent rights and dividends, please see footnote "(e)" below.

Award Granted	Grant Date	Closing Price per Share 12/31/24	Closing Price per Share (Applicable 2025 Vest Date)
RSU	January 2021	$116.92	$126.31
RSU	February 2021	$116.92	$114.41
RSU	April 2021	$116.92	$89.34
4-year LSU	January 2021	$116.92	$127.78
4-year LSU	February 2021	$116.92	$127.78
4-year LSU	April 2021	$116.92	$88.40
RSU	August 2023	$116.92	$105.86
RSU	February 2024	$116.92	$112.45
RSU	February 2024	$116.92	$115.67
RSU	March 2024	$116.92	$104.13

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For the fiscal year ended December 31, 2024, this represents the change in market value of prior year awards from December 31, 2023, based solely on the close price per share on the vesting date, as accrued dividend equivalent rights and dividends are not included. For more information on accrued dividend equivalent rights and dividends, please see footnote "(e)" below.

Award Granted	Grant Date	Closing Price per Share 12/31/23	Closing Price per Share (Vest Date)
RSU	January 2021	$166.23	$151.02
Peer PSU	January 2021	$166.23	$116.92
Index PSU	January 2021	$166.23	$116.92
Absolute PSU	January 2021	$166.23	$157.60
RSU	February 2021	$166.23	$156.02
Peer PSU	February 2021	$166.23	$116.92
Index PSU	February 2021	$166.23	$116.92
Absolute PSU	February 2021	$166.23	$157.60
RSU	April 2021	$166.23	$187.12
Peer PSU	April 2021	$166.23	$116.92
Index PSU	April 2021	$166.23	$116.92
Absolute PSU	April 2021	$166.23	$185.31
RSU	August 2023	$166.23	$166.59
For the fiscal year ended December 31, 2023, this represents the change in market value of prior year awards from December 31, 2022, based solely on the close price per share on the vesting date, as accrued dividend equivalent rights and dividends are not included. For more information on accrued dividend equivalent rights and dividends, please see footnote "(e)" below. "Vest 1" represents regular vesting dates; "Vest 2" represents, with respect to Converted Whiting Awards, vesting in connection with Mr. Rimer's retirement pursuant to the terms of his employment agreement. In connection with the vesting of Mr. Rimer's awards, Mr. Rimer also received $6.25 per share of Whiting stock originally subject to such converted awards pursuant to the terms of the 2022 Merger Agreement.

Award Granted	Grant Date	Closing Price per Share 12/31/22	Closing Price per Share (Vest 1)	Closing Price per Share (Vest 2)
RSU	January 2021	$136.81	$136.04
Peer PSU	January 2021	$136.81	$166.23
Index PSU	January 2021	$136.81	$166.23
RSU	April 2021	$136.81	$142.32
Converted Whiting Award - RSU	July 2022	$136.81	$128.37
Converted Whiting Award - RSU	July 2022	$136.81	$143.33	$166.23
Converted Whiting Awards - PSU	July 2022	$136.81		$166.23

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For the fiscal year ended December 31, 2022, this represents the change in market value of prior year awards from December 31, 2021, based on the close price per share on the vesting date, except that the "close price" related to the OMP Restricted Unit vesting is based on the merger exchange ratio, and the value of Crestwood common units that such OMP phantom units would have otherwise been converted into as a result of the merger; accrued dividend equivalent rights and dividends are not included. For more information on accrued dividend equivalent rights and dividends, please see footnote “(e)” below. "Vest 1" represents regular vesting dates; "Vest 2" represents (1) with respect to OMP units, vestings in connection with the closing of the sale of OMP, and (2) with respect to RSU and PSU awards, vestings (for Messrs. Reid and Lorentzatos) in connection with the 2022 Merger in July 2022, which constituted a "change in control" under the terms of the awards.

Award Granted	Grant Date	Closing Price/FMV 12/31/21	Closing Price per Share (Vest 1)	Closing Price per Share (Vest 2)	Performance Unit Payout
RSU	January 2021	$125.99	$135.50	$108.90
Peer PSU	January 2021	$178.81		$108.90	122%
Index PSU	January 2021	$192.86		$108.90	150%
Absolute PSU	January 2021	$238.15		$108.90	300%
RSU	April 2021	$125.99	$152.04
OMP Phantom Units	January 2019	$23.91		$23.86
OMP Restricted Units	March 2021	$23.91		$27.95
For the fiscal year ended December 31, 2021, this represents change in market value of prior year awards from December 31, 2020, based on the closing price per share on the vesting date, but not including the value of accrued dividend equivalent rights.

Award Granted	Grant Date	Close Price Per Share
OMP Phantom Unit	January 2019	$19.33
OMP Phantom Unit	January 2019	$11.73
(d)Change in Value of Awards Granted and Vested During the Applicable Fiscal Year. For awards that were granted and vested during a particular fiscal year, we are required to add or subtract from the PEO’s and non-PEO NEO’s SCT totals the change in fair value of the awards as of the vesting date measured against the fair value of the awards on the grant date. The following table discloses related valuation assumptions for the applicable award.
For the fiscal year ended December 31, 2023, this represents the change in market value of awards from the grant date fair value, based on the close price per share on the vesting date. Accrued dividend equivalent rights and dividends are not included. For more information on accrued dividend equivalent rights and dividends, please see footnote “(e)” below.

Award Granted	Grant Date	Grant Date Fair Value Per Share	Vesting Date	Vesting Date Fair Value Per Share
RSU	January 1, 2023	$136.81	December 31, 2023	$166.23
(e)Dividends or other earnings accrued or paid on the equity awards during the year. In accordance with applicable SEC guidance, we are required to add, to the PEO’s and non-PEO NEO’s SCT totals, the value of any dividend equivalent rights or dividends accrued or paid on the equity awards during the year. Dividends that have been accrued over time and paid on vesting are included in the year they were first accrued.

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Narrative to Pay Versus Performance Table
For the fiscal year ending December 31, 2025, the following table identifies the most important financial performance measures we used to link the CAP to our NEOs to our performance. Our goal in setting the total target compensation of our NEOs is the consideration of both short- and long-term performance goals, which aligns the compensation of our NEOs with our shareholders’ interests. The majority of our NEO’s target compensation is weighted toward long-term equity performance, and the financial performance metric for LTIP awards was either absolute or relative TSR. Free Cash Flow generation was the financial performance metric for our 2025 short-term incentive program.

Important Financial Performance Measures
Absolute TSR
Relative TSR
Free Cash Flow
EBITDA
The graphs below show, for the past five years, the relationship of our TSR relative to our Peer Group as well as the relationship between the PEO(s) and non-PEO NEO CAP and our TSR, net income, and our CSM.
CAP vs. Company TSR and Peer Group TSR
The following graph compares the CAP to our PEO(s), the average of the CAP to our non-PEO NEOs and the absolute TSR performance of our common stock with the TSR performance of the S&P Oil & Gas Exploration & Production Index. The TSR amounts in the graph assume that $100 was invested beginning on November 20, 2020 (the date the Company emerged from restructuring) and that all dividends were reinvested.
CAP vs. TSR

■	CAP PEO Brooks	■	CAP PEO Brown	■	CAP Avg Non-PEO NEO
	Company TSR		Peer Group TSR

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CAP vs. Net Income
The following graph compares the CAP to our PEO(s) and the average of the CAP to our non-PEO NEOs with our net income.
CAP vs. Net Income

■	CAP PEO Brooks	■	CAP PEO Brown	■	CAP Avg Non-PEO NEO
Net Income (in thousands)
CAP vs. Relative TSR (Percentile Rank)
The following graph compares the CAP to our PEO(s) and the average of the CAP to our non-PEO NEOs with the Company's relative TSR performance. As described above, for the years ended December 31, 2021 through December 31, 2024, we calculated our relative TSR performance versus the Russell 2000 Index. For the year ended December 31, 2025, we calculated relative TSR performance versus the companies included in our performance peer group for the 2025 Relative TSR PSUs.
CAP vs. Relative TSR (Percentile Rank)

■	CAP PEO Brooks	■	CAP PEO Brown	■	CAP Avg Non-PEO NEO
	rTSR Percentile v. Russell 2000		rTSR Percentile v. 2025 Peer Group

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PROPOSAL 3

Ratification of Appointment of the Independent Registered Public Accounting Firm

The Audit and Reserves Committee of the Board of Directors has appointed PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for 2026. PricewaterhouseCoopers LLP has audited the consolidated financial statements of the Company since its formation on July 1, 2022, and of Oasis, the Company's predecessor, since its inception on February 26, 2007.
The Board of Directors is submitting the appointment of PricewaterhouseCoopers LLP for ratification at the Annual Meeting. Although the submission of this matter for approval by shareholders is not required, we value the opinions of our shareholders and believe that shareholder ratification of the appointment is a good corporate governance practice. If the shareholders do not ratify the appointment of PricewaterhouseCoopers LLP, the Audit and Reserves Committee may reconsider the appointment of that firm as the Company’s independent registered public accounting firm.
The Audit and Reserves Committee is directly responsible for the appointment, compensation, retention, evaluation, replacement, and oversight of the work of the Company’s independent registered public accounting firm. The shareholders’ ratification of the appointment of PricewaterhouseCoopers LLP does not limit the authority of the Audit and Reserves Committee to change the Company’s independent registered public accounting firm at any time.
The Company expects that representatives of PricewaterhouseCoopers LLP will be present at the Annual Meeting to respond to appropriate questions and to make a statement if they desire to do so.

The Board of Directors unanimously recommends that shareholders vote "FOR” the ratification of the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for 2026.

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Audit and All Other Fees
The table below sets forth the aggregate fees billed by PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm, for services performed during each of the last two years (in thousands):

	2025	2024
Audit Fees(1)	$2,193	$2,765
Audit-Related Fees(2)	$185	$350
Tax Fees(3)	$754	$346
All Other Fees(4)	$2	$2
Total	$3,134	$3,463
(1)Audit fees represent fees for professional services provided in connection with: (a) the annual audits of the Company’s consolidated financial statements and effectiveness of internal control over financial reporting and (b) the review of the Company’s quarterly consolidated financial statements for the years ended December 31, 2025 and 2024.
(2)Audit-related fees represent fees for assurance and related services that are reasonably related to the performance of the audit or review of the consolidated financial statements in connection with reviews of the Company’s other filings with the SEC, including review and preparation of registration statements, comfort letters, consents and research necessary to comply with generally accepted auditing standards for the years ended December 31, 2025 and 2024.
(3)Tax fees represent tax return preparation and consultation on tax matters.
(4)All other fees include any fees billed that are not audit, audit-related, or tax fees. In 2025 and 2024, these fees related to accounting research software.
Pre-Approval Policies and Procedures
The Audit and Reserves Committee's policy is to review and pre-approve the plan and scope of PricewaterhouseCoopers LLP’s audit, tax and other services. For the years ended December 31, 2025 and December 31, 2024, the Audit and Reserves Committee pre-approved each of the services described above.
Audit and Reserves Committee Report
The information contained in this Audit and Reserves Committee Report and references in this proxy statement to the independence of the Audit and Reserves Committee members shall not be deemed to be “soliciting material” or “filed” with the SEC, nor shall such information be incorporated by reference into any future filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates such information by reference in such filing.
As of March 19, 2026, the date of this report, the Audit and Reserves Committee consists of four directors who are independent, as defined by the standards of the Nasdaq and the rules of the U.S. Securities and Exchange Commission (the "SEC"). Under the charter approved by the Board of Directors, the Audit and Reserves Committee assists the Board of Directors in overseeing matters relating to the accounting and financial reporting processes of the Company, the adequacy of its internal controls and the integrity of its consolidated financial statements and is responsible for appointing, compensating, retaining and overseeing the independent registered public accounting firm.

2026 Proxy Statement	103

Audit Matters
Management is primarily responsible for the Company’s financial reporting process, including the Company’s system of internal controls. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements and issuing an opinion on the conformity of those consolidated financial statements with accounting principles generally accepted in the United States ("US GAAP"). The Audit and Reserves Committee does not itself prepare financial statements or perform audits, and its members are not employees of the Company, auditors or certifiers of the Company’s consolidated financial statements. Therefore, the Audit and Reserves Committee has relied, without independent verification, on management’s representation that the consolidated financial statements have been prepared with integrity and objectivity and in conformity with US GAAP and on the representations of the independent registered public accounting firm included in its report on the Company’s consolidated financial statements.
The Audit and Reserves Committee meets regularly with management and the independent registered public accounting firm, including private discussions with the independent registered public accounting firm, and receives the communications described below. The Audit and Reserves Committee has also established procedures for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal controls or auditing matters, and (b) the confidential, anonymous submission by the Company’s employees of concerns regarding questionable accounting or auditing matters. However, this oversight does not provide the Audit and Reserves Committee with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to ensure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit and Reserves Committee's considerations and discussions with management and the independent registered public accounting firm do not ensure that the Company’s consolidated financial statements are presented in accordance with US GAAP or that the audit of the Company’s consolidated financial statements has been carried out in accordance with generally accepted auditing standards. For a description of the Audit and Reserves Committee’s responsibilities with respect to the reserve report, please see “Board Structure and Operations—Committees” and "Board's Roles and Responsibilities—Oversight of Risk Management" above.
In this context, the Audit and Reserves Committee hereby reports as follows:
1.The Audit and Reserves Committee reviewed and discussed the Company’s audited consolidated financial statements as of and for the year ended December 31, 2025 with management and the independent registered public accounting firm.
2.The Audit and Reserves Committee reviewed and discussed with the independent registered public accounting firm all matters required to be discussed by the applicable standards of the Public Company Accounting Oversight Board (“PCAOB”), including those described in PCAOB AS 1301 (Communications with Audit Committees).
3.The Audit and Reserves Committee has received the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit and Reserves Committee concerning independence, and has discussed with the independent registered public accounting firm its independence.
4.Based on such review and discussions referred to in paragraphs (1) through (3) above, the Audit and Reserves Committee recommended to the Board of Directors, and the Board of Directors approved, that the Company’s audited consolidated financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2025, that has been filed with the SEC.
Audit and Reserves Committee of the Board of Directors
Jeffrey Sheets, Chair
Douglas Brooks, Member
Samantha (Holroyd) McKinney, Member
Ward Polzin, Member

104	2026 Proxy Statement

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding the beneficial ownership of common stock as of March 9, 2026 by (i) each person who is known by the Company to own beneficially more than five percent of the outstanding shares of common stock, (ii) each named executive officer of the Company, (iii) each director of the Company and (iv) all directors and executive officers as a group.

Name of Person or Identity of Group	Number of CHRD Shares	Percent of Class(1)
Fidelity Management & Research Company LLC(2)	6,335,373	11.2%
BlackRock, Inc.(3)	5,932,424	10.5%
The Vanguard Group, inc.(4)	4,343,891	7.7%
Key Group Long Term Investments LP(5)	2,903,000	5.1%
Douglas Brooks(6)	27,307	*
Daniel Brown(6)	157,676	*
Susan Cunningham(6)	14,441	*
Ian Dundas(6)	72,261	*
Hilary Foulkes(6)	4,204	*
Samantha Holroyd(6)	17,706	*
Kevin McCarthy(6)	20,523	*
Ward Polzin(6)	2,888	*
Jeffrey Sheets(6)	6,148	*
Anne Taylor(6)	13,306	*
Marguerite Woung-Chapman(6)	9,122	*
Darrin Henke(6)	4,066	*
Shannon Kinney(6)	—	*
Michael Lou(6)	78,580	*
Richard Robuck(6)	16,700	*
All directors and executive officers as a group (15 persons)(6)	444,928	*
*    Less than 1%.
(1)Based upon an aggregate of 56,686,101 shares outstanding as of March 9, 2026.
(2)According to a Schedule 13G/A, dated October 6, 2025, filed with the SEC by FMR LLC, it has sole voting power over 6,335,373 shares and sole dispositive power over 6,352,348 shares. The address of FMR LLC is 245 Summer Street, Boston MA 02210.
(3)According to a Schedule 13G/A, dated November 12, 2024, filed with the SEC by BlackRock, Inc., it has sole voting power over 5,675,866 shares and sole dispositive power over 5,932,424 of these shares. The address of BlackRock, Inc. is 50 Hudson Yards, New York, NY 10001.
(4)According to a Schedule 13G/A, dated February 13, 2024, filed with the SEC by Vanguard Group Inc, it has sole dispositive power over 4,268,361 of these shares, shared voting power over 36,090 of these shares and shared dispositive power over 75,530 of these shares. The address of Vanguard Group Inc is 100 Vanguard Blvd., Malvern, PA 19355.

2026 Proxy Statement	105

Security Ownership of Certain Beneficial Owners and Management
(5)According to a Schedule 13G, dated December 1, 2025, filed with the SEC by Key Group Long Term Investments LP, it has shared voting power and dispositive power with Sunil Jagwani over 2,903,000 shares. The address of Key Group Long Term Investments LP is c/o McKinney Bancroft & Hughes, Mareva House, 4 George Street, Nassau, Bahamas. The address for Mr. Jagwani is 3C Caves Point, West Bay Street, Nassau, Bahamas.
(6)Executive officer or director of the Company. The mailing address of each person is 1001 Fannin Street, Suite 1500, Houston, Texas 77002.

106	2026 Proxy Statement

Users’ Guide

The Board of Directors of the Company requests your proxy for the Annual Meeting of Shareholders that will be held on Wednesday, April 29, 2026, at 9:00 a.m. Central Time, at the offices of the Company, 1001 Fannin Street, Suite 1500, Houston, Texas 77002. By granting the proxy, you authorize the persons named on the proxy to represent you and vote your shares at the Annual Meeting in accordance with your instructions. You may revoke your proxy at any time before the vote is taken by following the instructions in this proxy statement.
Important Notice Regarding the Availability of Proxy Materials
for the Annual Meeting of Shareholders to be held on April 29, 2026:
the proxy statement for 2026 and the annual report for 2025 are available at www.proxyvote.com

The Company is making its proxy materials available, including the proxy statement and the Company's Annual Report on Form 10-K, to its shareholders of record as of the close of business on March 9, 2026, beginning on March 19, 2026.
When and where is the Annual Meeting?
The Annual Meeting will be held at the offices of the Company, 1001 Fannin Street, Suite 1500, Houston, Texas 77002, on Wednesday, April 29, 2026, at 9:00 a.m. Central Time.
Who may vote?
You may vote if you were a holder of record of the Company's common stock as of the close of business on March 9, 2026, the record date for the Annual Meeting. Each share of the Company's common stock is entitled to one vote at the Annual Meeting. On the record date, there were 56,686,101 shares of common stock outstanding and entitled to vote at the Annual Meeting. There are no cumulative voting rights associated with the Company's common stock.
May I attend the Annual Meeting?
Yes, if you were a shareholder of record as of the close of business on March 9, 2026. You must present valid, government‑issued picture identification, such as a driver’s license, before being admitted to the Annual Meeting. If your shares are held in the name of your broker, bank, or other nominee, you must bring to the Annual Meeting an account statement or letter from the nominee indicating that you beneficially owned the shares on March 9, 2026. Cameras, recording devices, cell phones and other electronic devices may not be used during the Annual Meeting.
How can I access the proxy materials over the Internet?
Your Notice of Internet Availability or proxy card, if you received one, will contain instructions on how to view our proxy materials for the Annual Meeting on the Internet. Our proxy materials are also available at http://www.proxyvote.com.
What am I voting on and how does the Board recommend that I vote?

Proposal	Board Vote Recommendation
Proposal 1 — Election of Directors	FOR all nominees
Proposal 2 — Advisory vote to approve the Company's Named Executive Officer compensation	FOR
Proposal 3 — Ratification of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for 2026	FOR

2026 Proxy Statement	107

Users’ Guide
A proxy that is properly completed and submitted, unless revoked as described below, will be voted at the Annual Meeting in accordance with the instructions on the proxy. If you properly complete and submit a proxy, but do not indicate any specific voting instructions, your shares will be voted in accordance with the Board of Director’s recommendations on all matters presented in this proxy statement. If any other business properly comes before the shareholders for a vote at the meeting, your shares will be voted in accordance with the discretion of the holders of the proxy. The Board of Directors knows of no matters, other than those previously stated, to be presented for consideration at the Annual Meeting.
What is the effect of an “advisory” vote?
An advisory vote is not binding on our Board of Directors or the Compensation and Human Resources Committee and will not overrule any decisions made by our Board of Directors or the Compensation and Human Resources Committee or require them to take any specific action. Although the vote is non-binding, our Board of Directors and the Compensation and Human Resources Committee value the opinions of our shareholders, and will carefully consider the outcome of the vote when making future compensation decisions for our Named Executive Officers. To the extent there is any significant vote against our Named Executive Officers’ compensation as disclosed in this proxy statement, we will consider our shareholders’ concerns, and the Compensation and Human Resources Committee will evaluate whether any actions are necessary to address those concerns.
Why should I vote?
Your vote is very important regardless of the amount of stock you hold. The Board of Directors strongly encourages you to exercise your right to vote as a shareholder of the Company.
How do I vote?
You may vote by any of the four methods listed below. If your stock is held in street name (in the name of a bank, broker, or other holder of record), please see “How do beneficial owners vote?” below.

Internet. Vote on the Internet at http://www.proxyvote.com. This website also allows electronic proxy voting using smartphones, tablets and other web-connected mobile devices (additional charges may apply pursuant to your service provider plan). Simply follow the instructions on the Notice of Internet Availability to access the proxy materials, or on the proxy card, if you received one by mail. If you vote on the Internet, you can request electronic delivery of future proxy materials. Internet voting facilities for shareholders of record will be available 24 hours a day and will close at 11:59 p.m. (Eastern Time) on Tuesday, April 28, 2026.

Telephone. Vote by telephone by following the instructions on the Notice of Internet Availability to access the proxy materials, or on the proxy card, if you received one by mail. Easy-to-follow voice prompts allow you to vote your stock and confirm that your vote has been properly recorded. Telephone voting facilities for shareholders of record will be available 24 hours a day and will close at 11:59 p.m. (Eastern Time) on Tuesday, April 28, 2026.

Mail. If you received a proxy card by mail, vote by mail by completing, signing, dating and returning your proxy card in the pre-addressed, postage-paid envelope provided. If you vote by mail and your proxy card is returned unsigned, then your vote cannot be counted. If you vote by mail and the returned proxy card is signed without indicating how you want to vote, then your proxy will be voted as recommended by the Board of Directors. If mailed, your completed and signed proxy card must be received by Tuesday, April 28, 2026.

Meeting. You may attend and vote at the Annual Meeting.
The Board of Directors recommends that you vote using one of the first three methods discussed above, as it is not practical for most shareholders to attend and vote at the Annual Meeting. Using one of the first three methods discussed above to vote will not limit your right to vote at the Annual Meeting if you later decide to attend in person.

108	2026 Proxy Statement

Users’ Guide
If I vote by telephone or Internet and received a proxy card in the mail, do I need to return my proxy card?
No.
If I vote by mail, telephone or Internet, may I still attend the Annual Meeting?
Yes.
How do beneficial owners vote?
If your shares are held in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name,” and the proxy materials will be forwarded to you by your broker or nominee. The broker or nominee is considered the shareholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker how to vote. Beneficial owners that receive the proxy materials by mail from the shareholder of record should follow the instructions included in those materials (usually a voting instruction card) to transmit voting instructions.
Can I revoke my proxy?
Yes. You may revoke your proxy before the voting polls are closed at the Annual Meeting by the following methods:
•voting at a later time by Internet or telephone until 11:59 p.m. (Eastern Time) on Tuesday, April 28, 2026;
•voting in person at the Annual Meeting;
•delivering to the Company's Corporate Secretary a proxy with a later date or a written revocation of your most recent proxy; or
•giving notice to the inspector of elections at the Annual Meeting.
If you are a street name shareholder (for example, if your shares are held in the name of a bank, broker, or other holder of record) and you vote by proxy, you may later revoke your proxy by informing the holder of record in accordance with that entity’s procedures.
How many votes must be present to hold the Annual Meeting?
Your stock is counted as present at the Annual Meeting if you attend the Annual Meeting and vote in person or if you properly return a proxy by Internet, telephone or mail. In order for us to hold our Annual Meeting, holders of a majority of the voting power of the outstanding shares of the Company entitled to vote at the meeting must be present in person or by proxy at the Annual Meeting. This is referred to as a quorum. Abstentions and broker non-votes will be counted as present for purposes of determining a quorum.
If a quorum is not present, the person presiding over the Annual Meeting in accordance with our Bylaws or, in the absence of such person, the holders of a majority of the voting power of shares of stock who are present in person or by proxy at the Annual Meeting have the power to adjourn the Annual Meeting from time to time, without notice other than as required by applicable law. At any adjourned Annual Meeting at which a quorum is present, any business may be transacted that might have been transacted at the Annual Meeting as originally notified.
What is a broker non-vote?
The Nasdaq permits brokers to vote their customers’ stock held in street name on routine matters (“Discretionary Items”) when the brokers have not received voting instructions from their customers. The Nasdaq does not, however, allow brokers to vote their customers’ stock held in street name on non-routine matters unless they have received voting instructions from their customers. In such cases, the uninstructed shares for which the broker is unable to vote are called broker non-votes.
What Discretionary Items will be voted on at the Annual Meeting?
Proposal 3, the ratification of the independent registered public accounting firm is the only Discretionary Item on which brokers may vote in their discretion on behalf of customers who have not provided voting instructions.

2026 Proxy Statement	109

Users’ Guide
What non-routine matters will be voted on at the Annual Meeting?
Proposal 1, the election of directors, and Proposal 2, the advisory vote to approve our Named Executive Officer compensation, are non-routine matters on which brokers are not allowed to vote unless they have received voting instructions from their customers.
How many votes are needed to approve each of the proposals or, with respect to the advisory vote, to be considered the recommendation of the shareholders?
The Board of Directors recommends a vote FOR each of the following three Proposals:

Proposal	Vote Required	Page Number
Proposal 1 — Election of Directors	Majority of votes cast Director Resignation Policy - Directors required to submit resignation to the Board of Directors if more “against” votes than “for” votes are received Effect of Abstentions - None Effect of Broker Non-vote - None	17
Proposal 2 — Advisory vote to approve the Company's Named Executive Officer compensation	Majority voting power of shares present and entitled to vote thereon Effect of Abstentions - Vote against Effect of Broker Non-vote - None	53
Proposal 3 — Ratification of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for 2026	Majority voting power of shares present and entitled to vote thereon Effect of Abstentions - Vote against No Broker Non-votes - Discretionary Item	102
Each of Proposals 2 and 3 will be approved if it receives the affirmative vote of a majority of the voting power of the shares entitled to vote on the proposals and present in person or by proxy at the Annual Meeting. Both abstentions and broker non-votes are counted in determining that a quorum is present for the meeting.
Could other matters be decided at the Annual Meeting?
We are not aware of any matters that will be considered at the Annual Meeting other than those set forth in this proxy statement. However, if any other matters arise at the Annual Meeting, the persons named in your proxy will vote in accordance with their best judgment.
What is the Director Resignation Policy?
The Company’s Bylaws provide for the election of directors by a majority of votes cast and require a director nominee in an uncontested election who receives more votes “against” than votes “for” his or her election to tender his or her resignation to the Board of Directors for its consideration. In such event, the Nominating and Governance Committee would determine whether to accept such director’s resignation, subject to the Board of Directors’ final approval. The Board of Directors will promptly disclose its decision within 90 days after the date of the certification of the election results. The Company believes that this majority vote standard provides for accountability while preserving the ability of the Board of Directors to exercise its judgment in the best interest of all shareholders. Abstentions will not be taken into account in director elections.

110	2026 Proxy Statement

Users’ Guide
Where can I find the voting results of the Annual Meeting?
We will announce the preliminary voting results at the Annual Meeting and disclose the final voting results in a current report on Form 8-K filed with the SEC within four business days of the date of the Annual Meeting unless only preliminary voting results are available at that time. To the extent necessary, we will file an amended report on Form 8-K to disclose the final voting results within four business days after the final voting results are known. You may access or obtain a copy of these and other reports free of charge on the Company’s website at www.chordenergy.com. Also, the referenced Form 8-K, any amendments thereto and other reports filed with or furnished to the SEC by the Company are available to you over the Internet at the SEC’s website at www.sec.gov.
Who pays for the proxy solicitation related to the Annual Meeting?
The Company will bear all costs of solicitation. Solicitation of proxies may be made via the Internet, by mail, personal interview or telephone by officers, directors and regular employees of the Company. None of our officers or employees will receive any extra compensation for soliciting you. The Company may also request banking institutions, brokerage firms, custodians, nominees and fiduciaries to forward solicitation material to the beneficial owners of the common stock that those companies or persons hold of record, and the Company will reimburse the forwarding expenses. In addition, the Company has retained Broadridge Financial Solutions, Inc., an independent third party (“Broadridge”), to tabulate votes for a fee estimated not to exceed $10,000.
Who will tabulate and certify the vote?
Broadridge will tabulate and certify the vote, and will have a representative to act as the independent inspector of elections for the Annual Meeting.
If I want to submit a shareholder proposal or director nomination for the 2027 Annual Meeting, when is that proposal or nomination due?
If you are an eligible shareholder and want to submit a proposal for possible inclusion in the proxy materials relating to the 2027 Annual Meeting of Shareholders (the “2027 Annual Meeting”), your proposal must be delivered to the attention of our Corporate Secretary and must be received at our principal executive office, 1001 Fannin Street, Suite 1500, Houston, Texas 77002, no later than November 19, 2026, unless the Company notifies the shareholders otherwise. We will only consider proposals that are timely and meet the requirements of SEC Rule 14a-8 as well as the procedures set forth in our Bylaws.
If you are an eligible shareholder and want to submit a director nominee for possible inclusion in the proxy materials relating to the 2027 Annual Meeting under the proxy access provisions of Section 3.13 of our Bylaws, your proposal must be delivered to the attention of our Corporate Secretary and must be received at our principal executive office no later than November 19, 2026.
If you intend to solicit proxies in support of a director nominee other than the Company's nominees or to submit a proposal or director nomination at the 2027 Annual Meeting not included in the Company’s proxy materials, you must provide proper written notice in accordance with the procedures set forth in Section 3.12 of our Bylaws and, if you intend to solicit proxies, the notice must additionally set forth all the information required by Rule 14a-19 (the SEC's universal proxy rule). In each case, you must deliver such notice to our principal executive offices so that it is received no earlier than the close of business on the 120th day (December 30, 2026), and no later than the close of business on the 90th day (January 29, 2027), prior to the first anniversary date of the Annual Meeting. Provided, however, that in the event that the date of the 2027 Annual Meeting is more than 30 days before or more than 60 days after the first anniversary date of the Annual Meeting, such notice must be received not earlier than the close of business on the 120th day prior to the date of the 2027 Annual Meeting and not later than the close of business on the later of the 90th day prior to the 2027 Annual Meeting and the 10th day following the Company's first public announcement of the date of the 2027 Annual Meeting. In addition to being proper for shareholder action and in compliance with applicable law, any director nomination must be submitted in accordance with, and include the information and materials required by, the Bylaws and, to the extent applicable, the Amended and Restated Certificate of Incorporation.

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Users’ Guide
How can I obtain a copy of the Annual Report on Form 10-K?
Shareholders may request a free copy of our Annual Report on Form 10-K by submitting such request to Investor Relations, Chord Energy Corporation, 1001 Fannin Street, Suite 1500, Houston, Texas, 77002, or by calling (281) 404-9500. Alternatively, shareholders can access our Annual Report on Form 10-K on the Company’s website at www.chordenergy.com and at www.proxyvote.com. Also, our Annual Report on Form 10-K and other reports filed by the Company with the SEC are available to you over the Internet at the SEC’s website at www.sec.gov.
Will I get more than one copy of the proxy statement and annual report if there are multiple shareholders at my address?
One copy of this proxy statement and our Annual Report on Form 10-K (the “Proxy Materials”) will be sent to shareholders who share an address, unless they have notified the Company that they want to continue receiving multiple packages. A copy of the Proxy Materials will also be promptly sent upon written or oral request to any shareholder of a shared address to which a single copy of the Proxy Materials was delivered. If two or more shareholders with a shared address are currently receiving only one copy of the Proxy Materials, then the shareholders may request to receive multiple packages in the future, or if a shareholder is currently receiving multiple packages of the Proxy Materials, then the shareholder may request to receive a single copy in the future. Such requests may be made by writing to Investor Relations, Chord Energy Corporation, 1001 Fannin Street, Suite 1500, Houston, Texas 77002 or by calling (281) 404-9500.
*****
IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO VOTE BY INTERNET, BY PHONE OR IF YOU HAVE RECEIVED PAPER COPIES OF THE PROXY MATERIAL, BY COMPLETING, SIGNING AND RETURNING THE PROXY IN THE ENCLOSED POSTAGE-PAID, ADDRESSED ENVELOPE.

112	2026 Proxy Statement

Other Information

CAUTIONARY LANGUAGE REGARDING FORWARD-LOOKING STATEMENTS
This proxy statement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Exchange Act. All statements, other than statements of historical facts, included in this proxy statement that address activities, events or developments that Chord expects, believes or anticipates will or may occur in the future, including any statements regarding future opportunities for Chord, future financial performance and condition, guidance and statements regarding Chord’s future expectations, beliefs, plans, objectives, assumptions or future events or performance are forward-looking statements. The words “anticipate,” "believe," "goal," "target," “ensure,” “expect,” “if,” “intend,” “estimate,” “probable,” “project,” “forecasts,” “predict,” “outlook,” “aim,” “will,” “could,” “should,” “would,” “potential,” “may,” “might,” “likely,” “plan,” “positioned,” “strategy” and similar expressions or other words of similar meaning, and the negatives thereof, are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond Chord’s control, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. These include, but are not limited to, changes in crude oil, NGL and natural gas realized prices, uncertainty regarding the future actions of foreign oil producers and the related impacts such actions have on the balance between the supply of and demand for crude oil, NGLs and natural gas, the actions taken by OPEC+ with respect to oil production levels and announcements of potential changes in such levels, including the ability of the OPEC+ countries to agree on and comply with production levels, changes in trade policies and regulations, including increases or change in duties, current and potentially new tariffs or quotas and other similar measures, as well as the potential impact of retaliatory tariffs and other actions, war between Russia and Ukraine, military conflicts in the Red Sea Region and the wider Middle East and their effect on commodity prices, changes or uncertainty in general economic and geopolitical conditions, inflation rates and the impact of associated monetary policy responses, including fluctuating interest rates, logistical challenges and supply chain disruptions, Chord’s business strategy, including the continued implementation of Chord’s 4-mile well program, the geographic concentration of Chord’s operations, uncertainties in estimating proved reserves and forecasting production results, drilling and completion of wells, operational factors affecting the commencement or maintenance of producing wells, the availability of infrastructure and midstream service providers, Chord’s ability to realize the anticipated benefits from acquisitions, the condition of the capital markets generally, as well as Chord’s ability to access them, the proximity to and capacity of transportation facilities, uncertainties regarding environmental regulations or litigation and other legal or regulatory developments affecting Chord’s business, as well as those factors discussed under “Item 1A. Risk Factors,” “Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and elsewhere in Chord’s Annual Report on Form 10-K filed with the SEC on February 26, 2026. All forward-looking statements speak only as of the date of this proxy statement. Although Chord believes that its plans, intentions and expectations reflected in or suggested by the forward-looking statements Chord makes in this proxy statement are reasonable, Chord can give no assurance that these plans, intentions or expectations will be achieved, and Chord disclaims any obligation to update or revise these statements unless required by securities law. These cautionary statements qualify all forward-looking statements attributable to Chord or persons acting on its behalf, and you should not place undue reliance on these forward-looking statements.

2026 Proxy Statement	113

Other Information
NOTE REGARDING CERTAIN VOLUNTARY DISCLOSURES
We have included in this proxy statement certain voluntary disclosures regarding our environmental, health and safety efforts, community involvement and related matters because we believe these matters are of interest to some of our investors; however, we do not believe these disclosures are “material” as that concept is defined by or construed in accordance with the securities laws or any other laws of the U.S. or any other jurisdiction (collectively, “Applicable Law”), or as that concept is used in the context of financial statements and financial reporting, and nothing in these voluntary disclosures or other sustainability reports or statements we may issue from time to time should be construed to indicate otherwise. In addition, although our voluntary disclosures or other sustainability reports or statements may describe potential future events that may be significant, the significance of those potential events should not be read as equating to materiality as the concept is defined by or construed in accordance with Applicable Law, or as the concept is used in the context of financial statements and financial reporting. Moreover, while we may use the terms “material,” “materiality” and similar terms in our voluntary disclosures or other sustainability reports or statements, we are using such terms to refer to the topics that may reflect significant environmental or social impacts or to topics that substantively influence assessments by certain third parties promulgating various environmental or social ratings or scores, and are not using “material,” “materiality” and similar terms in these contexts as those concepts are defined by or construed in accordance with Applicable Law, or as those concepts are used in the context of financial statements and financial reporting.
The information on any website referenced in this proxy statement is not deemed to be part of or incorporated by reference into this proxy statement.

114	2026 Proxy Statement

ENERGIZING THE WORLD

Chord Energy

1001 Fannin Street, Suite 1500
Houston, Texas 77002

chordenergy.com

CHORD ENERGY CORPORATION
1001 FANNIN STREET, SUITE 1500
HOUSTON, TX 77002

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 PM. Eastern Time on April 28, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 PM. Eastern Time on April 28, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V86001-P46329 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

CHORD ENERGY CORPORATION

The Board of Directors recommends you vote FOR the following:

1. To elect eleven directors to serve until the 2027 Annual Meeting:

Nominees:	**For**	**Against**	**Abstain**
1a. Douglas Brooks	☐	☐	☐
1b. Daniel Brown	☐	☐	☐
1c. Susan Cunningham	☐	☐	☐
1d. Ian Dundas	☐	☐	☐
1e. Hilary Foulkes	☐	☐	☐
1f. Kevin McCarthy	☐	☐	☐
1g. Samantha McKinney	☐	☐	☐
1h. Ward Polzin	☐	☐	☐
1i. Jeff Sheets	☐	☐	☐
1j. Anne Taylor	☐	☐	☐
1k. Marguerite Woung-Chapman	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2 and 3.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.

V86002-P46329

CHORD ENERGY CORPORATION
Annual Meeting of Stockholders
April 29, 2026 9:00 AM Central Time
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Richard N. Robuck and Shannon B. Kinney, and each of them, as attorneys in fact and proxies with full power of substitution and revocation as to each of them, to represent the undersigned and to vote all the shares of common stock of Chord Energy Corporation that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at the Offices of Chord Energy Corporation, 1001 Fannin Street, Suite 1500, Houston, Texas 77002, on Wednesday, April 29, 2026, at 9:00 AM. Central Time (the "Annual Meeting"), and any adjournment or postponement thereof, upon the matters set forth on the reverse side.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, THE NAMED PROXIES WILL VOTE "FOR" THE ELECTION OF THE DIRECTOR NOMINEES AND "FOR" ITEMS 2 AND 3. THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. TO BE VALID, THIS PROXY MUST BE SIGNED.

Continued and to be signed on reverse side